TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                           2
MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FUND PERFORMANCE
Large Cap Value                                                  3
Large Cap Growth                                                 4
Small Cap Value                                                  5
Small Cap Growth                                                 6
Mid-Cap                                                          8
Capital Appreciation                                             9
Equity Income                                                   10
Balanced                                                        11
Capital Growth                                                  12
Core Fixed Income                                               13
Bond                                                            14
High Yield Bond                                                 15
REPORT OF INDEPENDENT ACCOUNTANTS                               16
STATEMENT OF NET ASSETS                                         17
STATEMENT OF OPERATIONS                                         52
STATEMENT OF CHANGES IN NET ASSETS                              54
FINANCIAL HIGHLIGHTS                                            56
NOTES TO FINANCIAL STATEMENTS                                   58
SHAREHOLDER VOTING RESULTS                                      64
NOTICE TO SHAREHOLDERS                                          72

LETTER TO SHAREHOLDERS

To Our Shareholders:
   The fiscal year ended September 30, 1995 was one of solid progress for the SEI Institutional Managed Trust. In addition to experiencing positive investment results across the board, we made numerous structural enhancements that will benefit our investors in the years ahead.
   Among these enhancements was the addition of our Small Cap Value
Portfolio and Large Cap Growth Portfolio. Our asset allocation philosophy is built on the premise that a well-balanced investment program should have access to style-specific funds from all four quadrants of the equity market: large-capitalization growth, large-capitalization value, small-capitalization growth, and small-capitalization value. And now, with the availability of these new portfolios, investors can find all four types of equity funds within the Trust.
   During the past year, we also introduced the High Yield Bond
Portfolio, which gives our investors the opportunity to seek above-average yields through a portfolio of below investment grade debt securities. As with our equity offerings, the addition of this fund makes it possible for investors to participate in a well rounded fixed income strategy (a domestic investment grade bond fund, a domestic high-yield bond fund, and an international bond fund).
   In addition, we updated the names of several funds to better reflect their investment strategies. The former Value Portfolio is now the Large Cap Value Portfolio; the former Mid-Cap Growth Portfolio is now the Mid-Cap Portfolio; and the former Intermediate Bond Portfolio is now the Core Fixed Income Portfolio.
   Looking ahead, we plan to continue to pursue our disciplined approach to investment management, and to support our shareholders' efforts to build individual investment strategies based on the proven principles of asset allocation.
   As always, we thank you for your continued confidence in the SEI Institutional Managed Trust.


Sincerely,




David G. Lee
President and
Chief Executive Officer

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995

                       LARGE CAP VALUE PORTFOLIO
          ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
          SUB-ADVISERS - MELLON EQUITY ASSOCIATES
                         MERUS CAPITAL MANAGEMENT
                         LSV ASSET MANAGEMENT
OBJECTIVE
   The Portfolio seeks to provide long-term growth of capital and income by investing in the equity securities of large companies. The Portfolio invests primarily in a diversified portfolio of high quality, income producing common stocks, which in the adviser's opinion, are undervalued in the market place at the time of purchase.

STRATEGY
   SEI Financial Management Corporation ("SFM") employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Large Cap Value Portfolio is jointly sub-advised by three investment managers. Assets of the Portfolio are strategically allocated among its three sub-advisers, each of which has responsibility for stock selection for its respective assets under management.
   Through various investment approaches, each sub-adviser contributes a unique expertise or substyle to the Portfolio. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value. Mellon Equity Associates invests primarily in large cap value stocks that are representative of the market. Merus Capital Management pursues an investment strategy focusing on companies with above market dividend yields.
   Each of the aforementioned substyles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS
   The Large Cap Value Portfolio posted an impressive 27.4% return
(Class A shares) since its restructuring on October 3, 1994. This fiscal year marks the first year under the newly constructed Large Cap Value Portfolio. Duff & Phelps was terminated as adviser at the end of last fiscal year and SFM was hired as adviser with Mellon Equity Associates, Merus Capital Management and LSV Asset Management hired as sub-advisers to the Portfolio, representing exposures to the core, yield and contrarian sub-styles, respectively.
   The Large Cap Value Portfolio's mandate to add value through stock selection with minimal active exposure to both style and sectors relative to the index enabled the fund to benefit from the strong financial services rally that has persisted throughout the fiscal year. The tremendous run in the technology sector, however, turned fiscal 1995 into a growth year rather than a value year. Despite the market's preference for earnings momentum and growth, the Large Cap Value Portfolio managed to keep pace with the market and post a very strong fiscal year.
   The rally in the financial services sector was led by falling interest rates during the fiscal year combined with a flurry of consolidation in the banking industry. The industry, as measured by Standard & Poor's industry group ranking, advanced over 48.7% for the fiscal year, solidifying its position as the tenth best industry group over the time period. The Large Cap Value Portfolio's average 11.2% exposure to the banking industry combined with superior stock selection made this policy one of the best for the year. Drugs, aerospace and telephones also contributed positively to the return. Utility stocks, despite the falling interest rate environment, failed to keep pace with the record breaking market, as investors' concerns over competition within the industry served as a deterrent.

                        LARGE CAP VALUE
                 AVERAGE ANNUAL TOTAL RETURN 1

                                                  Annualized
                                                   Inception
                                                     to Date
Class A                                               27.40%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST LARGE CAP VALUE PORTFOLIO,
VERSUS THE S&P 500 COMPOSITE INDEX, AND THE S&P/BARRA VALUE INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Large Cap Value Portfolio, Class A from October 31, 1994 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index and the S&P/Barra Value Index.
The plot points used to draw the line graph were as follows:

Period Ended    Growth of $10,000                Growth of $10,000        Growth of $10,000
                Invested in Large Cap Value      Invested in S&P 500      Invested in S&P/BARRA
                Portfolio, Class A               Composite Index          Value Index
10/31/94          $10,000                          $10,000                  $10,000
09/30/95          $12,421                          $12,689                  $12,497


1 FOR THE PERIOD ENDED 9/30/95. THE PERFORMANCE INDICATED ABOVE BEGINS ON OCTOBER 3, 1994 AT WHICH TIME MELLON EQUITY
ASSOCIATES BEGAN ACTING AS INVESTMENT ADVISER TO THE PORTFOLIO. PREVIOUS PERIODS DURING WHICH THE PORTFOLIO WAS ADVISED BY ANOTHER INVESTMENT ADVISER ARE NOT SHOWN.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995

                           LARGE CAP GROWTH PORTFOLIO
                 ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
                 SUB-ADVISER - ALLIANCE CAPITAL MANAGEMENT, L.P.
                               IDS ADVISORY GROUP INC.

OBJECTIVES:
   The investment objective of the Large Cap Growth Portfolio is capital appreciation by investing in the equity securities of large companies. The Portfolio invests in the securities of issuers believed to possess significant growth potential.

STRATEGY:
   SEI Financial Management Corporation ("SFM") employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Large Cap Growth Portfolio is jointly sub-advised by two investment sub-advisers. Assets of the Portfolio are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.
   Through various investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Portfolio. Alliance Capital Management, L.P. invests in large cap growth stocks that are representative of the market. IDS Advisory Group Inc. invests primarily in large cap growth stocks whose sector is expected to outperform the market.
   Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS:
   Since the Portfolio's inception on December 20, 1994, it returned
28.41% (Class A shares). From inception through the end of the Portfolio's fiscal year, technology and financial services companies, particularly computer related companies and banks, performed very strongly. The Portfolio's exposure to the financial services sector provided strong returns; however, the Portfolio did not take full advantage of the available returns of technology due to its under exposure relative to the Index.
   The consumer non-durable sector, which includes food, beverage, tobacco, retail and healthcare, is the largest sector in the Portfolio and the Index. Retail stocks performed especially poor as consumer spending remains frugal. Healthcare continues to be a volatile sector as efforts continue by congress to balance the budget which is likely to have a substantial impact on the US healthcare system.
   The Portfolio is currently positioned for slower corporate earnings growth, slower economic growth and lower interest rates. This environment is expected to continue to benefit the financial services sector and the technology sector. The "information highway" is expected to provide strong earnings to the telephone, cable and media companies which the fund is currently invested.

                            LARGE CAP GROWTH
                       AVERAGE ANNUAL TOTAL RETURN 1

                                        Annualized      Cumulative
                                        Inception       Inception
                                         to Date         to Date
Class A                                   37.90%          28.41%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST LARGE CAP GROWTH PORTFOLIO,
VERSUS THE S&P/BARRA GROWTH INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Large Cap Growth Portfolio, Class A from December 31, 1994 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P/BARRA Growth Index.
The plot points used to draw the line graph were as follows:


Period Ended          Growth of $10,000                Growth of $10,000
                      Invested in Large Cap Growth     Invested in S&P/BARRA
                      Portfolio, Class A               Growth Index
12/31/94                $10,000                          $10,000
09/30/95                $12,751                          $13,078

1 FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE
OFFERED BEGINNING 12/20/94.


                         SMALL CAP VALUE PORTFOLIO
                ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
                 SUB-ADVISER - 1838 INVESTMENT ADVISORS, L.P.

OBJECTIVES
   The Small Cap Value Portfolio seeks to provide capital appreciation by investing in equity securities of smaller companies. The Portfolio invests in the stocks of companies whose prices appear low relative to certain fundamental characteristics such as earnings, book value or return on equity.

STRATEGY
   SEI Financial Management Corporation's ("SFM") investment philosophy is to add value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Small Cap Value Portfolio is sub-advised by one investment manager, which has responsibility for the stock selection of the Portfolio.
   Using a bottom-up selection process, the Portfolio's sub-adviser screens a universe of over 9000 companies to generate a list of stocks with low market capitalization and low price-to-earnings ratios. These survivors are then rigorously evaluated to create a portfolio of securities with strong balance sheets and potential for price appreciation.

ANALYSIS
   From the Small Cap Value Portfolio's inception on December 20, 1994 to its fiscal year end on September 30, 1995, it returned 22.2% (Class A shares). The difference was due largely to the Portfolio's underweight to financial stocks and concentration in the retail sector.
   Fiscal 1995 was a good one for financial- and technology-related stocks. The former benefited from the continuing deregulation of the banking industry, the takeovers of smaller banks by larger ones, and a declining interest rate environment. Technology-related issues gained primarily from corporate investment in productivity increases as well as acceptance in a wider range of applications. Semiconductor stocks in particular profited from increased demand for memory chips and processors such as Intel's Pentium. Retail stocks largely lagged the market due to depressed consumer spending and heavy margin competition.
   The year was dominated by growth companies as first small then large companies announced record profit gains. The cyclical, interest rate sensitive companies in the value sector of the market lagged substantially until the second and third quarters of 1995 when they, also joined in the profit increases of the rest of the market. Early indications suggest that this rapid pace of growth will cool as the economy as a whole decelerates to a more leisurely pace.
   SFM determined that an investment approach based on price-to-book will complement the current price-to-earnings investment substyle well. Accordingly, the Portfolio's emphasis on companies selling at low price-to-earnings multiples will shift somewhat during fiscal 1996 with the pending addition of Boston Partners Asset Management, L.P. ("Boston Partners") as the second sub-adviser to the Portfolio. Boston Partners' discipline emphasizes stocks with low price-to-book ratios. This shift should decrease the fund's absolute and style-relative variability.

                                SMALL CAP VALUE
                          AVERAGE ANNUAL TOTAL RETURN 1

                                        Annualized      Cumulative
                                        Inception       Inception
                                          to Date         to Date
Class A                                    29.38%         22.19%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST SMALL CAP VALUE PORTFOLIO,
VERSUS THE FRANK RUSSELL 2000 VALUE INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Small Cap Value Portfolio, Class A from December 31, 1994 through September 30, 1995 as compared with the growth of a $10,000 investment in the Frank Russell 2000 Value Index.
The plot points used to draw the line graph were as follows:

Period Ended         Growth of $10,000                 Growth of $10,000
                     Invested in Small Cap Value       Invested in Frank Russell
                     Portfolio, Class A                Value Index
12/31/94               $10,000                           $10,000
09/30/95               $11,889                           $12,219


1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT
PREDICTIVE OF FUTURE PERFORMANCE. CLASS A SHARES WERE
OFFERED BEGINNING 12/20/94.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995

                          SMALL CAP GROWTH PORTFOLIO
              ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION SUB-ADVISER - APODACA-JOHNSTON CAPITAL MANAGEMENT
                            INVESTMENT ADVISERS, INC.
                            NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                            PILGRIM BAXTER & ASSOCIATES, LTD.
                            WALL STREET ASSOCIATES

OBJECTIVES
   The Small Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities of smaller companies. The Portfolio invests in the stocks of companies that are in an early stage or at a transitional point in their development and have demonstrated or have potential for above average capital growth.

STRATEGY
   SEI Financial Management Corporation ("SFM") employs a multi-manager structure to gain exposure to the entire small cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Small Cap Growth Portfolio is jointly sub-advised by five investment managers. Assets of the Portfolio are strategically allocated among its five sub-advisers, each of which has responsibility for stock selection for its respective assets under management.
   Through various investment approaches, each sub-adviser contributes a particular expertise or substyle to the Portfolio. Apodaca-Johnston Capital Management invests primarily in microcap stocks with above average earnings acceleration. Investment Advisers Inc. pursues an investment strategy focusing on revenue, cash flow and high returns on equity. Nicholas-Applegate Capital Management screens stocks for high and accelerating earnings growth and then selects those with attractive current prices relative to sustainable cash flow. Pilgrim Baxter & Associates focuses on short-term changes in revenues and earnings growth as well as a firm's ability to exceed informed estimates in attempting to identify rapidly growing small companies. Wall Street Associates seeks out microcap stocks with long-term earnings growth potential.
   Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS
   The Portfolio thrived in the favorable markets of the past year.
Small growth stocks were decidedly in favor for the majority of the year ended September 30, 1995. During the year, the total return of the Portfolio (Class A shares) was 41.7%.
   Fiscal 1995 experienced robust economic growth coupled with a series of interest rate moves. Technology related issues began to lead the market as a result of heightened corporate investment and productivity increases in the industry. Electronics and semiconductor stocks were the darlings of the technology sector. Wireless communication and networking companies also performed well. The strong demand for Pentiums and the introduction of Windows '95 increased technology prices in the last four months. Technology led all other sectors by a wide margin in fiscal 1995. The Portfolio benefited from an overweight to that sector.
   Health Management Organizations (HMO) were also a major driver of performance earlier in the year, as many HMO's consolidated operations and experienced record enrollment growth. Disaster struck the industry mid-year when claims increased more than expected, competition increased, enrollment growth slowed and margins evaporated.
   Having identified an overexposure to stocks with capitalizations greater than $1 billion and an underexposure to microcap stocks, SFM recommended the addition of two new sub-advisers for the Portfolio. The two sub-advisers are Apodaca-Johnston Capital Management and Wall Street Associates. The effect of adding these two sub-advisers was twofold. First, the Portfolio's microcap exposure is augmented in order to bring the Portfolio's weighted average market capitalization down closer to that of its benchmark, the Frank Russell 2000 Growth Index. Second, the addition reduces the extreme growth exposure of the Portfolio relative to its benchmark in terms of price-to-earnings, price-to-book, momentum and long-term growth measures. The Portfolio's fundamentals now more accurately reflect a benchmark level of risk in terms of sectors and fundamental characteristics.
   Technology should continue to shape the direction of the capital markets for the next several years. The Portfolio has demonstrated the ability to pick winners from that sector; however, in the event that technology stocks do correct more than expected, benchmark-like sector exposures and superior stock selection in other sectors as well should provide excellent downside protection for the Portfolio.


                             SMALL CAP GROWTH
                       AVERAGE ANNUAL TOTAL RETURN 1

                                                  Annualized     Annualized
                                   One Year        3 Year         Inception
                                    Return         Return         to Date
Class A                             41.65%         25.07%          23.81%
Class D w/o Load                    41.44%         24.86%          23.63%
Class D w/Load                      34.33%         22.75%          21.79%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST SMALL CAP GROWTH PORTFOLIO,
CLASS A AND CLASS D, VERSUS THE S&P 500 COMPOSITE INDEX, THE WILSHIRE SMALL CAP GROWTH INDEX, AND THE FRANK RUSSELL 2000 GROWTH INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Small Cap Growth Portfolio, Class A and Class D from April 30, 1992 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index, Frank Russell 2000 Growth Index, and Wilshire Small Cap Growth Index. The plot points used to draw the line graph were as follows:

Period Ended        Growth of $10,000                  Growth of $10,000
                    Invested in Small Cap Growth       Invested in Small Cap Growth
                    Portfolio, Class A                 Portfolio, Class D
04/30/92              $10,000                            $9,500
09/30/92              $10,659                            $10,127
09/30/93              $14,690                            $13,956
09/30/94              $14,723                            $13,939
09/30/95              $20,856                            $19,715

Period Ended        Growth of $10,000                 Growth of $10,000
                    Invested in S&P 500               Invested in Frank Russell
                    Composite Index                   Growth Index
04/30/92               $10,000                          $10,000
09/30/92               $10,211                          $9,522
09/30/93               $11,538                          $12,301
09/30/94               $11,963                          $12,409
09/30/95               $15,520                          $15,905

Period Ended        Growth of $10,000
                    Invested in Wilshire Small Cap
                    Growth Index
04/30/92              $10,000
09/30/92              $9,837
09/30/93              $13,382
09/30/94              $13,719
09/30/95              $18,616

1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 4/20/92. CLASS D SHARES WERE OFFERED BEGINNING 5/2/94. THE PERFORMANCE SHOWN FOR THE CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.00% FOR THE CLASS D SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995

                           MID-CAP PORTFOLIO
            ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
             SUB-ADVISER - MARTINGALE ASSET MANAGEMENT L.P.

OBJECTIVES
   The Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of mid-sized companies.

STRATEGY
   The Portfolio's investment philosophy is based on a bottom-up stock selection process which emphasizes securities that have dramatic earnings acceleration, sustainable growth, positive relative price momentum and an attractive valuation. This philosophy results in a Portfolio which will tend to have a higher than average price-to- earnings ratio, price-to-book ratio, and return on equity, and a lower than average dividend yield.

ANALYSIS
   The Mid-Cap Portfolio returned 19.8% (Class A shares) for fiscal
1995, a year marking significant change for the Portfolio. Nicholas-Applegate Capital Management, the long time adviser of the Portfolio was terminated in June of 1995 because of style and performance issues, and Martingale Asset Management, L.P. was hired as the sub-adviser on June 21, 1995. With this change, the Portfolio's focus has been redirected from merely a mid-cap growth portfolio to a more traditional core product that includes growth exposure. In this way, the Portfolio will have exposure to the entire mid-cap arena.
   For the year, the mid-cap area of the market was driven higher by the strength in the technology sector and secondly from a consolidation-led rally within the financial services industry. Electronic semi-conductor producers led the way for technology stocks over the fiscal year ended September 30, 1995, as increasing demand and positive growth opportunities provided the ideal environment for the group. The Mid-Cap Portfolio benefited from an average 25.0% exposure to the sector in the first three quarters of the year, which grew to over 32.0% of the Portfolio by the end of the fiscal year.
   The Portfolio's financial services sector exposure, although a modestly low weighting in the Portfolio, added value over the year due to superior stock selection. Banks, insurance companies and thrift institutions recovered in the relatively steady interest rate environment that existed over most of fiscal 1995. However, most of the performance was a direct result of the mergers and acquisitions in the money center and smaller regional banks throughout the year.
   The Mid-Cap Portfolio is currently positioned to be style neutral to the mid-cap market. The largest commitments in the Portfolio are in the technology and consumer non-durables sectors but through the construction of the Portfolio, the sub-adviser will minimize active style and sector bets relative to the benchmark and add value purely through stock selection.

                                   MID-CAP
                        AVERAGE ANNUAL TOTAL RETURN 1

                                                             Annualized
                                          One Year           Inception
                                            Return            to Date
Class A                                     19.78%             11.59%
Class D w/o Load                            19.26%             11.33%
Class D w/Load                              13.32%              9.16%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST MID-CAP PORTFOLIO, CLASS A AND
CLASS D, VERSUS THE S&P 500 COMPOSITE INDEX, AND THE WILSHIRE MID-CAP GROWTH
INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Mid-Cap Portfolio, Class A and Class D from February 28, 1993 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index and Wilshire Mid-Cap Growth Index.
The plot points used to draw the line graph were as follows:

Period Ended        Growth of $10,000                 Growth of $10,000
                    Invested in Mid-Cap               Invested in Mid-Cap
                    Portfolio, Class A                Portfolio, Class D
02/28/93              $10,000                           $9,500
09/30/93              $11,779                           $11,190
09/30/94              $10,825                           $10,265
09/30/95              $12,966                           $12,242

Period Ended        Growth of $10,000                 Growth of $10,000
                    Invested in S&P 500               Invested in Wilshire Mid-Cap
                    Composite Index                   Growth Index
02/28/93              $10,000                           $10,000
09/30/93              $10,525                           $11,217
09/30/94              $10,913                           $11,878
09/30/95              $14,157                           $16,118

1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 2/16/93. CLASS D SHARES WERE OFFERED BEGINNING 5/2/94. THE PERFORMANCE SHOWN FOR CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.00% FOR THE CLASS D SHARES.

                        CAPITAL APPRECIATION PORTFOLIO
               ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
                  SUB-ADVISER - SUNBANK CAPITAL MANAGEMENT

OBJECTIVES
   The Capital Appreciation Portfolio seeks to provide capital appreciation through a diversified portfolio of common stocks. Dividend income is incidental to the growth of capital. Securities are selected for the Portfolio based on factors believed to be favorable for long-term appreciation, such as historical returns on equity and earnings growth rates. Holdings in the Portfolio are rotated between various market sectors based on economic analysis of the business cycle.

STRATEGY
   The investment management process followed by the sub-adviser emphasizes business cycle analysis, sector rotation and stock selection. The sub-adviser identifies market sectors that perform better than others at distinct points of the business cycle. Issuer companies in those industries that are expected to perform well in the current environment are candidates for the Portfolio. As a sector's favor changes over the business cycle, the issues in that sector are sold and replaced by issues in other, more attractive sectors.

ANALYSIS
   The Portfolio returned 19.03% (Class A shares) for the one-year period ended September 30, 1995. Throughout the year, technology and financial services stocks have contributed significantly to the Portfolio's return while consumer durables and materials and services stocks underperformed the market. This was primarily a result of the Federal Reserve's attempt to engineer an economic slowdown in an effort to control inflation. This caused companies which have their earnings growth highly dependent on the strength of the economy to experience slower earnings growth during the year.
   In an effort to concentrate the Portfolio in the securities with the most potential for price appreciation, holdings were reduced from a high of 155 issuers to near 100 issuers. Many of the stocks sold were small positions in the portfolio and were associated with companies that had low capitalizations relative to the market.
   The Portfolio is positioned in anticipation of a market with slower earnings growth in the foreseeable future. Therefore, it is expected that high quality, predictable corporate earnings will drive stock prices. Specifically, the Portfolio is overweighted relative to the consumer non-durable and technology sectors while underweighted to utilities.

                          CAPITAL APPRECIATION
                     AVERAGE ANNUAL TOTAL RETURN 1

                                                     Annualized      Annualized
                                      One Year        5 Year          Inception
                                       Return         Return           to Date
Class A                                19.03%         14.56%            13.46%
Class D w/o Load                       18.52%         14.37%            13.34%
Class D w/Load                         12.58%         13.21%            12.57%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST CAPITAL APPRECIATION PORTFOLIO,
CLASS A AND CLASS D, VERSUS THE S&P 500 COMPOSITE INDEX, AND THE S&P/BARRA GROWTH INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Capital Appreciation Portfolio, Class A and Class D from March 31, 1988 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index and S&P/BARRA Growth Index.
The plot points used to draw the line graph were as follows:

Period Ended        Growth of $10,000                    Growth of $10,000
                    Invested in Capital Appreciation     Invested in Capital Appreciation
                    Portfolio, Class A                   Portfolio, Class D
03/31/88              $10,000                              $9,500
09/30/88              $10,360                              $9,842
09/30/89              $14,238                              $13,526
09/30/90              $13,419                              $12,748
09/30/91              $17,671                              $16,788
09/30/92              $19,621                              $18,640
09/30/93              $22,269                              $21,156
09/30/94              $22,245                              $21,059
09/30/95              $26,478                              $24,959

Period Ended        Growth of $10,000                    Growth of $10,000
                    Invested in S&P 500                  Invested in S&P/BARRA
                    Composite Index                      Growth Index
03/31/88              $10,000                              $10,000
09/30/88              $10,703                              $10,605
09/30/89              $14,233                              $14,301
09/30/90              $12,918                              $13,531
09/30/91              $16,946                              $18,324
09/30/92              $18,819                              $20,382
09/30/93              $21,265                              $21,122
09/30/94              $22,048                              $22,581
09/30/95              $28,602                              $29,733


1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 3/1/88. CLASS D SHARES WERE OFFERED BEGINNING 8/16/93. THE PERFORMANCE SHOWN FOR CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.00% FOR THE CLASS D SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995

                         EQUITY INCOME PORTFOLIO
             ADVISOR - SEI FINANCIAL MANAGEMENT CORPORATION
                SUB-ADVISER - MERUS CAPITAL MANAGEMENT

OBJECTIVES
   The Portfolio seeks to provide current income and long-term growth of capital through a diversified portfolio of common stocks. The Portfolio invests in securities which have a high current yield and a low level of volatility relative to the market. The Portfolio seeks to preserve capital in down markets while participating in rising markets.

STRATEGY
   The investment management process followed by the sub-adviser emphasizes current income. The Portfolio is managed to provide a yield which is approximately 120 to 200 basis points above the yield on the S&P 500. Securities which have favorable long-term fundamental characteristics are selected for the Portfolio when their current yields are at the upper end of their historic yield ranges. When the price of a stock rises sufficiently to cause its yield to drop to the lower end of this historic range, the security will be sold. The yield of a security might vary between its buy and sell range over a three or four year cycle, and the turnover of the Portfolio is typically a low 30% per year.

ANALYSIS
   For the fiscal year ended September 30, 1995, the Equity Income
Portfolio (Class A shares) returned a strong 23.0%.
   Driving the markets in fiscal 1995 were the finance and technology sectors. Following a year of increasing interest rates, bank stocks in particular were poised for a come-back. After a bumpy start in the fourth quarter of 1994, stocks in the financial services industry began a rally that lasted throughout the fiscal year-end. Driven by the promise of steady interest rates as well as a wave of consolidation and cost-cutting within the industry, the money center banks have returned over 48.0% since September of 1994 according to Standard & Poor's money center bank industry group rankings. The Equity Income Portfolio benefited from its exposure to the high-flying group with an average 20% exposure to the financial services industry. Strong performance can also be attributed to the Portfolio's positioning within the drug, tobacco and electric utility sectors of the market.
   However, the technology sector was the primary engine behind the markets record breaking rally. Electronic and computer semi-conductor producers moved up sharply due to high demand and attractive growth opportunities. The Equity Income Portfolio failed to keep up with the market because of the near zero exposure in the technology area that results from a clearly defined relative dividend yield strategy.
   Looking forward, the sub-adviser is reducing exposure in the drug sector following strong performance over fiscal 1995. Some of the drug stocks in the industry are reaching their sales targets as determined by the relative dividend yield strategy. In addition, the Portfolio's commitment in the electric utility sector has increased slightly to take advantage of the group's expected revival.

                               EQUITY INCOME
                      AVERAGE ANNUAL TOTAL RETURN 1

                                                   Annualized       Annualized
                                   One Year          5 Year          Inception
                                    Return           Return           to Date
Class A                             23.00%           16.83%            13.21%
Class D w/o Load                    22.62%           16.66%            13.10%
Class D w/Load                      16.48%           15.47%            12.30%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST EQUITY INCOME PORTFOLIO, CLASS A
AND CLASS D, VERSUS THE S&P 500 COMPOSITE INDEX, AND THE S&P/BARRA VALUE
INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Equity Income Portfolio, Class A and Class D from June 30, 1988 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P 500 Composite Index and S&P/BARRA Value Index.
The plot points used to draw the line graph were as follows:

Period Ended        Growth of $10,000                    Growth of $10,000
                    Invested in Equity Income            Invested in Equity Income
                    Portfolio, Class A                   Portfolio, Class D
06/30/88              $10,000                              $9,500
09/30/88              $10,297                              $9,783
09/30/89              $13,235                              $12,574
09/30/90              $11,247                              $10,685
09/30/91              $14,854                              $14,112
09/30/92              $16,785                              $15,946
09/30/93              $19,596                              $18,711
09/30/94              $19,907                              $18,829
09/30/95              $24,485                              $23,088

Period Ended        Growth of $10,000                    Growth of $10,000
                    Invested in S&P 500                  Invested in S&P/BARRA
                    Composite Index                      Value Index
06/30/88              $10,000                              $10,000
09/30/88              $10,033                              $10,089
09/30/89              $13,343                              $13,164
09/30/90              $12,110                              $11,375
09/30/91              $15,886                              $14,443
09/30/92              $17,642                              $15,997
09/30/93              $19,935                              $19,610
09/30/94              $20,669                              $19,718
09/30/95              $26,814                              $25,177


1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 6/2/88. CLASS D SHARES WERE OFFERED BEGINNING 9/22/93. THE PERFORMANCE SHOWN FOR CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.00% FOR THE CLASS D SHARES.

                              BALANCED PORTFOLIO
              ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
                 SUB-ADVISER - SUNBANK CAPITAL MANAGEMENT

OBJECTIVES
   The Balanced Portfolio seeks to achieve total return while preserving capital by investing in a combination of common stocks and fixed income securities. By altering the mix of equity and fixed income securities, the Portfolio seeks to minimize losses during falling equity markets while realizing strong returns in rising markets.

STRATEGY
   The sub-adviser views equities as the primary source of return in balanced funds with fixed income instruments primarily providing stability and diversification. The equity portion of the portfolio combines a core group of demonstrated growth stocks with securities selected through business cycle analysis and sector rotation. This approach tends to result in a portfolio of large capitalization stocks with price-to-earnings ratios, growth rates and returns on equity higher than market averages. Fixed income selection attempts to provide portfolio stability and incremental return by identifying inexpensive areas of the yield curve and improving corporate credits.

ANALYSIS.
   The Portfolio returned 15.05% (Class A shares) for the one-year period ending September 30, 1995. The equity portion of the fund averaged approximately 65% of assets during the year with cash and bonds making up the remainder of the investments.
   Technology and financial services stocks contributed significantly to the Portfolio's return while consumer durables and materials and services stocks underperformed the market. This was primarily a result of the Federal Reserve's attempt to engineer an economic slowdown in an effort to control inflation. Slower earnings growth is expected for companies whose earnings growth is dependent on the strength of the economy.
   The Portfolio is positioned in anticipation of the market having slower earnings growth into the foreseeable future and continued lower interest rates. Therefore, it is expected that high quality, predicable corporate earnings will drive stock prices. Specifically, the Portfolio is overweighted to the consumer non-durable and technology sectors while underweighted to utilities.

                             BALANCED PORTFOLIO
                        AVERAGE ANNUAL TOTAL RETURN 1

                                                   Annualized       Annualized
                                   One Year          5 Year          Inception
                                    Return           Return           to Date
Class A                             15.05%           10.53%            9.71%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST BALANCED PORTFOLIO, VERSUS THE
S&P/BARRA GROWTH INDEX, AND THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Balanced Portfolio, Class A from August 31, 1990 through September 30, 1995 as compared with the growth of a $10,000 investment in the Lehman Government/Corporate Bond Index and S&P/BARRA Growth Index.
The plot points used to draw the line graph were as follows:

Period Ended     Growth of $10,000       Growth of $10,000                 Growth of $10,000
                 Invested in Balanced    Invested in Lehman Gov't/Corp.    Invested in S&P/BARRA
                 Portfolio, Class A      Bond Index                        Growth Index
08/31/90           $10,000                 $10,000                           $10,000
09/30/90           $9,929                  $10,083                           $9,484
09/30/91           $11,514                 $11,683                           $12,843
09/30/92           $12,854                 $13,229                           $14,288
09/30/93           $14,716                 $14,745                           $14,804
09/30/94           $14,238                 $14,134                           $15,827
09/30/95           $16,381                 $16,163                           $20,839


  1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 8/7/90.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995


                         CAPITAL GROWTH PORTFOLIO
                   ADVISER - SUNBANK CAPITAL MANAGEMENT

OBJECTIVE
   The investment objective of the Capital Growth Portfolio is capital appreciation through a diversified portfolio of mid-cap common stocks. Dividend income is incidental to the growth of capital. Securities selection is based on factors believed to be favorable for long-term appreciation. Holdings are rotated between various market sectors based on economic analysis of the business cycle.

STRATEGY
   The investment management process followed by the adviser emphasizes business cycle analysis, sector rotation and stock selection. The adviser identifies market sectors that perform better than others at distinct points of the business cycle. Issuer companies in those industries that are expected to perform well in the current environment are candidates for the Portfolio. As a sector's favor changes over the business cycle, the issues in that sector are sold and replaced by issues in other, more attractive, sectors.
   Stocks that fall within favored sectors are analyzed based on fundamental analysis to determine which offer the best relative values. Convertible securities may be purchased if they offer better relative value than the underlying common stocks.

ANALYSIS
   For the fiscal year ended September 30, 1995, the Portfolio provided a return of 23.9% versus the S&P Midcap Index of 25.8%. Performance was hindered by an underweighting in technology over the last quarter. The four year return for the Portfolio is 16.8% versus 15.6% for the S&P Midcap Index.
   The adviser believes that growth stocks should do well during the next twelve months in an environment that indicates slowing earnings growth with contained or falling inflation. In this scenario, the dollar would do well, interest rates would go lower, and price earnings multiples would expand.

                          CAPITAL GROWTH
                   AVERAGE ANNUAL TOTAL RETURN

                                                   Annualized       Annualized
                                   One Year          5 Year          Inception
                                    Return           Return           to Date
                                    23.96%           21.62%            15.48%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST CAPITAL GROWTH PORTFOLIO, VERSUS
THE S&P 500 COMPOSITE INDEX, AND THE S&P 400 MID-CAP GROWTH INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Capital Growth Portfolio from January 31, 1990 through September 30, 1995 as compared with the growth of a $10,000 investment in the S&P 400 Mid-Cap Growth Index and S&P 500 Composite Index.
The plot points used to draw the line graph were as follows:

Period Ended    Growth of $10,000       Growth of $10,000                 Growth of $10,000
                Invested in Capital     Invested in S&P 400 Mid-Cap       Invested in S&P 500
                Growth Portfolio        Growth Index                      Composite Index
01/31/90           $10,000                 $10,000                           $10,000
09/30/90           $8,841                  $9,218                            $9,531
09/30/91           $12,642                 $13,856                           $12,503
09/30/92           $15,028                 $15,585                           $13,855
09/30/93           $18,695                 $19,328                           $15,690
09/30/94           $18,977                 $19,638                           $16,267
09/30/95           $23,524                 $24,698                           $21,103


FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO WAS OFFERED BEGINNING 1/4/90.

                      CORE FIXED INCOME PORTFOLIO
              ADVISER - WESTERN ASSET MANAGEMENT COMPANY

OBJECTIVE
   The Core Fixed Income Portfolio seeks to provide current income by investing in a diversified portfolio of fixed income securities while also limiting fluctuations in principal value. The Portfolio invests in every sector of the fixed income universe, including Treasuries, agencies, mortgage-backed issues, asset-backed securities, corporates, and Yankee bonds.

STRATEGY
   The adviser emphasizes the use of multiple strategies and active sector and issue selection, and attempts to reduce the volatility of returns by constraining overall interest rate risk relative to the Lehman Aggregate Bond Index and maintaining the Portfolio's average weighted maturity between five and ten years.
   In order of importance, the adviser expects to add value by emphasizing the higher-yielding corporate and mortgage sectors, by rotating into those areas of the market that appear to be little understood and/or undervalued, by anticipating shifts in the shape of the yield curve, and by making modest changes in portfolio duration to anticipate changing levels of interest rates. In addition, the adviser uses futures and options primarily for tactical hedging purposes and to implement portfolio strategies more efficiently.

ANALYSIS
   Although the Federal Reserve raised short-term interest rates in November and again in February, the period was characterized by significant reductions in interest rates. Tight monetary policy which began in February 1994 finally took its toll on economic activity, leading to pronounced deceleration of economic growth in the first half of calendar 1995. Market expectations reversed in dramatic fashion, causing short- and intermediate-term interest rates to drop by as much as 300 basis points from year-end levels.
   The Portfolio's performance comfortably exceeded benchmark returns by about 200 basis points for the period. The adviser achieved these results by taking a controlled amount of risk in a variety of areas, and having most strategies pay off over time.
   The Portfolio benefited from having a moderately long exposure to interest rates throughout the period, since the adviser believed that low inflation fundamentals, tight monetary policy and the prospects for decelerating economic activity signaled declining interest rates. In addition, the adviser increased the Portfolio's exposure to short- and intermediate-term maturities in the later part of the fourth quarter, in the belief that market expectations of future Federal Reserve tightening were excessive; this strategy made an important contribution to excess returns in the first calendar quarter of 1995, as the yield curve steepened significantly.
   Portfolio results were supported by its overweighted exposure to the mortgage sector in the fourth quarter of 1994 and the first quarter of 1995, as mortgage spreads narrowed significantly. Subsequently, the adviser shifted to an under-weighted exposure to mortgages in the latter two calendar quarters, and this also contributed to relative performance, as mortgage spreads widened. Overweighted exposure to corporate securities, particularly those at the lower end of the investment quality scale, also made an important contribution to returns for the period, as spreads narrowed throughout the period. Corporate exposure was reduced somewhat over the period as spreads narrowed.

                              CORE FIXED INCOME
                        AVERAGE ANNUAL TOTAL RETURN 1

                                                   Annualized       Annualized
                                   One Year          5 Year          Inception
                                    Return           Return           to Date
Class A                             15.87%           8.59%             8.21%
Class D w/o Load                    15.24%           8.45%             8.12%
Class D w/Load                      10.10%           7.46%             7.53%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST CORE FIXED INCOME PORTFOLIO,
CLASS A AND CLASS D, VERSUS THE LEHMAN BROTHERS AGGREGATE BOND INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Core Fixed Income Portfolio, Class A and Class D from May 31, 1987 through September 30, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index.
The plot points used to draw the line graph were as follows:

Period Ended    Growth of $10,000                 Growth of $10,000
                Invested in Core Fixed Income     Invested in Core Fixed Income
                Portfolio, Class A                Portfolio, Class D
05/31/87          $10,000                           $9,550
09/30/87          $10,062                           $9,610
09/30/88          $11,002                           $10,507
09/30/89          $12,035                           $11,494
09/30/90          $12,827                           $12,250
09/30/91          $14,535                           $13,881
09/30/92          $16,266                           $15,534
09/30/93          $17,661                           $16,866
09/30/94          $16,715                           $15,880
09/30/95          $19,367                           $18,300

Period Ended   Growth of $10,000
               Invested in Lehman Brothers
               Aggregate Bond Index
05/31/87         $10,000
09/30/87         $9,863
09/30/88         $11,174
09/30/89         $12,433
09/30/90         $13,371
09/30/91         $15,509
09/30/92         $17,457
09/30/93         $19,199
09/30/94         $18,581
09/30/95         $21,196


  1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE. CLASS A SHARES WERE OFFERED
BEGINNING 5/4/87. CLASS D SHARES WERE OFFERED BEGINNING 5/9/94. THE
PERFORMANCE SHOWN FOR CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE
OF 4.50% FOR THE CLASS D SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEPTEMBER 30, 1995

                            BOND PORTFOLIO
            ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
                SUB-ADVISER - BOATMEN'S TRUST COMPANY

OBJECTIVE
   The Portfolio seeks to provide a high level of current income consistent with preservation of capital by investing in a diversified portfolio of fixed income securities. The Portfolio invests in issues of the U.S. government and its agencies and investment grade corporate debt. There are no restrictions on the Portfolio's maturity, but the average maturity is expected to be greater than ten years.

STRATEGY
   The Portfolio seeks to achieve a high level of total return through active management based on the sub-adviser's expectations about the economy, interest rates and inflation. The sub-adviser monitors longer term economic trends, particularly with respect to monetary policy. The maturity and sector holdings of the Portfolio are adjusted based on these forecasts. In a falling interest rate environment the maturity of the Portfolio will be lengthened and treasury securities will be favored for their call protection and high quality.

ANALYSIS
   The Bond Portfolio (Class A shares) realized a total return of 17.53% for the year ended September 30, 1995, outperforming the Lehman Brothers Aggregate Bond Index which returned 14.06%.
   The fears of inflation that drove interest rates higher in 1994 dissipated over the year as economic data began to point to a slowing economy. Interest rates fell dramatically over the period: long-term yields fell approximately 130 basis points and intermediate-term yields fell roughly 75 to 100 basis points. However, short-term yields rose 15 to 65 basis points as the Federal Reserve continued to raise the Federal Funds and discount rates through the beginning of the year, and only reduced the Federal Funds rate by 25 basis points in July.
   The Bond Portfolio's outperformance of the benchmark Index was driven by its duration and yield curve strategies. Duration remained longer than the benchmark Index for the entire period, allowing the Portfolio to capture excess returns as yields fell. Duration was shortened modestly in late May, as yields on the 30-year Treasury bond moved below 7 percent and the sub-adviser believed the bond market rally was nearing its peak. At the end of the period, duration was targeted at 6.0 years, approximately 125% of the benchmark index duration. Complementing the duration strategy, the Portfolio's barbell yield curve posture also generated excess returns. As the yield curve flattened significantly over the year, the Portfolio's combination of long-term bonds and short-term notes outperformed the benchmark's component bonds which include a majority weighting to intermediate-term securities.

                                            BOND
                               AVERAGE ANNUAL TOTAL RETURN 1

                                                   Annualized       Annualized
                                   One Year          5 Year          Inception
                                    Return           Return           to Date
Class A                             17.53%           11.40%            9.91%
Class D w/o Load                    16.97%           11.21%            9.80%
Class D w/Load                      11.69%           10.20%            9.20%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST BOND PORTFOLIO, CLASS A AND
CLASS D, VERSUS THE LEHMAN AGGREGATE BOND INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust Bond Portfolio, Class A and Class D from May 31, 1987 through September 30, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index.
The plot points used to draw the line graph were as follows:

Period Ended    Growth of $10,000       Growth of $10,000       Growth of $10,000
                Invested in Bond        Invested in Bond        Invested in Lehman
                Portfolio, Class A      Portfolio, Class D      Aggregate Bond Index
05/31/87          $10,000                 $9,550                  $10,000
09/30/87          $9,333                  $8,913                  $9,863
09/30/88          $10,940                 $10,448                 $11,174
09/30/89          $12,757                 $12,183                 $12,433
09/30/90          $12,880                 $12,301                 $13,371
09/30/91          $15,529                 $14,830                 $15,509
09/30/92          $17,628                 $16,835                 $17,457
09/30/93          $20,688                 $19,757                 $19,199
09/30/94          $18,801                 $17,906                 $18,581
09/30/95          $22,097                 $20,945                 $21,196

  1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF
FUTURE PERFORMANCE. CLASS A SHARES WERE OFFERED
BEGINNING 5/4/87. CLASS D SHARES WERE OFFERED BEGINNING 8/16/93. THE PERFORMANCE SHOWN FOR CLASS D SHARES PRIOR TO SUCH DATE IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 4.50% FOR THE CLASS D SHARES.

                         HIGH YIELD BOND PORTFOLIO
             ADVISER - SEI FINANCIAL MANAGEMENT CORPORATION
                       SUB-ADVISER - BEA ASSOCIATES

OBJECTIVES
   The High Yield Bond Fund seeks to maximize total return by investing primarily in a diversified Portfolio of higher yielding, lower rated fixed-income securities. The strategy seeks to achieve a high level of total return through sector rotation and issue selection.

STRATEGY
   The sub-adviser, determines attractive high yield market sectors by analyzing macro-economic, interest rate, industry, and technical factors. The firm then invests in those companies best suited to benefit from the identified trends. Risk is controlled through a high level of diversification and by performing detailed credit analysis on the companies considered and purchased.

ANALYSIS
   During the first full eight months since inception in mid January, the High Yield Bond Portfolio (Class A shares) realized a total return of 12.54% for the 8 months ended September 30, 1995. The main contributors to this performance came from several concentrations in the Portfolio including an emphasis on gaming issues, cyclical issues, and consolidating industries.
   Since the inception of the Portfolio in mid-January, it has been overweighted in the gaming sector due to the inexpensive prices available following the end of 1994's down market. The adviser's overweight to the gaming sector is based on the belief that gaming issues were undervalued at the beginning of the year and will rebound as the economy improves and traffic increases. This strategy has benefited the Portfolio as the gaming industry experienced significant growth and outperformed the aggregate high yield market since the beginning of 1995.
   In addition, the Portfolio is overweighted to certain cyclical industries such as the chemicals and packaging sector. High yield issuers in these sectors have benefited from the rising prices for specialty industrial chemicals and paper which were spurred on by a strong economy.
   Finally, the Portfolio performance was also attributable to an emphasis to those industries within the high yield market that are consolidating and thus experiencing greater levels of merger and acquisition activity. The Portfolio's overweight to the cable TV industry is an example of this strategy. This strategy was beneficial as the cable sector outperformed during the period mainly due to merger activity born out of the need for cable companies to increase their subscription areas to maintain competitiveness.

                             HIGH YIELD BOND
                      AVERAGE ANNUAL TOTAL RETURN 1

                                              Annualized          Cumulative
                                               Inception           Inception
                                               to Date             to Date
Class A                                         17.72%             12.43%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SEI INSTITUTIONAL MANAGED TRUST HIGH YIELD BOND PORTFOLIO, VERSUS THE CS FIRST BOSTON HIGH YIELD INDEX


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the SEI Institutional Managed Trust High Yield Bond Portfolio, Class A from January 31, 1995 through September 30, 1995 as compared with the growth of a $10,000 investment in the CS First Boston High Yield Index.
The plot points used to draw the line graph were as follows:

Period Ended           Growth of $10,000                 Growth of $10,000
                       Invested in High Yield Bond       Invested in CS First Boston
                       Portfolio, Class A                High Yield Index
01/31/95                 $10,000                           $10,000
09/30/95                 $11,254                           $11,292

1   FOR THE PERIOD ENDED 9/30/95. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE. CLASS A SHARES WERE OFFERED BEGINNING 1/11/95.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES
SEI INSTITUTIONAL MANAGED TRUST

In our opinion, the accompanying
statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Value, Large
Cap Growth, Small Cap Value, Small Cap
Growth, Mid-Cap, Capital Appreciation,
Equity Income, Balanced, Capital Growth,
Core Fixed Income, Bond and High Yield
Bond Portfolios (comprising SEI
Institutional Managed Trust, hereafter
referred to as the 'Fund') at September
30, 1995, the results of each of their
operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as
'financial statements') are the
responsibility of the Fund's management;
our responsibility is to express an
opinion on these financial statements
based on our audits. We conducted our
audits of these financial statements in
accordance with generally accepted
auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September
30, 1995 by correspondence with the
custodian and brokers and the
application of alternative auditing
procedures where confirmations from
brokers were not received, provide a
reasonable basis for the opinion
expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania
November 10, 1995

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP VALUE PORTFOLIO

------------------------------------------------------------
                                                    Market
                                                     Value
Description                              Shares      (000)
------------------------------------------------------------
COMMON STOCKS -- 98.1%
AEROSPACE & DEFENSE -- 1.6%
  Loral                                    10,800  $     616
  Raytheon                                 28,700      2,439
  Rockwell International                   35,200      1,663
  Thiokol                                  18,700        669
                                                   ---------
                                                       5,387
                                                   ---------

AIR TRANSPORTATION -- 0.7%
  AMR*                                     16,900      1,220
  Delta Air Lines                           8,700        602
  UAL*                                      3,800        649
                                                   ---------
                                                       2,471
                                                   ---------

AIRCRAFT -- 2.6%
  Lockheed Martin                          42,000      2,819
  McDonnell Douglas                        36,900      3,053
  Textron                                  29,300      2,000
  United Technologies                       8,000        707
                                                   ---------
                                                       8,579
                                                   ---------
ALUMINUM & ALUMINUM PRODUCTS -- 0.4%
  Alcan Aluminum                           37,000      1,198
                                                   ---------

APPAREL/TEXTILES -- 0.3%
  Springs Industries, Cl A                 21,700        852
  V F                                       5,100        260
                                                   ---------
                                                       1,112
                                                   ---------

AUTOMOTIVE -- 3.0%
  Chrysler                                 18,100        959
  Dana                                     20,600        595
  Eaton                                    24,200      1,283
  Echlin                                   10,000        358
  Ford Motor                               72,000      2,241
  General Motors                           56,500      2,647
  Paccar                                   18,000        842
  TRW                                      12,000        893
                                                   ---------
                                                       9,818
                                                   ---------

BANKS -- 13.5%
  Banc One                                 38,000      1,387
  Bank of Boston                           34,800      1,657
  BankAmerica                              66,000      3,949
  Baybanks                                  8,500        645
  Chase Manhattan                          34,800      2,127
  Chemical Banking                         51,400      3,129
  Citicorp                                 27,700      1,960
  CoreStates Financial                     63,800      2,337
  First Interstate Bancorp                 21,100      2,126
  First Union                              36,500      1,862
------------------------------------------------------------
                                                    Market
                                                     Value
Description                              Shares      (000)
------------------------------------------------------------
  Fleet Financial Group                    33,900  $   1,280
  Great Western Financial                  30,000        713
  H F Ahmanson                             71,700      1,819
  J P Morgan                               35,100      2,716
  Midlantic                                 7,400        401
  National City                            30,800        951
  NationsBank                              49,300      3,315
  NBD Bancorp                              74,300      2,842
  Republic New York                         9,500        556
  Star Banc                                39,300      2,103
  SunTrust Banks                           10,300        681
  Union Bank                               14,200        753
  Union Planters                           37,000      1,101
  US Bancorp Oregon                        34,500        975
  Wachovia                                 39,000      1,682
  Wells Fargo                              10,000      1,856
                                                   ---------
                                                      44,923
                                                   ---------

BEAUTY PRODUCTS -- 0.2%
  Alberto Culver, Cl B                     16,500        503
                                                   ---------

CHEMICALS -- 4.9%
  B F Goodrich                             53,600      3,529
  Cabot                                    11,100        590
  Dow Chemical                             36,200      2,697
  E I du Pont de Nemours                   45,100      3,101
  Eastman Chemical                          8,200        525
  Eli Lilly                                 8,700        782
  First Mississippi                        12,800        510
  Monsanto                                 10,300      1,038
  Union Carbide                            50,000      1,988
  Witco                                    42,700      1,500
                                                   ---------
                                                      16,260
                                                   ---------

COMMUNICATIONS EQUIPMENT -- 1.0%
  Harris                                   11,200        615
  ITT                                       8,900      1,104
  Sprint                                   47,900      1,676
                                                   ---------
                                                       3,395
                                                   ---------

COMPUTERS & SERVICES -- 1.9%
  International Business Machines          63,000      5,946
  Seagate Technology*                      12,300        518
                                                   ---------
                                                       6,464
                                                   ---------

CONSUMER PRODUCTS -- 0.2%
  Black & Decker                           20,600        703
                                                   ---------
CONTAINERS & PACKAGING -- 0.2%
  Ball                                     16,700        495
                                                   ---------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP VALUE PORTFOLIO

------------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
DRUGS -- 3.9%
  American Home Products                 25,600  $   2,173
  Baxter International                   14,200        584
  Bristol Myers Squibb                   77,500      5,648
  Merck                                  23,000      1,288
  Rhone Poulenc Rorer                    49,900      2,270
  Schering Plough                         8,400        433
  Upjohn                                 11,100        495
                                                 ---------
                                                    12,891
                                                 ---------

ELECTRICAL SERVICES -- 9.6%
  Baltimore Gas & Electric               70,900      1,835
  Centerior Energy                       66,900        728
  Central & South West                   36,000        918
  Consolidated Edison of New York        52,200      1,586
  Detroit Edison                         56,100      1,809
  Dominion Resources of Virginia         24,500        922
  DQE                                    62,700      1,662
  Duke Power                             28,800      1,249
  Entergy                                46,300      1,210
  Florida Progress                       27,200        881
  General Public Utilities               43,000      1,338
  Illinova                               14,900        404
  Ohio Edison                            19,900        453
  Pacificorp                             56,200      1,068
  PECO Energy                            53,500      1,531
  Pinnacle West Capital                  80,700      2,118
  Portland General                       28,300        725
  Public Service Enterprise Group       115,000      3,420
  SCE                                   121,100      2,150
  Teco Energy                            43,200      1,010
  Texas Utilities                        50,500      1,761
  Unicom                                 53,500      1,618
  Wisconsin Energy                       45,200      1,277
                                                 ---------
                                                    31,673
                                                 ---------
ELECTRICAL TECHNOLOGY -- 0.5%
  General Motors, Cl H                   24,700      1,013
  Texas Instruments                       6,800        543
                                                 ---------
                                                     1,556
                                                 ---------

FINANCIAL SERVICES -- 3.7%
  Alex Brown                              8,900        520
  Allstate                               91,826      3,247
  American Express                       20,600        914
  Bear Stearns                           35,000        753
  Beneficial                             15,300        799
  Dean Witter Discover                   33,900      1,907
  FNMA                                    9,691      1,003
  Household International                30,300      1,879
  SLMA                                   10,500        567
----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Transamerica                            8,800  $     627
                                                 ---------
                                                    12,216
                                                 ---------

FOOD, BEVERAGE & TOBACCO -- 4.1%
  American Brands                        58,300      2,463
  Anheuser Busch                         13,900        867
  Archer Daniels Midland                 46,200        710
  Coca-Cola                              25,700        633
  CPC International                       6,100        403
  General Mills                          14,300        797
  H J Heinz                              19,900        910
  IBP                                    35,900      1,916
  Philip Morris                          42,100      3,517
  Seaboard                                  400        103
  UST                                    42,804      1,225
                                                 ---------
                                                    13,544
                                                 ---------

FORESTRY -- 0.2%
  IP Timberlands LP                      29,300        681
                                                 ---------

GAS/NATURAL GAS -- 2.2%
  Coastal                                14,300        481
  Consolidated Natural Gas               43,000      1,737
  Eastern Enterprises                     9,000        289
  Nicor                                  16,300        444
  Oneok                                  25,900        602
  Pacific Enterprises                    15,400        387
  Panhandle Eastern                      59,700      1,627
  TEPPCO Partners LP                     11,300        364
  Williams                               34,000      1,326
                                                 ---------
                                                     7,257
                                                 ---------

HOUSEHOLD PRODUCTS -- 1.2%
  Clorox                                 18,800      1,341
  Minnesota Mining & Manufacturing       28,400      1,605
  National Service Industries            32,500        951
                                                 ---------
                                                     3,897
                                                 ---------

INSURANCE -- 6.0%
  Aflac                                  23,000        955
  AMBAC                                   5,300        233
  American General                       96,800      3,618
  AON                                     5,300        217
  Cigna                                  37,800      3,935
  Jefferson Pilot                        11,000        707
  Lincoln National                       27,200      1,282
  Loews                                   8,900      1,295
  Marsh & McLennan                       16,200      1,424
  Old Republic International             49,500      1,429
  Providian                              20,100        834

----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Safeco                                 14,300  $     938
  Saint Paul                             39,539      2,308
  US Life                                27,750        812
                                                 ---------
                                                    19,987
                                                 ---------

LEASING & RENTING -- 0.2%
  Comdisco                               22,300        663
                                                 ---------

MACHINERY -- 1.5%
  Cummins Engine                         16,500        635
  Dresser Industries                     18,900        451
  General Electric                       11,600        740
  Harnischfeger Industries               13,000        434
  Nacco Industries, Cl A                  6,700        398
  Parker-Hannifin                        34,000      1,292
  Timken                                 27,100      1,155
                                                 ---------
                                                     5,105
                                                 ---------
MARINE TRANSPORTATION -- 0.2%
  Tidewater                              22,000        619
                                                 ---------

MEASURING DEVICES -- 0.2%
  Tektronix                               8,700        513
                                                 ---------
MEDICAL PRODUCTS & SERVICES -- 1.0%
  Bausch & Lomb                          11,500        476
  Becton Dickinson                       30,900      1,943
  Community Psychiatric Centers*         27,000        317
  Universal Health Services, Cl B*       16,500        565
                                                 ---------
                                                     3,301
                                                 ---------

METALS & MINING -- 0.4%
  Asarco                                 28,100        886
  Magma Copper*                          22,900        429
                                                 ---------
                                                     1,315
                                                 ---------
MISCELLANEOUS BUSINESS SERVICES -- 0.6%
  Sun Microsystems*                      22,800      1,436
  SunGard Data Systems*                  16,000        468
                                                 ---------
                                                     1,904
                                                 ---------
OFFICE FURNITURE & FIXTURES --  0.0%
  Lear Seating*                           2,100         62
                                                 ---------

PAPER & PAPER PRODUCTS -- 3.0%
  Boise Cascade                           9,500        384
  Bowater                                19,000        886
  Champion International                 45,100      2,430
  Federal Paper Board                    41,700      1,600
  International Paper                    45,600      1,915
----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Kimberly Clark                          8,000  $     537
  Temple-Inland                          14,900        793
  Weyerhaeuser                           28,100      1,282
                                                 ---------
                                                     9,827
                                                 ---------

PETROLEUM REFINING -- 9.7%
  Amoco                                  79,500      5,098
  Atlantic Richfield                     35,900      3,855
  Chevron                                34,300      1,668
  Exxon                                 141,500     10,223
  Lyondell Petrochemical                 42,700      1,105
  Mobil                                  68,600      6,834
  Royal Dutch Petroleum ADR               5,500        675
  Texaco                                 31,500      2,036
  USX-Marathon Group                     32,300        638
                                                 ---------
                                                    32,132
                                                 ---------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.5%
  Eastman Kodak                          26,200      1,552
                                                 ---------

PRINTING & PUBLISHING -- 0.8%
  American Greetings                     13,600        415
  McGraw Hill                             7,800        638
  New York Times, Cl A                   11,300        309
  Wallace Computer Services              18,500      1,054
  Washington Post, Cl B                   1,000        311
                                                 ---------
                                                     2,727
                                                 ---------

PROFESSIONAL SERVICES -- 0.7%
  Dun & Bradstreet                       40,000      2,315
                                                 ---------

RAILROADS -- 1.3%
  Conrail                                17,000      1,169
  CSX                                    23,700      1,993
  Illinois Central                       14,500        567
  Union Pacific                           7,600        504
                                                 ---------
                                                     4,233
                                                 ---------

RECREATION -- 0.1%
  Outboard Marine                        18,800        404
                                                 ---------

REPAIR SERVICES -- 0.2%
  PHH                                    15,400        693
                                                 ---------

RETAIL -- 3.6%
  J C Penney                             52,300      2,595
  Kmart                                  39,500        573
  May Department Stores                  62,500      2,733
  Melville                                7,600        262
  Rite Aid                               20,600        577
  Ruddick                                22,800        616

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP VALUE PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Sears Roebuck                         44,700   $    1,648
  Smiths Food & Drug Centers            14,200          288
  Tandy                                 27,600        1,677
  Waban*                                28,000          529
  Wendy's International                 20,600          435
                                                 ----------
                                                     11,933
                                                 ----------

RUBBER & PLASTIC -- 0.2%
  Goodyear Tire & Rubber                13,400          528
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.3%
  Advanced Micro Devices*                9,000          262
  Thomas & Betts                        13,300          860
                                                 ----------
                                                      1,122
                                                 ----------
SPECIALTY MACHINERY -- 0.5%
  Cooper Industries                     11,100          391
  Tecumseh Products, Cl A               22,800        1,095
                                                 ----------
                                                      1,486
                                                 ----------
STEEL & STEEL WORKS -- 0.2%
  USX-US Steel Group                    15,900          493
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 10.5%
  Alltel                                26,800          801
  Ameritech                            107,600        5,609
  Bell Atlantic                         33,900        2,081
  BellSouth                             76,100        5,565
  Cincinnati Bell                       39,700        1,072
  Comsat                                17,300          389
  GTE                                  144,000        5,652
  MCI Communications                    44,000        1,147
  NYNEX                                127,400        6,082
  Pacific Telesis Group                 48,300        1,485
  SBC Communications                    11,000          605
  Southern New England                  65,500        2,317
  US West                               45,900        2,163
                                                 ----------
                                                     34,968
                                                 ----------
TRANSPORTATION SERVICES -- 0.5%
  FlightSafety International            14,500          665
  Pittston Services Group               36,000          977
                                                 ----------
                                                      1,642
                                                 ----------

WHOLESALE -- 0.3%
  Supervalu                             32,900          966
                                                 ----------

Total Common Stocks
  (Cost $282,049,000)                               325,513
                                                 ----------
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.2%
  U.S. Treasury Bills
    5.380%, 10/26/95 (1)             $     200   $      200
    5.400%, 10/26/95 (1)                   200          199
    5.430%, 10/26/95 (1)                   200          199
                                                 ----------
Total U. S. Treasury Obligations
  (Cost $598,000)                                       598
                                                 ----------
REPURCHASE AGREEMENT -- 1.4%
  Lehman Brothers
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $4,450,000 (collateralized by
    U.S. Treasury Note, par value
    $4,500,000, 5.625%, 06/30/97,
    market value of collateral:
    $4,540,000)                          4,447        4,447
                                                 ----------
Total Repurchase Agreement
  (Cost $4,447,000)                                   4,447
                                                 ----------
Total Investments -- 99.7%
  (Cost $287,094,000)                               330,558
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 0.3%
  Other Assets and Liabilities, Net                   1,134
                                                 ----------
NET ASSETS -- 100.0%                             $  331,692
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 25,506,245
    outstanding shares of
    beneficial interest                          $  281,901
  Undistributed Net Investment
    Income                                              456
  Accumulated Net Realized Gain on
    Investments                                       5,846
  Net Unrealized Appreciation on
    Futures Contracts                                    25
  Net Unrealized Appreciation on
    Investments                                      43,464
                                                 ----------
Total Net Assets                                 $  331,692
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
    Redemption Price Per Share --
    Class A                                      $    13.00
                                                 ----------
                                                 ----------

(1) Security has been pledged as collateral on open futures contracts. *Non-income producing security

ADR        American Depository Receipt
Cl         Class
LP         Limited Partnership
FNMA       Federal National Mortgage Association
SLMA       Student Loan Marketing Association

LARGE CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 96.9%
AIR TRANSPORTATION -- 0.7%
  AMR*                                  28,050  $    2,023
                                                ----------

AIRCRAFT -- 1.9%
  Allied Signal                         67,000       2,957
  Boeing                                20,300       1,385
  United Technologies                   13,100       1,158
                                                ----------
                                                     5,500
                                                ----------
AUTOMOTIVE -- 1.2%
  General Motors                        37,600       1,763
  Magna International, Cl A             40,000       1,805
                                                ----------
                                                     3,568
                                                ----------
BANKS -- 2.8%
  BankAmerica                           42,650       2,554
  Citicorp                              48,100       3,402
  First Chicago                         34,150       2,344
                                                ----------
                                                     8,300
                                                ----------

BEAUTY PRODUCTS -- 3.7%
  Avon Products                         30,000       2,153
  Colgate Palmolive                     52,000       3,465
  Procter & Gamble                      70,150       5,401
                                                ----------
                                                    11,019
                                                ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.4%
  Comcast Special, Cl A                 97,100       1,942
  Cox Communications*                   85,800       1,737
  Liberty Media Group, Cl A*            71,000       1,899
  Tele-Communications, Cl A*           265,300       4,643
                                                ----------
                                                    10,221
                                                ----------

CHEMICALS -- 4.2%
  Air Products & Chemicals              10,350         539
  E I du Pont de Nemours                22,000       1,513
  Monsanto                              33,000       3,325
  Morton International                 114,000       3,533
  Rohm & Haas                           58,000       3,502
                                                ----------
                                                    12,412
                                                ----------

COMMUNICATIONS EQUIPMENT -- 3.0%
  ITT                                   22,000       2,728
  L M Ericsson Telephone ADR            70,400       1,725
  Motorola                              43,000       3,284
  Vishay Intertechnology*               27,800       1,168
                                                ----------
                                                     8,905
                                                ----------
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMPUTERS & SERVICES -- 5.7%
  Cisco Systems*                       114,300  $    7,887
  Compaq Computer*                     181,850       8,797
  Silicon Graphics*                      6,200         213
                                                ----------
                                                    16,897
                                                ----------

CONTAINERS & PACKAGING -- 0.2%
  Crown Cork & Seal*                    18,750         727
                                                ----------

DRUGS -- 7.4%
  Amgen*                                49,950       2,491
  Johnson & Johnson                     39,900       2,958
  Merck                                126,300       7,073
  Pfizer                               162,200       8,657
  Schering Plough                       17,400         896
                                                ----------
                                                    22,075
                                                ----------

ELECTRICAL TECHNOLOGY -- 0.4%
  Duracell                              25,900       1,162
                                                ----------

ENTERTAINMENT -- 1.6%
  Walt Disney                           82,000       4,705
                                                ----------

ENVIRONMENTAL SERVICES -- 0.3%
  WMX Technologies                      28,900         824
                                                ----------

FINANCIAL SERVICES -- 5.3%
  Dean Witter Discover                  56,000       3,150
  FHLMC                                 45,000       3,111
  First Financial Management            10,800       1,054
  FNMA                                  32,200       3,333
  Travelers                             94,000       4,993
                                                ----------
                                                    15,641
                                                ----------

FOOD, BEVERAGE & TOBACCO -- 8.5%
  Coca-Cola                            107,600       7,424
  Pepsico                              131,000       6,681
  Philip Morris                        132,800      11,086
                                                ----------
                                                    25,191
                                                ----------

GAS/NATURAL GAS -- 0.5%
  Enron                                 43,000       1,441
                                                ----------

HOTELS & LODGING -- 0.5%
  Hilton Hotels                         21,300       1,361
                                                ----------

HOUSEHOLD PRODUCTS -- 1.7%
  Gillette                             108,100       5,148
                                                ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
INSURANCE -- 7.1%
  American International Group          70,900  $    6,026
  General Re                            25,150       3,798
  Healthsource*                         26,000       1,251
  NAC Re                                24,000         870
  PMI Group*                            55,000       2,606
  Progressive                           18,100         810
  United Healthcare                     89,150       4,357
  UNUM                                  25,400       1,340
                                                ----------
                                                    21,058
                                                ----------

MACHINERY -- 6.0%
  Case                                  21,700         797
  Caterpillar                           33,950       1,931
  General Electric                     178,950      11,408
  General Instrument*                  127,600       3,828
                                                ----------
                                                    17,964
                                                ----------
MEDICAL PRODUCTS & SERVICES -- 2.3%
  Columbia HCA Healthcare               81,000       3,938
  Medtronic                             54,800       2,946
                                                ----------
                                                     6,884
                                                ----------

MISCELLANEOUS BUSINESS SERVICES -- 3.0%
  Computer Associates
    International                       13,300         562
  Informix*                             71,000       2,308
  Microsoft*                            22,550       2,041
  Oracle*                              108,100       4,148
                                                ----------
                                                     9,059
                                                ----------

PAPER & PAPER PRODUCTS -- 0.2%
  Kimberly Clark                         8,300         557
                                                ----------
PETROLEUM & FUEL PRODUCTS -- 0.7%
  Western Atlas*                        45,000       2,132
                                                ----------

PETROLEUM REFINING -- 1.3%
  Amoco                                 26,700       1,712
  Mobil                                 11,600       1,156
  Royal Dutch Petroleum ADR              8,300       1,019
                                                ----------
                                                     3,887
                                                ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.6%
  Eastman Kodak                         43,000       2,547
  Xerox                                 17,500       2,352
                                                ----------
                                                     4,899
                                                ----------
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
PRINTING & PUBLISHING -- 0.8%
  Time Warner                           63,200  $    2,512
                                                ----------

RAILROADS -- 1.5%
  Burlington Northern Santa Fe*         23,000       1,668
  Conrail                               39,100       2,688
                                                ----------
                                                     4,356
                                                ----------

RETAIL -- 6.1%
  Autozone*                             30,000         765
  Dayton Hudson                          3,450         262
  Federated Department Stores*          31,000         880
  Home Depot                           204,550       8,156
  Lowe's                                60,000       1,800
  McDonald's                           132,000       5,049
  Safeway*                              20,600         860
  Sears Roebuck                          9,400         347
                                                ----------
                                                    18,119
                                                ----------

RUBBER & PLASTIC -- 0.6%
  Illinois Tool Works                   28,750       1,693
                                                ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.2%
  Applied Materials*                    16,000       1,636
  Intel                                179,200      10,774
  Molex                                 40,500       1,468
  National Semiconductor*               57,000       1,575
                                                ----------
                                                    15,453
                                                ----------

STEEL & STEEL WORKS -- 1.0%
  Aluminum Company of America           31,900       1,687
  Nucor                                 27,350       1,224
                                                ----------
                                                     2,911
                                                ----------

TELEPHONES & TELECOMMUNICATION -- 5.8%
  Airtouch Communications*             212,350       6,503
  AT&T                                 130,000       8,547
  BellSouth                             12,000         878
  MCI                                   51,500       1,342
                                                ----------
                                                    17,270
                                                ----------

TESTING LABORATORIES -- 0.3%
  Chiron*                                9,300         842
                                                ----------

WHOLESALE -- 0.5%
  Alco Standard                         16,600       1,407
                                                ----------

Total Common Stocks
  (Cost $254,601,000)                              288,123
                                                ----------

                                       22

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.3%
  U.S. Treasury Bill
    5.420%, 12/21/95 (1)             $   4,050   $    4,001
                                                 ----------
Total U.S. Treasury Obligations
  (Cost $4,002,000)                                   4,001
                                                 ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.4%
  FHLB Discount Notes
    5.630%, 10/06/95                       210          210
    5.580%, 10/23/95                       430          429
  FNMA
    5.600%, 10/12/95                        40           40
    5.680%, 10/20/95                       530          528
                                                 ----------
Total U.S. Government Agency
  Obligations (Cost $1,207,000)                       1,207
                                                 ----------
COMMERCIAL PAPER -- 0.2%
  Prudential Funding
    6.250%, 10/02/95 (1)                   525          525
                                                 ----------
Total Commercial Paper
  (Cost $525,000)                                       525
                                                 ----------
Total Investments -- 98.8%
  (Cost $260,335,000)                               293,856
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 1.2%
  Other Assets and Liabilities, Net                   3,521
                                                 ----------
NET ASSETS -- 100.0%                             $  297,377
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 23,332,998
    outstanding shares of
    beneficial interest                          $  257,661
  Undistributed Net Investment
    Income                                              603
  Accumulated Net Realized Gain on
    Investments                                       5,582
  Net Unrealized Appreciation on
    Futures Contracts                                    10
  Net Unrealized Appreciation on
    Investments                                      33,521
                                                 ----------
Total Net Assets                                 $  297,377
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    12.75
                                                 ----------
                                                 ----------

(1) Security has been pledged as collateral on open futures contracts. *None-income producing security

ADR        American Depository Receipt
Cl         Class
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
FHLB       Federal Home Loan Bank


Small Cap Value Portfolio

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
COMMON STOCKS -- 97.7%
AIR TRANSPORTATION -- 0.3%
  Midwest Express Holdings*             13,200  $      297
                                                ----------

APPAREL/TEXTILES -- 0.9%
  Springs Industries, Cl A              18,800         738
  Tarrant Apparel Group*                33,800         228
                                                ----------
                                                       966
                                                ----------

AUTOMOTIVE -- 0.1%
  Stant                                  7,600          76
                                                ----------

BANKS -- 8.5%
  Albank Financial                      20,000         600
  Amfed Financial                       42,300       1,332
  Astoria Financial*                    14,500         618
  BankAtlantic Bancorp                  38,450         735
  BankNorth Group                       32,600       1,084
  DS Bancorp*                           17,430         462
  First Federal Bancshares*             43,800         610
  Long Island Bancorp                   45,500       1,115
  Mercantile Bankshares                 34,700         946
  Reliance Bancorp                      22,900         335
  Southern National Bank                33,507         880
                                                ----------
                                                     8,717
                                                ----------

BUILDING & CONSTRUCTION SUPPLIES -- 1.0%
  American Buildings*                   20,000         473
  NCI Building Systems*                 24,200         568
                                                ----------
                                                     1,041
                                                ----------

CHEMICALS -- 1.5%
  Cytec Industries*                     27,500       1,592
                                                ----------

COMMUNICATIONS EQUIPMENT -- 1.4%
  ACT Manufacturing*                     6,800          96
  Plantronics*                          35,800       1,302
                                                ----------
                                                     1,398
                                                ----------

COMPUTERS & SERVICES -- 4.6%
  Computer Horizons*                    51,200       1,024
  Gateway 2000*                         45,000       1,379
  Intersolv*                            51,600       1,038
  Quantum*                              57,100       1,249
                                                ----------
                                                     4,690
                                                ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP VALUE PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
CONSUMER PRODUCTS -- 2.1%
  Maxwell Shoe*                         10,900   $       55
  Nu-Kote Holding, Cl A*                53,200        1,157
  Velcro Industries                     15,300          956
                                                 ----------
                                                      2,168
                                                 ----------

CONTAINERS & PACKAGING -- 1.0%
  US Can*                               78,100        1,045
                                                 ----------

ENTERTAINMENT -- 4.2%
  All American Communications*          15,500          205
  Anchor Gaming*                        18,000          455
  Boomtown*                             90,000          844
  Casino America*                       35,400          332
  Cinergi Pictures Entertainment*       93,000          546
  Dick Clark Productions*               45,000          428
  Griffin Gaming & Entertainment*       89,540        1,141
  Spelling Entertainment Group          31,640          419
                                                 ----------
                                                      4,370
                                                 ----------
FINANCIAL SERVICES -- 1.3%
  Greenpoint Financial                  19,900          550
  MLF Bancorp                           34,600          800
                                                 ----------
                                                      1,350
                                                 ----------

FOOD, BEVERAGE & TOBACCO -- 1.2%
  Robert Mondavi*                       48,230        1,230
                                                 ----------

GLASS PRODUCTS -- 1.4%
  Libbey                                59,800        1,428
                                                 ----------
HOTELS & LODGING -- 0.5%
  Sholodge*                             35,400          478
                                                 ----------

HOUSEHOLD FURNITURE & FIXTURES -- 1.0%
  Holophane*                            39,000        1,073
                                                 ----------
INSURANCE -- 18.7%
  American Travelers*                   45,900          855
  Capitol American Financial            30,000          668
  First Colony                             100            3
  Harleysville Group                    21,500          640
  HCC Insurance Holdings*               26,900          891
  Healthplan Services*                  52,700        1,074
  Home State Holdings*                  48,100          433
  Horace Mann Educators                 31,400          864
  John Alden Financial                  44,000          996
  Leucadia National                     10,800          633
  Life Partners Group                   21,700          374
  Mercury General                        6,200          236

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
  National Re Holdings                  26,200   $      927
  Partnerre Holdings                    38,000          941
  Paul Revere                           22,600          427
  Penncorp Financial Group              66,000        1,575
  PMI Group*                            28,800        1,364
  Presidential Life                     60,900          525
  PXRE                                  17,100          466
  Renaissance Re Holdings*              47,000        1,146
  Security Capital*                      4,900          261
  State Auto Financial                  54,100        1,217
  TIG Holdings                          66,800        1,792
  Western National                      68,550          943
                                                 ----------
                                                     19,251
                                                 ----------

MACHINERY -- 8.1%
  Alamo Group                           51,800          932
  BW/IP Holding, Cl A                   67,300        1,203
  Chase Brass Industries*               41,100          524
  CMI*                                 116,400          757
  DT Industries                         53,100          730
  Exide Electronics Group*              73,200        1,373
  Fisher Scientific International       33,300        1,078
  Ucar International*                   63,600        1,733
                                                 ----------
                                                      8,330
                                                 ----------

MEASURING DEVICES -- 2.7%
  Oak Industries*                       51,200        1,542
  Safetytek*                            33,000          536
  Veeco Instruments*                    28,600          751
                                                 ----------
                                                      2,829
                                                 ----------

MEDICAL PRODUCTS & SERVICES -- 5.3%
  ADAC Laboratories                     78,000          936
  Coventry*                             31,530          623
  Medisense*                            52,800        1,274
  Mid Atlantic Medical Services*        54,000        1,060
  Ornda Healthcorp*                     45,500          967
  Sterile Concepts Holdings             39,600          549
  Universal Health Services, Cl B*       2,600           89
                                                 ----------
                                                      5,498
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 0.3%
  Broadway & Seymour*                   10,800          270
                                                 ----------

MISCELLANEOUS MANUFACTURING -- 4.1%
  Belden                                63,100        1,656
  Cable Design Technologies*            25,000          750
  Wolverine Tube*                       49,200        1,864
                                                 ----------
                                                      4,270
                                                 ----------

PAPER & PAPER PRODUCTS -- 1.0%
  Caraustar Industries                  49,000          980
                                                 ----------

--------------------------------------------------------------------------------


-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 0.6%
  Citation*                             32,900   $      592
                                                 ----------
RETAIL -- 9.5%
  Big B                                 56,900          846
  BMC West*                             60,500          847
  Catherine's Stores*                   78,200          919
  Circle K*                             43,800          909
  Claire's Stores                       43,600          894
  Consolidated Stores*                  29,900          691
  Daka International*                   46,500        1,523
  Fabri-Centers of America, Cl A*       19,400          298
  Little Switzerland*                   46,000          184
  Mueller Industries*                   10,600          550
  Vons Companies*                       50,300        1,195
  Zale*                                 70,000          971
                                                 ----------
                                                      9,827
                                                 ----------

RUBBER & PLASTIC -- 3.1%
  Aptargroup                            41,200        1,365
  Mark IV Industries                    44,820          997
  West                                  28,100          790
                                                 ----------
                                                      3,152
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.3%
  DH Technology*                        34,400        1,101
  SGS-Thomson Microelec*                27,700        1,346
  Zycon*                                75,400          924
                                                 ----------
                                                      3,371
                                                 ----------

STEEL & STEEL WORKS -- 1.8%
  National-Standard*                    45,000          608
  Schnitzer Steel Industries, Cl A      23,400          667
  Synalloy                              24,500          560
                                                 ----------
                                                      1,835
                                                 ----------

TECHNOLOGY, GENERAL -- 0.5%
  Tel-Save Holdings*                    33,000          507
                                                 ----------

TELEPHONES & TELECOMMUNICATION -- 1.2%
  EIS International*                    61,300        1,096
  Numerex, Cl A*                        19,600          164
                                                 ----------
                                                      1,260
                                                 ----------

WHOLESALE -- 6.5%
  Bell Microproducts*                   93,000        1,070
  Congoleum*                            47,300          497
-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Duracraft*                            23,700   $    1,069
  Marshall Industries*                  41,800        1,578
  TBC*                                  95,200          916
  Wyle Electronics                      34,800        1,562
                                                 ----------
                                                      6,692
                                                 ----------

  Total Common Stocks
    (Cost $89,719,000)                              100,583
                                                 ----------

REPURCHASE AGREEMENT -- 4.1%
  Prudential
    6.45%, dated 09/29/95, matures
      10/02/95, repurchase price
      $4,285,000 (collateralized
      by FHLMC obligation, par
      value $4,365,000, 6.275%,
      09/21/05, market value of
      collateral: $4,372,000)        $   4,282        4,282
                                                 ----------

Total Repurchase Agreement
  (Cost $4,282,000)                                   4,282
                                                 ----------

Total Investments -- 101.8%
  (Cost $94,001,000)                                104,865
                                                 ----------

OTHER ASSETS AND LIABILITIES -- (1.8%)
  Other Assets and Liabilities, Net                  (1,890)
                                                 ----------
NET ASSETS -- 100%                               $  102,975
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 8,444,888
    outstanding shares of
    beneficial interest                          $   90,332
  Distributions in Excess of Net
    Investment Income                                   (28)
  Accumulated Net Realized Gain on
    Investments                                       1,807
  Net Unrealized Appreciation on
    Investments                                      10,864
                                                 ----------
Total Net Assets                                 $  102,975
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
    Class A                                      $    12.19
                                                 ----------
                                                 ----------

* Non-income producing securities

C1         Class
FHLMC      Federal Home Loan Mortgage Company

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP GROWTH PORTFOLIO


----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 95.2%
AEROSPACE & DEFENSE -- 0.2%
  Watkins Johnson                       11,100  $      608
                                                ----------

AIRCRAFT -- 0.1%
  Simula*                                7,050         177
                                                ----------

APPAREL/TEXTILES -- 3.6%
  Ashworth*                             15,200         122
  Just For Feet*                         6,200         191
  Lydall*                               81,300       2,022
  Nautica Enterprises*                 109,675       3,756
  Quiksilver*                            8,000         217
  St. John Knits                        55,900       2,725
  Tommy Hilfiger*                       65,300       2,122
                                                ----------
                                                    11,155
                                                ----------
AUTOMOTIVE -- 0.9%
  Regal Beloit                          52,800         983
  The Allen Group                       35,700       1,295
  Titan Wheel International             27,400         469
                                                ----------
                                                     2,747
                                                ----------

BANKS -- 0.3%
  Peoples Heritage Financial Group      50,000         913
  Saint Francis Capital*                 5,900         134
                                                ----------
                                                     1,047
                                                ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.5%
  Clear Channel Communications*         21,500       1,629
                                                ----------
BUILDING & CONSTRUCTION -- 0.2%
  Acme Cleveland                        26,800         717
                                                ----------
CHEMICALS -- 0.3%
  OM Group                              28,900         878
                                                ----------
COMMUNICATIONS EQUIPMENT -- 4.0%
  ADC Telecommunications*               31,600       1,438
  American Radio Systems                   800          20
  Checkpoint Systems*                   19,000         501
  Cincinnati Microwave*                  2,400          36
  Colonial Data Technologies*            1,600          30
  Comverse Technology*                  16,500         359
  Harman International                   1,000          49
  Inter-Tel*                             4,900          86
  Kemet*                                97,800       3,349
  Mercury Interactive*                  25,000         694
  Microcom*                             23,500         444

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------

  Microdyne*                            40,800  $    1,035
  Microwave Power Devices*              17,200         151
  Mobilemedia*                           1,600          43
  National Wireless Holdings*           10,700         139
  Network Express*                       9,500         151
  Spectrian*                            12,500         427
  Stratacom*                            30,600       1,691
  Symmrtricom*                           6,500         146
  Tellabs*                              30,200       1,272
  Teltrend*                             11,000         363
                                                ----------
                                                    12,424
                                                ----------
COMPUTERS & SERVICES -- 11.2%
  Adaptive Solutions*                   27,000         192
  Alantec*                              34,300       1,089
  Atria Software*                       35,100       1,027
  Auspex Systems*                       90,700       1,417
  Avid Technology*                      18,200         783
  Broderbund Software*                  16,800       1,279
  Catalina Marketing*                   14,400         893
  CBT Group PLC ADR*                    19,900         950
  Challenger International*              7,500          48
  Cirrus Logic*                          1,500          86
  Comshare*                             27,800         813
  Cybex Computer Products*               9,900         248
  Discreet Logic*                          200          11
  Dynatech*                              4,300          68
  Electronics for Imaging*              47,000       3,364
  FTP Software*                         17,200         477
  Gandalf Technologies*                 25,000         152
  GRC International*                     3,300          75
  Helix Technology                      61,700       2,854
  Hyperion Software*                    50,900       2,889
  Imnet Systems*                        10,000         258
  Inference, Cl A*                      11,800         177
  Key Tronic*                           16,900         244
  Level One Communications*              5,900         139
  Macro Media*                          24,400       1,394
  Microchip Technology*                  2,900         110
  Netmanage*                            43,200       1,026
  Network General*                      14,300         590
  Optical Data Systems*                 74,700       2,913
  Phamis*                                5,400         148
  Pinnacle Systems*                     25,700         790
  Printronix*                            5,500         164
  Project Software & Development*        7,900         205
  Pure Software*                         8,600         307
  Rasterops*                            19,000         150
  Sanctuary Woods Multimedia*           25,000         175
  Simware*                              12,700         127
  Stormedia*                            33,200       1,502
  Syncronys Softcorp*                    8,500         122

--------------------------------------------------------------------------------

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  System Software Associates             1,400  $       56
  Trident Microsystems*                 43,500         946
  Veritas Software*                      8,000         208
  Wonderware*                           75,500       2,935
  Zebra Technology*                     26,700       1,422
                                                ----------
                                                    34,823
                                                ----------
CONSUMER PRODUCTS -- 0.9%
  Cidco*                                33,400       1,177
  Davidson & Associates*                47,400       1,648
  Wolverine World Wide                   1,500          41
                                                ----------
                                                     2,866
                                                ----------
DRUGS -- 1.9%
  Avecor Cardiovascular*                 8,900         125
  Columbia Laboratories*                61,000         572
  Idexx Laboratories*                   59,200       2,205
  Northfield Laboratories*               7,500         139
  Ventritex*                            13,100         282
  Watson Pharmaceuticals*               63,086       2,586
                                                ----------
                                                     5,909
                                                ----------
ELECTRICAL TECHNOLOGY -- 1.2%
  Electro Scientific Industries*        26,300         917
  Input/Output*                         26,000         998
  Komag*                                   600          39
  Presstek*                             30,200       1,609
  Zycon*                                11,300         138
                                                ----------
                                                     3,701
                                                ----------
ENERGY & POWER -- 0.1%
  Micro Linear*                         16,000         250
                                                ----------
ENTERTAINMENT -- 1.1%
  Movie Gallery*                        31,900       1,364
  Regal Cinemas*                        36,300       1,493
  Station Casinos*                      23,900         367
  Videonics*                             7,900         164
                                                ----------
                                                     3,388
                                                ----------
ENVIRONMENTAL SERVICES -- 1.2%
  Tetra Tech*                           67,876       1,578
  United Waste Systems*                 50,900       2,125
                                                ----------
                                                     3,703
                                                ----------
FINANCIAL SERVICES -- 2.8%
  Aames Financial                       34,900       1,021
  Commercial Federal*                   14,800         529
  Credit Acceptance*                    56,400       1,523
  Mercury Finance                       47,166       1,150
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Olympic Financial*                    46,300  $    1,267
  The Money Store                       40,650       1,925
  World Acceptance*                     81,600       1,163
                                                ----------
                                                     8,578
                                                ----------
FOOD, BEVERAGE & TOBACCO -- 1.0%
  Opta Food Ingredients*                 5,700          90
  Robert Mondavi*                       44,000       1,122
  Starbucks*                            46,000       1,748
                                                ----------
                                                     2,960
                                                ----------
HOTELS & LODGING -- 0.1%
  Doubletree*                            8,700         193
  LaQuinta Inns                          2,500          70
  Winston Hotels                         9,500         107
                                                ----------
                                                       370
                                                ----------
HOUSEHOLD PRODUCTS -- 1.3%
  Blount, Cl A                          20,900         995
  Blyth Industries*                     23,200       1,085
  Chicago Miniature Lamp*                8,900         158
  Department 56*                        25,100       1,173
  Semitool*                              7,500         188
  Thermolase*                            6,400         130
  USA Detergents*                       12,200         253
                                                ----------
                                                     3,982
                                                ----------
INSURANCE -- 1.5%
  General Acceptance*                   11,100         369
  Healthplan Services*                   5,100         104
  Inphynet Medical Management*           4,200          79
  Oxford Health Plans*                  40,700       2,961
  Penncorp Financial Group              39,800         950
  United Dental Care*                    5,900         177
                                                ----------
                                                     4,640
                                                ----------
LUMBER & WOOD PRODUCTS -- 0.4%
  Champion Enterprises*                 67,600       1,344
                                                ----------
MACHINERY -- 5.8%
  BMC Industries, Minnesota             34,400       1,329
  Brooks Automation*                    25,700         553
  Cascade*                              57,900         883
  Computational Systems*                 3,900          63
  Edelbrock*                             9,100         139
  Flextronics International*             5,700         147
  FSI International*                    96,100       3,194
  Gasonics International*               48,000       1,788
  Indresco*                             48,900         874
  JLG Industries                        30,000       1,350

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Kulicke & Soffa Industries*           59,000  $    2,154
  Mackie Designs*                       11,200         162
  Micrel*                               19,700         552
  Novellus Systems*                     20,300       1,421
  Photronics*                           53,350       1,787
  PRI Automation*                        4,000         164
  Uniphase*                              8,900         314
  UNR Industries                       130,000       1,121
                                                ----------
                                                    17,995
                                                ----------
MANUFACTURING -- 0.2%
  Health Payment Review*                15,500         361
  West Marine*                          10,700         342
                                                ----------
                                                       703
                                                ----------
MEASURING DEVICES -- 3.0%
  Bio Rad Labs*                         28,000       1,127
  Cognex*                               39,400       1,901
  Cyberoptics*                           7,500         255
  Digital Link*                          4,700         121
  Esterline Technologies*               41,200       1,128
  Fluke                                 15,300         581
  KLA Instruments*                      17,300       1,388
  LTX*                                  22,500         284
  Tencor Instrument*                    41,900       1,854
  Teradyne*                              1,800          65
  Thermedics*                            9,700         193
  Tylan General*                        11,200         188
  Veeco Instruments*                    10,700         281
                                                ----------
                                                     9,366
                                                ----------
MEDICAL PRODUCTS & SERVICES -- 8.6%
  Arrow International                   12,800         554
  CNS*                                 107,600       1,412
  Community Health Systems*             39,300       1,587
  Compdent*                             39,700       1,161
  Conmed*                               32,500       1,064
  Express Scripts, Cl A*                20,000         880
  Gulf South Medical Supply*            63,300       1,559
  Healthsource*                         55,200       2,657
  Healthsouth Rehabilitation*            1,500          38
  Hemasure*                              1,400          22
  Horizon Mental Health
    Management*                          5,600          85
  Horizon/CMS Healthcare*                1,600          36
  Integrated Health Services*              400          11
  Intermagnetics General*               27,500         519
  Medic Computer Sytems*                45,800       2,324
  Medpartners*                          20,000         630
  Mid Atlantic Medical Services*         1,600          31
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Omnicare                             103,800  $    4,050
  Pediatrix Medical Group*              10,400         213
  Phycor*                              102,250       3,502
  Physician Reliance Network*           10,000         370
  Physicians Health Services*            8,300         228
  Rotech Medical*                       17,100         425
  Softdesk*                              8,000         202
  Steris*                               45,700       1,925
  Tecnol Medical Products*               2,000          39
  Universal Health Services, Cl B*      35,200       1,206
  Zygo*                                  2,300          65
                                                ----------
                                                    26,795
                                                ----------
MISCELLANEOUS BUSINESS SERVICES -- 7.8%
  Acxiom*                               72,300       2,042
  Alternative Resources*                67,900       2,173
  American Business Information*       108,900       2,205
  Arcsys*                                6,900         285
  Baan N.V.*                            16,700         752
  Cambridge Technology Partners*        55,800       2,832
  Cellular Technical Services*          16,500         373
  Diamond Multimedia Systems*            7,400         239
  Electronic Arts*                       2,000          74
  Intersolv*                             8,000         161
  Legato Systems*                        6,500         172
  Manugistics*                          12,500         189
  McAfee Associates*                    60,900       3,138
  MDL Information Systems*              46,100         859
  Meridian Data*                        17,000         172
  Minnesota Educational Computing*       6,900         186
  National Data                         31,500         847
  National Instruments*                  9,200         186
  Networth*                             11,500         239
  Number Nine Visual Technology*        16,800         277
  Open Environment*                     11,500         201
  Parametric Technology*                29,700       1,827
  Platinum Software*                     2,100          24
  Premenos Technology*                   4,400         143
  Quarterdeck*                          76,600       1,484
  Security Dynamics Technology*         11,500         549
  Spyglass*                              3,200         146
  Synopsys*                             59,000       1,814
  Transaction Systems Architects*        4,800         128
  Viasoft*                              18,000         234
  Wind River Systems*                    7,200         169
                                                ----------
                                                    24,120
                                                ----------



--------------------------------------------------------------------------------


----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES -- 1.5%
  ABR Information Services*             10,200  $      258
  Accustaff*                            23,400         860
  Career Horizons*                       6,100         169
  Corrections Corporation of
    America*                            36,400       1,752
  Loewen Group                          27,400       1,130
  Robert Half International*            12,200         416
                                                ----------
                                                     4,585
                                                ----------
MOTORCYCLES, BICYCLES & PARTS -- 0.1%
  Cannondale*                            8,800         145
                                                ----------
PETROLEUM & FUEL PRODUCTS -- 0.4%
  Belden & Blake*                        7,100         135
  Pride Petroleum Services*             88,000         879
  Reading & Bates*                       2,400          29
  Snyder Oil                             2,700          33
  Weatherford Enterra*                   2,300          30
                                                ----------
                                                     1,106
                                                ----------
PETROLEUM REFINING -- 0.3%
  Varlen                                31,460         857
                                                ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
  Innovex                               45,900       1,004
                                                ----------
PRINTING & PUBLISHING -- 2.3%
  Books-A-Million*                      52,900         932
  Desktop Data*                         10,900         379
  Devon Group*                          50,400       2,180
  Gartner Group, Cl A*                  88,200       2,889
  Scientific Games Holdings*            19,000         710
                                                ----------
                                                     7,090
                                                ----------
PROFESSIONAL SERVICES -- 0.7%
  Medaphis*                             46,900       1,313
  Sylvan Learning Systems*              30,300         962
                                                ----------
                                                     2,275
                                                ----------
REAL ESTATE -- 0.0%
  Innkeepers USA Trust                   5,100          48
                                                ----------
RETAIL -- 11.8%
  Apple South                           47,700       1,085
  Baby Superstore*                      22,800       1,029
  Bed Bath & Beyond*                    23,100         705
  Boise Cascade Office Products*        25,000         694
  Borders Group*                         2,200          38
  Boston Chicken*                       51,400       1,343

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  CDW Computer Centers*                 24,100  $    1,283
  Corporate Express*                   106,050       2,585
  Daka International*                    7,800         255
  Dave & Buster's*                       6,300          98
  Discount Auto Parts*                  44,100       1,334
  Dollar Tree Stores*                    8,500         289
  Fastenal                              48,000       1,752
  Friedman's, Cl A*                      2,300          50
  Garden Ridge*                          5,500         161
  General Nutrition*                    43,400       1,975
  Gymboree*                             66,600       2,006
  Hollywood Entertainment*              25,600         549
  Lone Star Steakhouse & Saloon*         2,200          90
  Longhorn Steak*                        6,800         121
  Men's Wearhouse*                      23,700         853
  Micro Warehouse*                      22,900       1,048
  Moovies*                               7,200         141
  O'Charleys*                            9,200         138
  Office Depot*                         23,050         694
  Orchard Supply Hardware*               5,000          73
  Outback Steakhouse*                   53,400       1,642
  Papa John's International*            50,500       2,273
  Petco Animal Supplies*                19,500         507
  Petsmart*                             56,550       1,909
  Proffitts*                             1,900          52
  Ross Stores                           60,400         951
  Sonic*                                39,900         908
  Staples*                              89,912       2,540
  Sunglass Hut International*           54,900       2,742
  Trend-Lines*                          29,400         390
  Viking Office Products*               60,700       2,534
                                                ----------
                                                    36,837
                                                ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 9.1%
  Actel*                                29,900         527
  Aetrium*                              40,400         869
  Alliance Semiconductor*                2,300          91
  Alpha Industries*                     13,500         241
  Altera*                                1,200          75
  Atmel*                                56,600       1,910
  Brooktree*                            35,200         704
  Burr-Brown*                           46,200       1,756
  Chips & Technologies*                 23,700         320
  Credence Systems*                     23,800         863
  Dallas Semiconductor*                    800          16
  DSP Communications*                   38,900       1,284
  Electroglas*                          26,100       1,778
  Epic Design Technology*               23,400       1,135
  General Scanning*                      1,400          16
  GTI*                                   2,900          58
  Integrated Process Equipment*         22,900         912
  Integrated Silicon Solutions*         20,700         771

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP GROWTH PORTFOLIO


----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Integrated Silicon Systems*            1,000  $       30
  Interphase*                           10,400         152
  Lattice Semiconductor*                 2,400          98
  Linear Technology                     45,500       1,888
  Mattson Technology*                   12,900         548
  Oak Technology*                        1,900          80
  Read-Rite*                            22,654         827
  S3*                                   71,700       2,498
  Sanmina*                              36,400       1,738
  SEEQ Technology*                      35,000         158
  Semiconductor Packaging
    Materials*                          14,000         165
  Sierra Semiconductor*                 44,700       2,196
  Silicon Valley Group*                 31,400       1,213
  Tower Semiconductor*                   7,100         231
  Transwitch*                            1,000          13
  Triquint Semiconductor*               11,800         270
  Vicor*                                41,800       1,011
  VLSI Technology*                       1,700          58
  Xilinx*                               39,700       1,911
                                                ----------
                                                    28,411
                                                ----------
SPECIALTY MACHINERY -- 0.1%
  U.S. Filter*                           7,500         180
                                                ----------
STEEL & STEEL WORKS -- 0.3%
  Synalloy                              45,400       1,039
                                                ----------
TECHNOLOGY -- 0.8%
  Ultratech Stepper*                    49,000       2,071
  VSI Enterprises*                      45,000         264
                                                ----------
                                                     2,335
                                                ----------
TELEPHONES & TELECOMMUNICATION -- 3.8%
  Applied Digital Access*                7,300          93
  Ascend Communications*                48,800       3,904
  Aspect Telecommunications*            44,800       1,210
  Cascade Communications                32,100       1,581
  Coherent Communications Systems*      31,000         853
  LCI International*                    26,100       1,024
  Mobile Telecommunication
    Technology*                         32,700       1,010
  P-Com*                                 2,200          98
  Pairgain Technologies*                26,200         904
  Panamsat*                              1,200          18
  Premisys Communications*               7,100         573
  VTEL*                                 17,500         435
                                                ----------
                                                    11,703
                                                ----------
----------------------------------------------------------
                                    Shares/Face   Market
                                      Amount      Value
Description                           (000)       (000)
----------------------------------------------------------
TRANSPORTATION SERVICES -- 0.9%
  Fritz*                                21,200  $    1,562
  Wisconsin Central*                    17,500       1,168
                                                ----------
                                                     2,730
                                                ----------
TRUCKING -- 0.0%
  Trism*                                13,400          97
                                                ----------
WHOLESALE -- 2.9%
  America Online*                       16,800       1,155
  Applix*                                5,100         112
  Aspen Technology*                      8,200         246
  Barrett Resources*                     1,700          38
  Cellstar*                             42,200       1,319
  Communications Systems                41,900         618
  Duracraft*                             1,500          68
  Global Village Communication*         54,800         754
  Information Storage Devices*           1,800          41
  Inso*                                 48,700       1,570
  Ontrak Systems*                        8,000         221
  Physician Sales & Services*           24,600       1,181
  Ride*                                  8,100         170
  Supreme International*                   700          13
  US Office Products*                   20,900         316
  Vital Signs                           58,000       1,204
                                                ----------
                                                     9,026
                                                ----------
Total Common Stocks
  (Cost $207,811,000)                              296,343
                                                ----------
REPURCHASE AGREEMENT -- 4.4%
  Lehman Brothers
      6.45%, dated 09/29/95,
      matures 10/02/95, repurchase
      price $13,564,000
      (collateralized by FHLB
      Note, par value $13,815,000,
      6.275%, 09/12/05, market
      value of collateral:
      $13,837,000)                  $   13,562      13,562
                                                ----------
Total Repurchase Agreement
  (Cost $13,562,000)                                13,562
                                                ----------
Total Investments--99.6%
  (Cost $221,373,000)                              309,905
                                                ----------
OTHER ASSETS AND LIABILITIES -- 0.4%
  Other Assets and Liabilities,
    Net                                              1,119
                                                ----------
NET ASSETS -- 100.0%                            $  311,024
                                                ----------
                                                ----------

--------------------------------------------------------------------------------


-----------------------------------------------------------
                                                   Market
                                                   Value
Description                                        (000)
-----------------------------------------------------------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    15,608,259 outstanding shares
    of beneficial interest                       $  178,468
  Portfolio shares of Class D
    (unlimited authorization --
     no par value) based on 39,974
    outstanding shares of
    beneficial interest                                 601
  Accumulated Net Investment Loss                      (283)
  Accumulated Net Realized Gain on
    Investments                                      43,706
  Net Unrealized Appreciation on
    Investments                                      88,532
                                                 ----------
Total Net Assets                                 $  311,024
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
    Redemption Price Per
    Share -- Class A                             $    19.88
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
    Price Per Share -- Class D                   $    19.78
                                                 ----------
                                                 ----------
Maximum Offering Price Per
    Share -- Class D ($19.78
    divided by 95%)                              $    20.82
                                                 ----------
                                                 ----------

* Non-income producing security

FHLB       Federal Home Loan Bank
ADR        American Depository Receipt
Cl         Class

MID-CAP PORTFOLIO

--------------------------------------------------------------
                                                     Market
Description                             Shares     Value (000)
--------------------------------------------------------------
COMMON STOCKS -- 92.8%
AEROSPACE & DEFENSE -- 0.1%
  Loral                                      700    $      40
                                                   -----------

AIR TRANSPORTATION -- 0.9%
  Delta Air Lines                          3,800          263
                                                   -----------

AIRCRAFT -- 1.0%
  Northrop Grumman                         4,400          268
                                                   -----------

APPAREL/TEXTILES -- 0.3%
  Fruit of The Loom, Cl A                  3,900           80
                                                   -----------

AUTOMOTIVE -- 1.9%
  Dana                                     4,900          141
  Eaton                                    4,800          254
  Paccar                                   2,900          136
                                                   -----------
                                                          531
                                                   -----------

BANKS -- 8.8%
  Bank of Boston                           3,700          176
  Comerica                                 9,500          346
  National City                            2,100           65
  Republic New York                        8,300          486
  Southern National Bank                   8,300          218
  Southtrust                               1,200           30
  Star Banc                                  400           21
  TCF Financial                            3,700          216
  US Bancorp Oregon                       13,500          381
  Washington Mutual                       19,800          526
                                                   -----------
                                                        2,465
                                                   -----------

BEAUTY PRODUCTS -- 0.2%
  Ecolab                                   1,500           41
                                                   -----------

CHEMICALS -- 4.1%
  Arco Chemical                            6,800          332
  Eastman Chemical                         5,800          370
  FMC*                                       700           53
  Georgia Gulf                             2,400           83
  Union Carbide                            5,300          211
  Wellman                                  3,500           86
                                                   -----------
                                                        1,135
                                                   -----------
COMMUNICATIONS EQUIPMENT -- 2.2%
  DSC Communications*                      2,400          142
  Harris                                   8,700          478
                                                   -----------
                                                          620
                                                   -----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

MID-CAP PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
COMPUTERS & SERVICES -- 3.1%
  EMC*                                  12,700   $      230
  Gateway 2000*                          1,700           52
  Seagate Technology*                    5,900          249
  Tandy                                  5,500          334
                                                 ----------
                                                        865
                                                 ----------
CONCRETE & MINERAL PRODUCTS -- 1.0%
  USG*                                  10,100          283
                                                 ----------

CONSUMER PRODUCTS -- 0.1%
  Callaway Golf                          1,500           23
                                                 ----------

CONTAINERS & PACKAGING -- 1.1%
  Ball                                   2,000           59
  Owens-Illinois*                       20,500          259
                                                 ----------
                                                        318
                                                 ----------
DRUGS -- 0.8%
  Mylan Laboratories                    11,400          228
                                                 ----------

ELECTRICAL SERVICES -- 6.1%
  AES*                                   3,300           63
  Boston Edison                          2,800           77
  Centerior Energy                       8,800           96
  MidAmerican Energy                     8,300          128
  Niagara Mohawk Power                  32,100          421
  Northeast Utilities                    4,800          117
  PP&L Resources                        19,100          447
  Rochester Gas & Electric              12,500          295
  Washington Water Power                 3,500           56
                                                 ----------
                                                      1,700
                                                 ----------
ENERGY & POWER -- 1.8%
  California Energy*                    25,200          517
                                                 ----------

FINANCIAL SERVICES -- 2.7%
  Advanta, Cl A                          6,000          269
  Bear Stearns                           9,100          196
  First USA                              3,300          179
  SLMA                                   1,500           81
  Sunamerica                               600           38
                                                 ----------
                                                        763
                                                 ----------
FOOD, BEVERAGE & TOBACCO -- 3.1%
  IBP                                    6,200          331
  Lancaster Colony                       5,400          184
  Universal Foods                       10,400          362
                                                 ----------
                                                        877
                                                 ----------
-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
GAS/NATURAL GAS -- 1.1%
  National Fuel Gas                      1,700   $       49
  Pacific Enterprises                   10,100          254
                                                 ----------
                                                        303
                                                 ----------

HOUSEHOLD PRODUCTS -- 0.3%
  Clorox                                   800           57
  National Service Industries            1,400           41
                                                 ----------
                                                         98
                                                 ----------

INSURANCE -- 6.1%
  Aflac                                  2,100           87
  Alexander & Alexander Services         2,100           51
  AON                                    1,500           61
  Equifax                                5,800          243
  MGIC Investment                        8,100          464
  Saint Paul                             9,000          525
  USF&G                                 13,600          264
                                                 ----------
                                                      1,695
                                                 ----------

LEASING & RENTING -- 1.0%
  Comdisco                               9,000          268
                                                 ----------

MACHINERY -- 5.7%
  Brunswick                             24,100          489
  Cummins Engine                        10,100          389
  Novellus Systems*                      1,600          112
  Parker-Hannifin                        4,300          163
  Timken                                 3,100          132
  Trinova                                3,300          111
  Varity*                                4,500          200
                                                 ----------
                                                      1,596
                                                 ----------

MEASURING DEVICES -- 2.1%
  Johnson Controls                       6,500          411
  Millipore                              5,100          191
                                                 ----------
                                                        602
                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 1.5%
  Beverly Enterprises*                   5,300           73
  Manor Care                             2,700           92
  Medtronic                              4,800          258
                                                 ----------
                                                        423
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 3.3%
  Adobe Systems                          1,300           67
  Autodesk                               7,400          324
  CUC International*                     2,900          101
  Manpower                               1,800           52

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
  Oracle*                                6,000   $      230
  Sterling Software*                     3,400          155
                                                 ----------
                                                        929
                                                 ----------
PAPER & PAPER PRODUCTS -- 2.9%
  Boise Cascade                          6,400          258
  Champion International                 3,600          194
  Federal Paper Board                      600           23
  Willamette Industries                  5,100          341
                                                 ----------
                                                        816
                                                 ----------
PETROLEUM & FUEL PRODUCTS -- 1.6%
  Equitable Resources                    6,800          200
  Louisiana Land & Exploration             500           18
  Nabors Industries*                     9,100           86
  Union Texas Petroleum Holdings         7,900          144
                                                 ----------
                                                        448
                                                 ----------
PETROLEUM REFINING -- 1.7%
  Lyondell Petrochemical                 5,200          135
  Valero Energy                         14,700          352
                                                 ----------
                                                        487
                                                 ----------

PRINTING & PUBLISHING -- 1.8%
  American Greetings                     3,600          110
  Lafarge                               11,200          205
  Marvel Entertainment Group*            1,600           25
  Media General, Cl A                    4,300          154
                                                 ----------
                                                        494
                                                 ----------
REPAIR SERVICES -- 1.7%
  Ryder Systems                         18,600          472
                                                 ----------
RETAIL -- 6.4%
  Best Buy*                              5,900          155
  Circuit City Stores                    7,600          240
  Dollar General Stores                  4,500          132
  Federated Department Stores*          10,000          284
  Marriott International                 1,200           45
  Safeway*                               6,300          263
  Staples*                              15,300          432
  Wendy's International                 10,800          228
                                                 ----------
                                                      1,779
                                                 ----------
RUBBER & PLASTIC -- 0.9%
  Premark International                  4,700          239
                                                 ----------
-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.9%
  Advanced Micro Devices*               11,100   $      324
  Analog Devices*                        6,700          232
  Cypress Semiconductor*                 3,300          127
  Integrated Device Technology*          5,600          140
                                                 ----------
                                                        823
                                                 ----------

STEEL & STEEL WORKS -- 2.6%
  Allegheny Ludlum                      11,600          236
  Asarco                                 9,400          297
  Phelps Dodge                           2,800          175
  Reynolds Metals                          400           23
                                                 ----------
                                                        731
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 3.3%
  Lin Television*                        7,600          236
  Telephone & Data Systems               3,900          164
  Worldcom*                             16,300          523
                                                 ----------
                                                        923
                                                 ----------

TRANSPORTATION SERVICES -- 1.4%
  Gatx                                   7,400          383
                                                 ----------

WHOLESALE -- 5.2%
  Arrow Electronics*                     6,400          348
  Avnet                                  3,900          201
  Cardinal Health                        2,600          144
  Cordis*                                3,400          288
  Fleming                               12,600          302
  Supervalu                              3,900          115
  Terra Industries                       4,000           57
                                                 ----------
                                                      1,455
                                                 ----------
Total Common Stocks
  (Cost $23,628,000)                                 25,981
                                                 ----------

REPURCHASE AGREEMENT -- 5.7%
  J P Morgan
    6.40%, dated 09/29/95, matures
    10/02/95, repurchase price
    $1,616,000 (collateralized by
    FHLMC obligation, par value
    $3,640,000, 6.429%, 10/01/20,
    market value of collateral:
    $1,647,000)                      $   1,615        1,615
                                                 ----------
Total Repurchase Agreement
  (Cost $1,615,000)                                   1,615
                                                 ----------
Total Investments -- 98.5%
  (Cost $25,243,000)                                 27,596
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

MID-CAP PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                                        (000)
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.5%
  Other Assets and Liabilities, Net              $      410
                                                 ----------
NET ASSETS -- 100.0%                             $   28,006
                                                 ----------
                                                 ----------

NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 2,140,286
    outstanding shares of
    beneficial interest                          $   26,501
  Portfolio shares of Class D
    (unlimited authorization -- no
    par value) based on 8,336
    shares of beneficial interest                        91
  Undistributed Net Investment
    Income                                               18
  Accumulated Net Realized Loss on
    Investments                                       ( 957)
  Net Unrealized Appreciation on
    Investments                                       2,353
                                                 ----------
Total Net Assets                                 $   28,006
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    13.04
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    12.96
                                                 ----------
                                                 ----------
Maximum Offering Price Per Share
  -- Class D ($12.96 divided
  by 95%)                                        $    13.64
                                                 ----------
                                                 ----------

* Non-income producing security

Cl         Class
SLMA       Student Loan Marketing Association
FHLMC      Federal Home Loan Mortgage Corporation

CAPITAL APPRECIATION
PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 93.5%
AIRCRAFT -- 2.7%
  Allied Signal                         98,400  $    4,342
  Textron                               18,000       1,229
  United Technologies                   33,000       2,916
                                                ----------
                                                     8,487
                                                ----------
AUTOMOTIVE -- 1.3%
  General Motors                        30,000       1,406
  General Motors, Cl E                  60,700       2,762
                                                ----------
                                                     4,168
                                                ----------
BANKS -- 4.6%
  Bank of Boston                        18,300         872
  BankAmerica                           24,100       1,443
  Chemical Banking                      73,400       4,468
  Cullen Frost Bankers                   7,100         330
  Integra Financial                     25,900       1,505
  Mellon Bank                          102,000       4,552
  Midlantic                             23,500       1,275
                                                ----------
                                                    14,445
                                                ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.5%
  Capital Cities/ABC                    35,100       4,129
  Liberty Media Group, Cl A*             5,850         156
  Sphere Drake Holdings                232,700       3,491
  Tele-Communications, Cl A*           303,400       5,309
  Viacom, Cl B*                         80,500       4,005
                                                ----------
                                                    17,090
                                                ----------
BUILDING & CONSTRUCTION -- 1.0%
  Foster Wheeler                        53,000       1,875
  Halliburton                           27,900       1,165
                                                ----------
                                                     3,040
                                                ----------
CHEMICALS -- 2.4%
  Air Products & Chemicals              24,800       1,293
  Dow Chemical                           4,900         365
  E I du Pont de Nemours                84,900       5,837
                                                ----------
                                                     7,495
                                                ----------
COMMUNICATIONS EQUIPMENT -- 5.0%
  ITT                                   30,700       3,807
  Motorola                              83,700       6,392
  Scientific Atlanta                   311,200       5,252
                                                ----------
                                                    15,451
                                                ----------

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMPUTERS & SERVICES -- 1.5%
  Autotote, Cl A*                       47,100  $      206
  Digital Equipment*                     1,900          87
  International Business Machines       46,300       4,369
                                                ----------
                                                     4,662
                                                ----------
DRUGS -- 7.6%
  Abbott Laboratories                   87,600       3,734
  American Home Products                10,300         874
  Amgen*                                10,100         504
  Bristol Myers Squibb                  30,100       2,194
  Bush Boake Allen*                      1,900          54
  Johnson & Johnson                     51,700       3,832
  Merck                                 76,400       4,277
  Pfizer                                57,500       3,069
  Pharmacia Aktiebolag ADR*             15,100         452
  Smithkline Beecham ADR                95,500       4,832
                                                ----------
                                                    23,822
                                                ----------
ELECTRICAL SERVICES -- 0.1%
  Shandong Huaneng Power ADR*           16,100         143
                                                ----------
ELECTRICAL TECHNOLOGY -- 0.6%
  Duracell International                42,400       1,903
                                                ----------
ENTERTAINMENT -- 1.0%
  Hasbro                                23,700         738
  Walt Disney                           39,500       2,266
                                                ----------
                                                     3,004
                                                ----------
ENVIRONMENTAL SERVICES -- 3.1%
  Browning Ferris Industries            87,000       2,643
  Molten Metal Technology*             118,000       3,820
  WMX Technologies                     114,900       3,275
                                                ----------
                                                     9,738
                                                ----------
FINANCIAL SERVICES -- 3.3%
  Dean Witter Discover                  30,500       1,716
  FHLMC                                 51,700       3,574
  Travelers                             93,766       4,981
                                                ----------
                                                    10,271
                                                ----------
FOOD, BEVERAGE & TOBACCO -- 6.5%
  Coca-Cola                             49,500       3,416
  Cott                                  97,500         926
  CPC International                      7,200         475
  Kellogg                               19,500       1,411
  Pepsico                               33,600       1,714
  Philip Morris                         78,300       6,539
  RJR Nabisco Holdings                  46,680       1,511


----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Sara Lee                             103,600  $    3,082
  UST                                   37,500       1,073
                                                ----------
                                                    20,147
                                                ----------
GAS/NATURAL GAS -- 0.1%
  Sonat                                  9,500         304
                                                ----------
HOUSEHOLD PRODUCTS -- 2.3%
  Gillette                              32,300       1,538
  Procter & Gamble                      57,500       4,428
  Sunbeam                               91,500       1,361
                                                ----------
                                                     7,327
                                                ----------
INSURANCE -- 5.3%
  American General                      48,300       1,805
  American International Group          47,000       3,995
  Chubb                                 25,700       2,467
  General Re                            17,500       2,643
  Penncorp Financial Group              16,800         401
  United Healthcare                     20,000         978
  Washington National                  164,300       4,086
                                                ----------
                                                    16,375
                                                ----------
LUMBER & WOOD PRODUCTS -- 0.7%
  Georgia-Pacific                       24,000       2,100
                                                ----------
MACHINERY -- 6.7%
  American Standard*                    30,000         885
  Emerson Electric                      55,600       3,975
  Fisher Scientific International       26,400         855
  General Electric                     109,800       7,000
  General Signal                       118,800       3,475
  Tyco International                    73,300       4,618
                                                ----------
                                                    20,808
                                                ----------
MARINE TRANSPORTATION -- 1.4%
  Carnival, Cl A                       183,700       4,409
                                                ----------
MEASURING DEVICES -- 0.7%
  Purus*                                35,000          18
  Wheelabrator Technologies            146,600       2,180
                                                ----------
                                                     2,198
                                                ----------
MEDICAL PRODUCTS & SERVICES -- 2.7%
  Columbia HCA Healthcare              136,320       6,628
  Tenet Healthcare*                     99,200       1,724
                                                ----------
                                                     8,352
                                                ----------
MISCELLANEOUS BUSINESS SERVICES -- 2.8%
  Automatic Data Processing             26,900       1,833

--------------------------------------------------------------------------------




STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

CAPITAL APPRECIATION PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Microsoft*                            35,800   $    3,239
  Novell*                               49,800          909
  Oracle*                               69,800        2,679
                                                 ----------
                                                      8,660
                                                 ----------
PAPER & PAPER PRODUCTS -- 0.6%
  International Paper                   12,200          512
  Willamette Industries                 19,900        1,329
                                                 ----------
                                                      1,841
                                                 ----------
PETROLEUM & FUEL PRODUCTS -- 0.7%
  Schlumberger                          20,000        1,305
  Union Texas Petroleum Holdings        54,500          995
                                                 ----------
                                                      2,300
                                                 ----------
PETROLEUM REFINING -- 5.1%
  Amoco                                 68,400        4,386
  Atlantic Richfield                    16,800        1,804
  Chevron                               34,300        1,668
  Mobil                                 32,200        3,208
  Texaco                                45,000        2,908
  Unocal                                62,900        1,793
                                                 ----------
                                                     15,767
                                                 ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.6%
  Eastman Kodak                         73,400        4,349
  Xerox                                 28,500        3,830
                                                 ----------
                                                      8,179
                                                 ----------
PRINTING & PUBLISHING -- 0.8%
  American Greetings                    85,500        2,608
                                                 ----------
RAILROADS -- 0.7%
  Burlington Northern*                   5,100          370
  Union Pacific                         29,300        1,941
                                                 ----------
                                                      2,311
                                                 ----------
RETAIL -- 8.6%
  Albertson's                           38,000        1,297
  American Stores                       45,700        1,297
  Federated Department Stores*         195,300        5,542
  Home Depot                           175,200        6,983
  Limited                               24,200          460
  McDonald's                           121,900        4,663
  Office Depot*                         66,600        2,006
  Wal-Mart Stores                      154,100        3,833
  Wendy's International                 35,000          739
                                                 ----------
                                                     26,820
                                                 ----------

-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------

RUBBER & PLASTIC -- 0.1%
  Goodyear Tire & Rubber                 5,400   $      213
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.9%
  AMP                                  125,200        4,820
  Intel                                 69,000        4,149
                                                 ----------
                                                      8,969
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 1.8%
  AT&T                                  85,278        5,607
  Worldcom*                              5,000          161
                                                 ----------
                                                      5,768
                                                 ----------
WHOLESALE -- 0.7%
  Sysco                                 79,800        2,175
                                                 ----------
Total Common Stocks
  (Cost $259,536,000)                               291,350
                                                 ----------
CONVERTIBLE PREFERRED STOCKS -- 2.1%
INSURANCE -- 0.4%
  Merrill Lynch
    Convertible to .8333 shares
    common stock                        20,000        1,095
                                                 ----------
PAPER & PAPER PRODUCTS -- 0.9%
  International Paper
    Convertible to .4630 shares
    common stock                        60,000        2,835
                                                 ----------
PETROLEUM REFINING -- 0.5%
  Unocal
    Convertible to 1.626 shares
    common stock (A)                    30,000        1,586
                                                 ----------
PRINTING & PUBLISHING -- 0.3%
  Time Warner
    Convertible to 1 share of
    Hasbro Inc                          30,000          975
                                                 ----------
Total Convertible Preferred Stocks
  (Cost $6,388,000)                                   6,491
                                                 ----------
CONVERTIBLE BONDS -- 0.3%
  National Semiconductor
    Convertible to 23.375 shares
    common stock
    6.500%, 10/01/02 (A)             $   1,000        1,000
                                                 ----------
Total Convertible Bonds
  (Cost $1,000,000)                                   1,000
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
  Lehman Brothers
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $13,389,000 (collateralized by
    FHLMC obligations, par value
    $13,630,000, 6.82%, 09/12/05,
    market value of collateral:
    $13,653,000)                     $  13,382   $   13,382
                                                 ----------
Total Repurchase Agreement (Cost
  $13,382,000)                                       13,382
                                                 ----------
Total Investments -- 100.2%
  (Cost $280,306,000)                               312,223
                                                 ----------
OTHER ASSETS AND LIABILITIES -- (0.2%)
  Other Assets and Liabilities, Net                    (530)
                                                 ----------
NET ASSETS -- 100.0%                             $  311,693
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    18,614,401 outstanding shares
    of beneficial interest                       $  253,193
  Portfolio shares of Class D
    (unlimited authorization --
     no par value) based on 52,529
    outstanding shares of
    beneficial interest                                 858
  Undistributed Net Investment
    Income                                              294
  Accumulated Net Realized Gain on
    Investments                                      25,431
  Net Unrealized Appreciation on
    Investments                                      31,917
                                                 ----------
Total Net Assets                                 $  311,693
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption price Per
  Share -- Class A                               $    16.70
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    16.69
                                                 ----------
                                                 ----------
Maximum Offering Price Per
  Share -- Class D (16.69 divided
  by 95%)                                        $    17.57
                                                 ----------
                                                 ----------

*Non-Income Producing Security
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transaction exempt from registration, normally to qualified institutional buyers.

FHLMC      Federal Home Loan Mortgage Corporation
ADR        American Depository Receipt
Cl         Class

EQUITY INCOME PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 98.4%
BANKS -- 11.5%
  Banc One                             101,700  $    3,712
  BankAmerica                           56,700       3,395
  Fleet Financial Group                 90,600       3,420
  Great Western Financial               83,400       1,981
  H F Ahmanson                          47,800       1,213
  J P Morgan                            93,700       7,249
  National City                         82,200       2,538
  US Bancorp Oregon                     94,500       2,670
  Wachovia                              65,200       2,812
                                                ----------
                                                    28,990
                                                ----------
CHEMICALS -- 8.1%
  B F Goodrich                         116,600       7,681
  Dow Chemical                          30,500       2,272
  E I du Pont de Nemours                23,600       1,623
  Eli Lilly                             23,700       2,130
  Monsanto                              28,250       2,846
  Witco                                116,100       4,078
                                                ----------
                                                    20,630
                                                ----------
CONCRETE & MINERAL PRODUCTS -- 1.7%
  Minnesota Mining & Manufacturing      75,900       4,288
                                                ----------
DRUGS -- 7.9%
  American Home Products                71,160       6,040
  Baxter International                  38,800       1,596
  Bristol Myers Squibb                 103,300       7,527
  Merck                                 63,800       3,573
  Schering Plough                       23,400       1,205
                                                ----------
                                                    19,941
                                                ----------
ELECTRICAL SERVICES -- 10.2%
  Baltimore Gas & Electric             122,850       3,179
  Dominion Resources of Virginia        65,470       2,463
  Florida Progress                      72,300       2,341
  PacifiCorp                           150,400       2,858
  Public Service Enterprise Group      136,100       4,049
  Teco Energy                          118,100       2,761
  Texas Utilities                      134,900       4,703
  Wisconsin Energy                     125,400       3,543
                                                ----------
                                                    25,897
                                                ----------
FINANCIAL SERVICES -- 1.9%
  Beneficial                            38,600       2,017
  FNMA                                  26,300       2,722
                                                ----------
                                                     4,739
                                                ----------
FOOD, BEVERAGE & TOBACCO -- 9.2%
  American Brands                      120,600       5,095
  Anheuser Busch                        37,700       2,352
  General Mills                         39,700       2,213
  H J Heinz                             53,200       2,434

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

EQUITY INCOME PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Philip Morris                         93,000   $    7,766
  UST                                  117,100        3,352
                                                 ----------
                                                     23,212
                                                 ----------
GAS/NATURAL GAS -- 2.3%
  Consolidated Natural Gas             114,900        4,639
  Nicor                                 43,700        1,191
                                                 ----------
                                                      5,830
                                                 ----------
HOUSEHOLD PRODUCTS -- 2.0%
  Clorox                                36,300        2,591
  National Service Industries           86,700        2,536
                                                 ----------
                                                      5,127
                                                 ----------
INSURANCE -- 8.9%
  American General                     154,400        5,771
  Jefferson Pilot                       30,000        1,928
  Lincoln National                      74,334        3,503
  Marsh & McLennan                      43,100        3,787
  Safeco                                38,800        2,546
  Saint Paul                            87,100        5,084
                                                 ----------
                                                     22,619
                                                 ----------
MACHINERY -- 1.3%
  Dresser Industries                    51,300        1,225
  General Electric                      31,600        2,014
                                                 ----------
                                                      3,239
                                                 ----------
PAPER & PAPER PRODUCTS -- 2.0%
  Kimberly Clark                        21,400        1,436
  Weyerhaeuser                          77,000        3,514
                                                 ----------
                                                      4,950
                                                 ----------
PETROLEUM REFINING -- 9.4%
  Amoco                                104,200        6,682
  Atlantic Richfield                    38,100        4,091
  Chevron                               93,100        4,527
  Exxon                                 52,700        3,808
  Texaco                                72,700        4,698
                                                 ----------
                                                     23,806
                                                 ----------
PRINTING & PUBLISHING -- 0.7%
  McGraw Hill                           21,000        1,717
                                                 ----------
PROFESSIONAL SERVICES -- 2.5%
  Dun & Bradstreet                     108,300        6,268
                                                 ----------
RAILROADS -- 0.5%
  Union Pacific                         20,300        1,345
                                                 ----------
RETAIL -- 4.7%
  J C Penney                           142,100        7,053
  Kmart                                104,300        1,512


-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  May Department Stores                 58,500   $    2,559
  Melville                              20,700          714
                                                 ----------
                                                     11,838
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.9%
  Thomas & Betts                        35,300        2,281
                                                 ----------
SPECIALTY MACHINERY -- 0.4%
  Cooper Industries                     29,700        1,047
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 12.3%
  Ameritech                             49,300        2,570
  Bell Atlantic                         92,700        5,689
  BellSouth                             55,100        4,029
  GTE                                  209,100        8,207
  NYNEX                                100,000        4,775
  US West                              125,566        5,917
                                                 ----------
                                                     31,187
                                                 ----------
Total Common Stocks
  (Cost $210,067,000)                               248,951
                                                 ----------
REPURCHASE AGREEMENT -- 1.8%
  J P Morgan
    6.40%, dated 09/29/95, matures
    10/02/95, repurchase price
    $4,498,000 (collateralized by
    FHLB note, par value
    $1,000,000, 4.51%, 03/01/96,
    and FHLMC ARM, par value
    $7,927,000, 6.429%, 10/01/20,
    market value of collateral:
    $4,585,000)                      $   4,495        4,495
                                                 ----------
Total Repurchase Agreement
  (Cost $4,495,000)                                   4,495
                                                 ----------
Total Investments -- 100.2%
  (Cost $214,562,000)                               253,446
                                                 ----------

OTHER ASSETS AND LIABILITIES -- (0.2%)
  Other Assets and Liabilities, Net                    (534)
                                                 ----------
NET ASSETS -- 100.0%                             $  252,912
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    15,594,632 outstanding shares
    of beneficial interest                       $  191,310
  Portfolio shares of Class D
    (unlimited authorization --
     no par value) based on
    143,543 outstanding shares of
    beneficial interest                               2,094

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                            Shares       (000)
-----------------------------------------------------------
  Undistributed Net Investment
    Income                                       $      611
  Accumulated Net Realized Gain on
    Investments                                      20,013
  Net Unrealized Appreciation on
    Investments                                      38,884
                                                 ----------
Total Net Assets                                 $  252,912
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per
  Share -- Class A                               $    16.07
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    16.05
                                                 ----------
                                                 ----------
Maximun Offering Price Per
  Share -- Class D ($16.05 divided
  by 95%)                                        $    16.89
                                                 ----------
                                                 ----------

ARM        Adjustable Rate Mortgage
FNMA       Federal National Mortgage Association
FHLMC      Federal Home Loan Mortgage Corporation
FHLB       Federal Home Loan Bank

BALANCED PORTFOLIO

COMMON STOCKS -- 58.8%
AUTOMOTIVE -- 0.5%
  General Motors                         7,000          328
  Goodyear Tire & Rubber                   700           28
                                                 ----------
                                                        356
                                                 ----------

BANKS -- 3.1%
  Bank of Boston                         4,500          214
  BankAmerica                            3,500          210
  Chemical Banking                       4,800          292
  Cullen Frost Bankers                   2,500          116
  Integra Financial                      4,000          233
  Mellon Bank                           14,500          647
  Midlantic                              6,100          331
  Shawmut National                       4,200          141
                                                 ----------
                                                      2,184
                                                 ----------
 BUILDING -- 0.6%
  American Standard*                     5,700          168
  Foster Wheeler                         7,000          248
                                                 ----------
                                                        416
                                                 ----------

CHEMICALS -- 1.8%
  Air Products & Chemicals               3,600          188
  Dow Chemical                           2,700          201
  E I du Pont de Nemours                12,300          845
                                                 ----------
                                                      1,234
                                                 ----------


-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------

CONCRETE & MINERAL PRODUCTS -- 0.3%
  Minnesota Mining & Manufacturing       3,400   $      192
                                                 ----------

DRUGS -- 4.9%
  Abbott Laboratories                    7,500          320
  American Home Products                 2,000          170
  Amgen*                                 1,400           70
  Bristol Myers Squibb                   4,400          321
  Johnson & Johnson                      6,400          474
  Merck                                 12,100          678
  Pfizer                                 6,800          363
  Pharmacia ADR*                         2,100           63
  Schering Plough                        5,600          288
  Smithkline Beecham                    13,700          693
                                                 ----------
                                                      3,440
                                                 ----------

ELECTRICAL -- 2.9%
  Emerson Electric                       8,000          572
  General Electric                      15,800        1,007
  General Signal                        15,200          445
                                                 ----------
                                                      2,024
                                                 ----------

ENERGY -- 3.6%
  Amoco                                  7,000          449
  Atlantic Richfield                     2,900          311
  Chevron                                4,600          224
  Halliburton                            4,000          167
  Mobil                                  4,500          448
  Phillips Petroleum                     2,800           91
  Schlumberger                           2,800          183
  Sonat                                  1,400           45
  Texaco                                 6,400          414
  Unocal                                 8,400          239
                                                 ----------
                                                      2,571
                                                 ----------

FINANCIAL SERVICES -- 2.2%
  Dean Witter Discover                   6,700          377
  FHLMC                                  6,700          463
  Travelers                             13,700          728
                                                 ----------
                                                      1,568
                                                 ----------

FOOD, BEVERAGE, TOBACCO &
  HOUSEHOLD -- 7.3%
  Bush Boake Allen*                      8,700          246
  Coca-Cola                              7,200          497
  Cott                                  11,200          106
  CPC International                      1,000           66
  Duracell International                 6,100          274
  Gillette                               4,700          224
  Kellogg                                5,200          376

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

BALANCED PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
  Pepsico                                4,700   $      240
  Philip Morris                         11,000          918
  Procter & Gamble                       8,300          639
  RJR Nabisco Holdings                   6,760          219
  Sara Lee                              14,900          443
  Sunbeam                               14,400          214
  Sysco                                 11,000          300
  UST                                   13,100          375
                                                 ----------
                                                      5,137
                                                 ----------

INSURANCE -- 2.6%
  American General                       7,800          292
  American International Group           6,650          565
  Chubb                                  5,900          566
  General Re                             2,500          378
                                                 ----------
                                                      1,801
                                                 ----------

LEISURE -- 2.1%
  Carnival, Cl A                        26,500          636
  Marriott International                 5,600          209
  Mattel                                10,000          294
  Walt Disney                            5,700          327
                                                 ----------
                                                      1,466
                                                 ----------
LUMBER & WOOD PRODUCTS -- 0.4%
  Georgia-Pacific                        3,500          306
                                                 ----------
MEDIA -- 3.2%
  American Greetings                     8,900          271
  Capital Cities/ABC                     4,800          565
  Liberty Media Group, Cl A*               875           23
  Tele-Communications, Cl A*            47,100          825
  Viacom, Cl B*                         11,465          570
                                                 ----------
                                                      2,254
                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 2.2%
  Columbia HCA Healthcare               17,220          837
  Health Care & Retirement*              8,400          270
  Healthsouth Rehabilitation*            7,000          179
  Tenet Healthcare*                     14,400          250
                                                 ----------
                                                      1,536
                                                 ----------

MISCELLANEOUS -- 4.9%
  Allied Signal                         14,100          622
  Boeing                                 1,700          116
  Eastman Kodak                         11,300          670
  ITT                                    4,600          570
  Textron                                2,800          191
  Tyco International                    11,200          706
  United Technologies                    6,500          574
                                                 ----------
                                                      3,449
                                                 ----------


-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
PAPER & PAPER PRODUCTS -- 0.4%
  International Paper                    2,200   $       92
  Willamette Industries                  2,800          187
                                                 ----------
                                                        279
                                                 ----------

RAILROADS -- 0.5%
  Burlington Northern Santa Fe             700           51
  Union Pacific                          4,200          278
                                                 ----------
                                                        329
                                                 ----------

RETAIL -- 4.5%
  Albertson's                            5,500          188
  American Stores                        6,700          190
  Federated Department Stores*          26,100          741
  Home Depot                            25,133        1,001
  Limited                                1,900           36
  Office Depot*                         12,000          362
  Wal-Mart                              22,400          557
  Wendy's International                  5,000          106
                                                 ----------
                                                      3,181
                                                 ----------

SERVICE -- 2.1%
  Browning Ferris                       12,500          380
  Molten Metal Technology*              14,500          469
  WMX Technologies                      21,100          601
                                                 ----------
                                                      1,450
                                                 ----------

TECHNOLOGY -- 7.5%
  AMP                                   14,700          566
  Automatic Data Processing              1,200           82
  Digital Equipment*                       300           14
  General Motors, Cl E                   8,500          387
  IBM                                    7,000          661
  Intel                                  8,400          505
  Microsoft*                             6,400          579
  Motorola                              11,884          909
  Novell*                                7,400          135
  Oracle*                                8,500          326
  Scientific Atlanta                    34,100          575
  Xerox                                  4,200          564
                                                 ----------
                                                      5,303
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 1.3%
  AT&T                                  12,400          816
  Worldcom*                              3,500          112
                                                 ----------
                                                        928
                                                 ----------
Total Common Stocks
  (Cost $37,193,000)                                 41,404
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
PREFERRED STOCKS -- 0.1%
ENTERTAINMENT -- 0.1%
  Time Warner
    Convertible to 1 share of
      Hasbro, Inc.                       3,000   $       98
                                                 ----------
Total Preferred Stocks
  (Cost $93,000)                                         98
                                                 ----------
U. S. TREASURY OBLIGATIONS -- 17.6%
  U.S. Treasury Notes
    7.250%, 11/15/96                 $   1,500        1,523
    8.500%, 07/15/97                       250          261
    8.750%, 10/15/97                       590          622
    9.000%, 05/15/98                     2,210        2,374
    8.250%, 07/15/98                     1,200        1,271
    7.000%, 04/15/99                     1,250        1,290
    6.750%, 05/31/99                     1,555        1,594
    6.875%, 03/31/00                       690          712
    7.750%, 02/15/01                     1,545        1,664
    7.875%, 08/15/01                     1,020        1,109
                                                 ----------
Total U. S. Treasury Obligations
  (Cost $12,286,000)                                 12,420
                                                 ----------
GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 9.7%
  FHLMC
    6.000%, 12/01/98                       527          523
    8.000%, 06/01/02                       671          687
    8.000%, 12/01/02                       931          950
  FNMA
    5.500%, 12/25/05                       500          490
  FNMA REMIC
    7.500%, 10/25/05                     2,000        2,027
  GNMA
    9.000%, 11/15/17                     2,041        2,158
                                                 ----------
Total Government Mortgage-
  Backed Obligations
  (Cost $6,775,000)                                   6,835
                                                 ----------

CORPORATE OBLIGATIONS -- 8.1%
  AMR
    9.500%, 07/15/98                       275          289
  Beneficial MTN
    8.375%, 12/29/99                       870          925
  General Motors Acceptance
    7.125%, 05/15/03                     1,200        1,211
  International Lease MTN
    7.300%, 09/21/98                       675          691
  KeyCorp
    8.100%, 12/20/96                       700          717
  Salomon Brothers MTN
    5.650%, 02/10/98                       530          513


-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------

  Sears Roebuck
    9.250%, 08/01/97                 $     400   $      421
  Smith Barney
    6.875%, 06/15/05                       920          909
                                                 ----------
Total Corporate Obligations
  (Cost $5,635,000)                                   5,676
                                                 ----------
CONVERTIBLE BONDS -- 0.6%
  National Semiconductor
    Convertible to 23.375 shares
    of common stock
    6.500%, 10/01/02 (A)                   400          400
                                                 ----------
Total Convertible Bonds
  (Cost $400,000)                                       400
                                                 ----------
ASSET BACKED SECURITIES -- 0.4%
  Merrill Lynch
    5.125%, 07/15/98                        29           29
  Navistar Financial
    5.930%, 10/15/99                       282          281
                                                 ----------
Total Asset Backed Securities
  (Cost $311,000)                                       310
                                                 ----------
REPURCHASE AGREEMENT -- 4.4%
  Lehman Brothers
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $3,130,000 (collateralized by
    FHLB Note, 6.275%, 09/12/05,
    market value of collateral:
    $3,195,000)                          3,128        3,128
                                                 ----------
Total Repurchase Agreement
  (Cost $3,128,000)                                   3,128
                                                 ----------
Total Investments -- 99.7%
  (Cost $65,821,000)                                 70,271
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 0.3%
  Other Assets and Liabilities, Net                     193
                                                 ----------
NET ASSETS -- 100.0%                             $   70,464
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    5,523,981 outstanding shares
    of beneficial interest                       $   64,565
  Undistributed Net Investment
    Income                                              176
  Accumulated Net Realized Gain on
    Investments                                       1,273
  Net Unrealized Appreciation on
    Investments                                       4,450
                                                 ----------
Total Net Assets                                 $   70,464
                                                 ----------
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

BALANCED PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                            Shares      (000)
-----------------------------------------------------------
Net Asset Value, Offering and
  Redemption Price Per
  Share -- Class A                               $    12.76
                                                 ----------
                                                 ----------

* Non-income producing security
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

ADR        American Depository Receipt
Cl         Class
FHLMC      Federal Home Loan Mortgage Corporation
FHLB       Federal Home Loan Bank
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit

CAPITAL GROWTH PORTFOLIO

COMMON STOCKS -- 85.2%
AEROSPACE & DEFENSE -- 1.7%
  Gencorp                               22,800          242
  Litton Industries*                    23,500        1,023
  Loral                                 11,000          627
                                                 ----------
                                                      1,892
                                                 ----------
 AIR TRANSPORTATION -- 0.2%
  Atlantic Southeast Airlines            8,600          201
                                                 ----------

AIRCRAFT -- 0.6%
  OEA                                   11,000          360
  Sundstrand                             5,000          324
                                                 ----------
                                                        684
                                                 ----------

APPAREL/TEXTILES -- 0.8%
  Cintas                                11,500          506
  Shaw Industries                       29,300          432
                                                 ----------
                                                        938
                                                 ----------
AUTOMOTIVE -- 0.4%
  Dana                                   9,400          271
  Magna International                    3,500          158
                                                 ----------
                                                        429
                                                 ----------

BANKS -- 8.9%
  Comerica                              19,000          691
  Crestar Financial                     17,300          967
  First Bank System                     33,200        1,598
  First Security                        28,000          879
  Firstar                               63,400        2,354
  Keycorp                               11,380          390
  Marshall & Ilsley                     15,000          377

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------

  Meridian Bancorp                       9,000   $      344
  Midlantic                              9,700          526
  Regions Financial                     19,500          792
  Southtrust                            23,900          600
  UJB Financial                         12,000          384
                                                 ----------
                                                      9,902
                                                 ----------

BROADCASTING, NEWSPAPERS &
  ADVERTISING -- 1.0%
  Chris-Craft*                          11,000          478
  Omnicom Group                          5,000          326
  United International Holdings*        17,000          315
                                                 ----------
                                                      1,119
                                                 ----------

BUILDING & CONSTRUCTION -- 0.9%
  Foster Wheeler                        29,800        1,054
                                                 ----------

CHEMICALS -- 5.2%
  A. Schulman                           38,375          959
  Dexter                                14,700          375
  Georgia Gulf                          11,000          380
  Lubrizol                              26,600          868
  Nalco Chemical                        25,000          853
  Olin                                   6,400          440
  Praxair                               23,000          615
  Witco                                 36,900        1,296
                                                 ----------
                                                      5,786
                                                 ----------

COMMUNICATIONS EQUIPMENT -- 0.7%
  ADC Telecommunications*                8,900          404
  DSC Communications*                    6,000          356
                                                 ----------
                                                        760
                                                 ----------

COMPUTERS & SERVICES -- 8.9%
  Adobe Systems                         24,800        1,283
  Autodesk                              11,300          494
  Bay Networks*                         14,000          747
  Cabletron Systems*                     9,500          626
  Cadence Design Systems*                5,000          196
  Diebold                               10,000          464
  EMC*                                  44,500          807
  General Motors, Cl E                  37,900        1,726
  Informix*                             23,400          761
  Mentor Graphics*                      22,000          451
  Parametric Technology*                 9,600          590
  Quantum*                              13,800          302
  Seagate Technology*                   16,500          695
  Sequent Computer Systems*              6,000          119
  Silicon Graphics*                     11,800          406
  Symantec*                              9,000          270
                                                 ----------
                                                      9,937
                                                 ----------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                            Shares      (000)
-----------------------------------------------------------

CONCRETE & MINERAL PRODUCTS -- 0.3%
  Ferro                                 11,600   $      289
                                                 ----------

DRUGS -- 1.8%
  Forest Labs*                           7,400          329
  Genzyme-General Division*              6,000          348
  IVAX                                   5,000          151
  Mylan Laboratories                    27,750          554
  R P Scherer*                           4,000          174
  Teva Pharmaceutical ADR               12,000          434
                                                 ----------
                                                      1,990
                                                 ----------

ELECTRICAL SERVICES -- 3.7%
  Illinova                              42,000        1,139
  Montana Power                         36,900          853
  Northeast Utilities                   61,400        1,497
  Pinnacle West Capital                 25,000          656
                                                 ----------
                                                      4,145
                                                 ----------
ENTERTAINMENT -- 1.2%
  Circus Circus Enterprises*            22,000          616
  Mirage Resorts*                       22,900          753
                                                 ----------
                                                      1,369
                                                 ----------

ENVIRONMENTAL SERVICES -- 0.3%
  Laidlaw, Cl B                         34,000          298
                                                 ----------
FINANCIAL SERVICES -- 2.5%
  A G Edwards                           20,975          558
  First Financial Management            11,000        1,074
  Morgan Stanley                        10,000          961
  WFS Financial*                         9,000          205
                                                 ----------
                                                      2,798
                                                 ----------

FOOD, BEVERAGE, TOBACCO &
  HOUSEHOLD -- 1.2%
  IBP                                    9,000          480
  McCormick                             17,000          406
  Tyson Foods                           17,000          457
                                                 ----------
                                                      1,343
                                                 ----------

GAS/NATURAL GAS -- 0.9%
  National Fuel Gas                     10,800          311
  Questar                               21,000          674
                                                 ----------
                                                        985
                                                 ----------

HOUSEHOLD PRODUCTS -- 0.6%
  Dial                                  13,000          322
  Sunbeam                               25,100          373
                                                 ----------
                                                        695
                                                 ----------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------

INSURANCE -- 5.3%
  AFLAC                                 17,100   $      710
  AON                                   37,500        1,531
  Equifax                               19,000          796
  Kemper                                10,000          483
  Pacificare Health Systems*             6,500          442
  Progressive                            5,500          246
  Reliastar Financial                    4,500          183
  TIG Holdings                          11,000          296
  Transatlantic Holdings                 9,500          639
  Value Health*                         20,500          543
                                                 ----------
                                                      5,869
                                                 ----------

MACHINERY -- 3.9%
  Cincinnati Milacron                    9,000          284
  Fisher Scientific                     73,300        2,372
  General Signal                         9,000          263
  Goulds Pumps                          15,000          345
  Kennametal                             8,600          312
  Stewart & Stevenson Services          10,000          323
  Trinity Industries                    13,000          403
                                                 ----------
                                                      4,302
                                                 ----------

MARINE TRANSPORTATION -- 0.8%
  Carnival, Cl A                        38,000          912
                                                 ----------

MEASURING DEVICES -- 1.2%
  Johnson Controls                      12,100          765
  Teradyne*                             15,000          540
                                                 ----------
                                                      1,305
                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 2.4%
  Biogen*                               10,000          600
  C R Bard                               6,000          183
  Chiron*                                4,000          362
  Healthsouth Rehabilitation*           17,000          434
  Stryker                               13,500          629
  Varian Associates                      8,100          429
                                                 ----------
                                                      2,637
                                                 ----------


METALS & MININGS -- 0.9%
  Potash of Saskatchewan                16,000          996
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 2.9%
  CUC International*                    45,075        1,572
  Kelly Services                         8,000          214
  Olsten                                 6,000          233
  Reynolds & Reynolds, Cl A             22,200          763
  Sensormatic Electronics               17,200          396
                                                 ----------
                                                      3,178
                                                 ----------

--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

CAPITAL GROWTH PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES -- 0.7%
  Service International                 19,850   $      777
                                                 ----------
MISCELLANEOUS MANUFACTURING -- 0.3%
  International Game Technology         23,300          312
                                                 ----------
PAPER & PAPER PRODUCTS -- 0.5%
  Willamette Industries                  8,100          541
                                                 ----------
PETROLEUM & FUEL PRODUCTS -- 3.2%
  Anadarko Petroleum                    22,100        1,047
  Apache                                37,800          992
  BJ Services*                          10,000          253
  Mapco                                 14,300          736
  Noble Affiliates                      18,000          475
                                                 ----------
                                                      3,503
                                                 ----------

PETROLEUM REFINING -- 0.6%
  Murphy Oil                             9,500          380
  Valero Energy                         13,000          312
                                                 ----------
                                                        692
                                                 ----------
PRECIOUS METALS -- 0.3%
  Barrick Gold                          13,500          349
                                                 ----------
PRINTING & PUBLISHING -- 1.9%
  A H Belo                              20,000          688
  American Greetings                    41,000        1,250
  Houghton Miflin                        4,900          228
                                                 ----------
                                                      2,166
                                                 ----------
RAILROADS -- 0.6%
  Illinois Central                      12,600          493
  Southern Pacific Rail*                 7,475          181
                                                 ----------
                                                        674
                                                 ----------

RETAIL -- 5.8%
  Barnes & Noble*                       19,000          727
  Brinker International*                21,200          315
  Federated Department Stores*          20,000          568
  Fred Meyer*                           25,000          613
  Hannaford Brothers                    14,000          376
  Hollywood Entertainment*              22,400          480
  Kohl's*                                6,000          311
  Micro Warehouse*                       6,600          302
  Office Depot*                         49,500        1,491
  Outback Steakhouse*                   15,000          461
  Staples*                               7,000          198
  Wendy's International                 28,700          606
                                                 ----------
                                                      6,448
                                                 ----------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------


RUBBER & PLASTIC -- 1.6%
  M A Hanna                             23,950   $      632
  Sonoco Products                       40,350        1,119
                                                 ----------
                                                      1,751
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.7%
  American Power Conversion*            15,900          195
  Analog Devices*                       25,750          892
  Atmel*                                21,600          729
  Linear Technology                     15,600          647
  LSI Logic*                            20,800        1,201
  Molex                                 11,094          402
                                                 ----------
                                                      4,066
                                                 ----------

SPECIALTY MACHINERY -- 0.5%
  York International                    13,200          556
                                                 ----------

STEEL & STEEL WORKS -- 2.2%
  Allegheny Ludlum                      42,000          856
  Alumax                                 3,000          101
  Molten Metal Technology*              27,000          874
  Nucor                                 12,900          577
                                                 ----------
                                                      2,408
                                                 ----------

TELEPHONES &
  TELECOMMUNICATION -- 3.0%
  Alltel                                12,800          382
  Frontier                              18,000          479
  Southern New England                   8,800          311
  Telephone & Data Systems              12,400          521
  Worldcom*                             50,500        1,623
                                                 ----------
                                                      3,316
                                                 ----------
WHOLESALE -- 1.3%
  Avnet                                  7,600          392
  Checkfree*                             7,000          140
  Cordis*                               10,800          916
                                                 ----------
                                                      1,448
                                                 ----------
Total Common Stocks
  (Cost $79,518,000)                                 94,820
                                                 ----------

PREFERRED STOCKS -- 0.0%
FINANCIAL SERVICES -- 0.0%
  Everen Capital*                          320            7
                                                 ----------
Total Preferred Stocks
  (Cost $7,000)                                           7
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
REPURCHASE AGREEMENT -- 14.5%
  Lehman
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $16,133,000 (collateralized by
    FHLB Note, par value
    $16,420,000, 6.275%, 09/12/05,
    market value of collateral:
    $16,447,000)                     $  16,124   $   16,124
                                                 ----------
Total Repurchase Agreement
  (Cost $16,124,000)                                 16,124
                                                 ----------
Total Investments -99.7%
  (Cost $95,649,000)                                110,951
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 0.3%
  Other Assets and Liabilities, Net                     321
                                                 ----------
NET ASSETS -- 100.0%                             $  111,272
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares
    (unlimited authorization -- no
    par value) based on 9,209,824
    outstanding shares of
    beneficial interest                          $   85,302
  Undistributed Net Investment
    Income                                              161
  Accumulated Net Realized Gain on
    Investments                                      10,507
  Net Unrealized Appreciation on
    Investments                                      15,302
                                                 ----------
Total Net Assets                                 $  111,272
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share                     $    12.08
                                                 ----------
                                                 ----------

* Non-income producing security

Cl         Class
FHLB       Federal Home Loan Bank
ADR        American Depository Receipt

CORE FIXED INCOME PORTFOLIO

U. S. TREASURY OBLIGATIONS -- 29.8%
  U.S. Treasury Bill
    5.390%, 01/18/96 (B)             $   1,300        1,279
  U.S. Treasury Bonds
    12.000%, 08/15/13                   15,940       23,512
    6.250%, 08/15/23                    43,030       40,935
  U.S. Treasury Notes
    7.500%, 01/31/97                     8,100        8,274
    5.625%, 08/31/97                    10,000        9,961
    7.875%, 01/15/98                     2,000        2,084
    5.625%, 01/31/98                     7,000        6,961
    7.500%, 10/31/99                    15,280       16,088
    7.500%, 02/15/05                    11,930       12,993
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  U.S. Treasury STRIPS
    05/15/17 (B)                     $  14,149   $    3,291
                                                 ----------
Total U. S. Treasury Obligations
  (Cost $120,064,000)                               125,378
                                                 ----------

CORPORATE OBLIGATIONS -- 24.6%
  Associates of North America
    10.750%, 11/01/95                    2,000        2,007
  Banque Paribas
    6.875%, 03/01/09                     7,100        6,798
  Commonwealth Edison
    6.400%, 10/15/05                     5,000        4,700
  Equitable
    9.000%, 12/15/04                     4,700        5,299
  Ford Motor Credit
    8.375%, 01/15/00                     1,000        1,066
  Ford Motor Credit MTN
    (Quarterly Reset = 3 Month
    LIBOR + 0.40%)
    6.338%, 05/26/98 (C)                 6,050        6,068
  Joseph Seagram & Sons
    9.650%, 08/15/18                     7,000        8,565
  Lehman Brothers Holdings
    5.500%, 06/15/96                     5,000        4,966
  Loews
    7.625%, 06/01/23                     6,000        5,880
  Long Island Lighting
    8.625%, 04/15/04                     1,750        1,875
    9.625%, 07/01/24                     2,460        2,485
  News America Holdings
    7.750%, 01/20/24                     4,800        4,734
    8.450%, 08/01/34                     2,300        2,527
  Niagara Mohawk Power
    9.750%, 11/01/05                     3,680        4,283
  Paine Webber Group
    7.625%, 02/15/14                     8,000        7,810
  RJR Nabisco
    8.750%, 08/15/05                     1,300        1,321
    8.750%, 07/15/07                     2,960        2,975
    7.550%, 06/15/15                     2,700        2,660
  Tele-Communications
    9.250%, 01/15/23                     4,000        4,195
  Time Warner
    9.125%, 01/15/13                     2,100        2,271
    9.150%, 02/01/23                       600          653
  Time Warner Entertainment
    8.375%, 03/15/23                     2,180        2,226
    8.375%, 07/15/33                     3,000        3,049
  United Airlines
    11.210%, 05/01/14                    6,300        7,867
  Wal-Mart Stores
    8.000%, 05/01/96                     2,500        2,528

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

CORE FIXED INCOME PORTFOLIO

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Walt Disney
    (Semi-annual coupon through
    03/01/97; future coupons based
    on revenues from a portfolio
    of live action films)
    2.000%, 03/01/00 (A)             $   4,200   $    4,326
                                                 ----------
Total Corporate Obligations
  (Cost $96,865,000)                                103,134
                                                 ----------

GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 15.3%
  FHLMC
    9.000%, 12/01/05                       455          477
    7.500%, 11/01/07                     2,475        2,520
  FHLMC CMO Ser 11-C
    9.500%, 04/15/19                       407          418
  FHLMC REMIC
    7.000%, 11/15/19                       130          131
  FHLMC REMIC Ser 1717-OA
    (Monthly Reset = 2.166 x 10
    year treasury rate)
    7.432%, 04/15/24 (C)                 8,000        5,841
  FHLMC TBA
    7.500%, 11/01/25                    12,500       12,527
  FNMA
    8.500%, 09/01/13                       383          397
  FNMA REMIC IO
    Ser G-23 (Monthly Reset =
    -69.3846 X 1 Month LIBOR +
    111,362.404 BP)
    705.60%, 06/25/21 (C) (D)               20          326
  GNMA
    7.500%, 09/15/06                     3,029        3,060
    7.500%, 04/15/07                        72           73
    7.500%, 04/15/23                     6,757        6,827
    7.500%, 01/20/25                     4,860        4,988
    7.000%, 04/20/25                     4,455        4,555
    7.000%, 05/20/25                    12,925       13,215
    7.000%, 06/15/25                     8,729        8,925
                                                 ----------
Total Government Mortgage-Backed
  Obligations
  (Cost $62,674,000)                                 64,280
                                                 ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.2%
  FHLB
    5.100%, 07/08/96                     5,000        4,979
  Government Trust Certificates
    Zero Coupon, 05/15/03                5,000        3,064
  Resolution Funding
    8.625%, 01/15/30                     1,660        2,043
  RFCO Strips
    Zero Coupon, 01/15/17                2,539          588

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
    Zero Coupon, 04/15/17            $   1,913   $      436
    Zero Coupon, 10/15/19                5,730        1,104
    Zero Coupon, 10/15/20                7,300        1,313
                                                 ----------
Total U.S. Government Agency
  Obligations
  (Cost $12,920,000)                                 13,527
                                                 ----------

ASSET BACKED SECURITIES -- 8.9%
  Champion 95-2 A2
    7.340%, 10/25/26 (A)                 6,171        6,191
  Fund America Investors REMIC ARM
    Ser 1993-A
    7.714%, 06/25/23 (C)                 8,728        8,728
  PSSF Pool 1995-1A REMIC
    (Monthly Reset = 1 x 1 Month
    LIBOR + 61 BP)
    6.610%, 04/25/26 (C)                13,827       13,904
  SASCO
    6.600%, 10/25/24 (E)                 8,000        7,580
  Signet Credit Card CMO
    9.000%, 06/15/97                       958          960
  SPNB Home Equity Loan
    7.850%, 05/15/98                       157          159
                                                 ----------
Total Asset Backed Securities
  (Cost $37,230,000)                                 37,522
                                                 ----------
MORTGAGE-BACKED OBLIGATIONS -- 4.9%
  RTC ARM
    6.180%, 05/25/21 (C)                12,232       11,696
    8.078%, 09/25/29 (C)                 6,222        6,265
  RTC ARM
    (Monthly Reset = 1 x D11COF +
    171 BP)
    6.854%, 06/25/21 (C)                 2,420        2,357
                                                 ----------
Total Mortgage-Backed Obligations
  (Cost $20,316,000)                                 20,318
                                                 ----------

REPURCHASE AGREEMENT -- 15.5%
  J P Morgan
    6.40%, dated 09/29/95, matures
    10/02/95, repurchase price
    $65,222,000 (collateralized by
    various FHLMC obligations,
    total par value 67,767,000,
    6.429%-9.00%,
    10/01/20-09/01/25, and various
    FNMA obligations, total par
    value $154,258,000,
    0.00%-7.00%,
    05/25/00-12/25/22, market
    value of collateral:
    $66,491,000)                        65,187       65,187
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
 Total Repurchase Agreement
  (Cost $65,187,000)                             $   65,187
                                                 ----------
Total Investments -102.2%
  (Cost $415,256,000)                               429,346
                                                 ----------
OTHER ASSETS AND LIABILITIES -- (2.2%)
  Other Assets and Liabilities, Net                  (9,178)
                                                 ----------
NET ASSETS -- 100.0%                             $  420,168
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 40,134,798
    outstanding shares of
    beneficial interest                          $  405,165
  Portfolio shares of Class D
    (unlimited authorization -- no
    par value) based on 20,021
    outstanding shares of
    beneficial interest                                 198
  Undistributed Net Investment
    Income                                            2,162
  Accumulated Net Realized Loss on
    Investments                                      (1,302)
  Net Unrealized Depreciation on
    Futures Contracts                                  (145)
  Net Realized Appreciation on
    Investments                                      14,090
                                                 ----------
Total Net Assets                                 $  420,168
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per
  Share -- Class A                               $    10.46
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    10.44
                                                 ----------
                                                 ----------
Maximum Offering Price Per
  Share -- Class D ($10.44 divided
  by 95.5%)                                      $    10.93
                                                 ----------
                                                 ----------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transaction exempt from registration, normally to qualified from registration, normally to qualified institutional buyers.
(B) Securities have been pledged as collateral on open futures contracts.
(C) The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1995.
(D) Inverse Floater
(E) Structured Note

ARM        Adjustable Rate Mortgage
CMO        Collateralized Mortgage Obligation
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
IO         Interest Only
LIBOR      London Inter Bank Offering Rate
MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit
RFCO       Resolution Trust Funding Corporation
RTC        Resolution Trust Corporation
SER        Series Separately Traded Registered Interest and Principal
STRIPS     Securities
TBA        To Be Announced
DIICOF     District 11 Cost of Funds
BP         Basis Points

BOND PORTFOLIO

-----------------------------------------------------------
                                        Face       Market
                                       Amount       Value
Description                             (000)       (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.0%
  U.S. Treasury Bonds
    7.500%, 11/15/16                  $  22,600   $  24,800
    7.125%, 02/15/23                      2,300       2,438
  U.S. Treasury Notes
    4.250%, 11/30/95                      3,750       3,742
    6.500%, 09/30/96                      4,125       4,156
    6.875%, 10/31/96                      4,125       4,172
    7.250%, 11/30/96                      4,100       4,165
    6.875%, 02/28/97                      5,600       5,680
    6.500%, 04/30/97                      4,100       4,141
                                                  ---------
Total U.S. Treasury Obligations
  (Cost $49,986,000)                                 53,294
                                                  ---------
REPURCHASE AGREEMENT -- 0.4%
  J P Morgan
    6.35%, dated 09/29/95, matures
    10/02/95, repurchase price
    $223,000 (collateralized by
    FFCB obligation, par value
    $230,000, 5.65%, 11/20/95,
    market value of collateral:
    $228,000)                               223         223
                                                  ---------
Total Repurchase Agreement
  (Cost $223,000)                                       223
                                                  ---------
Total Investments -- 98.4%
  (Cost $50,209,000)                                 53,517
                                                  ---------
OTHER ASSETS AND LIABILITIES -- 1.6%
  Other Assets and Liabilities, Net                     890
                                                  ---------
NET ASSETS -- 100.0%                              $  54,407
                                                  ---------
                                                  ---------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --  no
    par value) based on 4,998,284
    outstanding shares of
    beneficial interest                           $  57,390
  Portfolio shares of Class D
    (unlimited authorization --  no
    par value) based on 11,113
    outstanding shares of
    beneficial interest                                 124
  Undistributed Net Investment
    Income                                              279
  Accumulated Net Realized Loss on
    Investments                                      (6,694)
  Net Unrealized Appreciation on
    Investments                                       3,308
                                                 ----------
Total Net Assets                                 $   54,407
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    10.86
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    10.84
                                                 ----------
                                                 ----------
Maximum Offering Price Per
  Share -- Class D (10.84 divided
    by 95.5%)                                    $    11.35
                                                 ----------
                                                 ----------

FFCB         Federal Farm Credit Bank


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

HIGH YIELD BOND PORTFOLIO

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
CORPORATE OBLIGATIONS -- 89.3%
  Abbey Healthcare
    9.500%, 11/01/02                 $      65   $       68
  Adelphia Communications
    12.500%, 05/15/02                      100          100
  AK Steel
    10.750%, 04/01/04                      100          107
  Allied Waste Industries
    12.000%, 02/01/04                       50           53
  American Restaurant Group
    12.000%, 09/15/98                      100           74
  American Rice
    13.000%, 07/31/02                      200          188
  American Safety Razor
    9.875%, 08/01/05 (A)                   250          250
  American Standard
    11.375%, 05/15/04                       20           22
    Zero Coupon, 06/01/05 (B)              250          203
  Amerigas Partners LP
    10.125%, 04/15/07                      100          108
  Arcadian Partner
    10.750%, 05/01/05                      100          105
  Armco
    11.375%, 10/15/99                      100          104
  Bally's Casino Holding
    Zero Coupon, 06/15/98                  200          152
  Bally's Grand
    10.375%, 12/15/03                      100           98
  Bally's Health & Tennis
    13.000%, 01/15/03                      100           89
  Bally's Park Place Funding
    9.250%, 03/15/04                       200          195
  Bayou Steel
    10.250%, 03/01/01                      100           92
  Bell Cablemedia
    Zero Coupon, 07/15/04 (B)              300          201
  Big V Supermarkets
    11.000%, 02/15/04                       75           60
  Building Materials
    Zero Coupon, 07/01/04 (B)              200          126
  Cablevision Industries
    9.250%, 04/01/08                        50           53
  Cablevision Systems
    9.875%, 02/15/13                        50           52
  CAI Wireless System
    12.250%, 09/15/02                      250          258
  Calmar
    11.500%, 08/15/05 (A)                  200          202
  Cencall Communication
    Zero Coupon, 01/15/04 (B)              100           51
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  CF Cable Television
    11.625%, 02/15/05                $      50   $       54
  Cole National
    11.250%, 10/01/01                      100           99
  Comcast
    9.375%, 05/15/05                       150          152
    9.500%, 01/15/08                        50           51
    10.625%, 07/15/12                       50           55
  Commodore Media
    7.500%, 05/01/03 (B)                   100           90
  Container
    9.750%, 04/01/03                        50           51
  Continental Cablevision
    11.000%, 06/01/07                      100          111
    9.500%, 08/01/13                       150          156
  Coty
    10.250%, 05/01/05                      100          105
  County Seat Stores
    12.000%, 10/01/02                      100           94
  Crown Packaging Holdings
    Zero Coupon, 11/01/03 (B)              300          137
  Crown Paper
    11.000%, 09/01/05                      250          248
  Dairy Mart Convenience Stores
    10.250%, 03/15/04                      200          170
  Day International Group
    11.125%, 06/01/05 (A)                  200          207
  Doman Industries
    8.750%, 03/15/04                       250          242
  Duane Reade
    12.000%, 09/15/02                      250          225
  Exide
    10.000%, 04/15/05 (A)                  100          106
  Falcon Holding Group PIK
    11.000%, 09/15/03                      211          199
  Farm Fresh
    12.250%, 10/01/00                       50           44
  Farm Fresh, Ser A
    12.250%, 10/01/00                      200          175
  Figgie International
    9.875%, 10/01/99                       150          151
  Finlay Enterprises
    Zero Coupon, 05/01/05 (B)               50           33
  Fort Howard
    9.000%, 02/01/06                       225          209
  G-I Holdings
    Zero Coupon, 10/01/98                  300          216
  Galaxy Telecom LP
    12.375%, 10/01/05                      250          249
  Gaylord Container
    11.500%, 05/15/01                       50           52

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Gaylord Container
    Zero Coupon, 05/15/05 (B)        $     200   $      197
  General Media
    10.625%, 12/31/00                      100           84
  Genesis Health Ventures
    9.750%, 06/15/05                       100          104
  Geneva Steel
    9.500%, 01/15/04                       100           75
  GNF
    10.625%, 04/01/03                      200          174
  GPA Delaware
    8.750%, 12/15/98                       250          223
  Grancare
    9.375%, 09/15/05                       250          251
  Great Bay Property Funding
    10.875%, 01/15/04                      105           88
  Groupe Videotron
    10.625%, 02/15/05                      100          105
  Grupo Industrial Durango
    12.000%, 07/15/01                      200          183
  GS Technologies
    12.000%, 09/01/04                      100           99
  Harris Chemical
    Zero Coupon, 07/15/01 (B)               75           67
  Helicon Group
    9.000%, 11/01/03 (B)                   150          138
  Herff Jones
    11.000%, 08/15/05 (A)                  150          155
  Hills Stores
    10.250%, 09/30/03                      250          234
  Huntsman
    10.625%, 04/15/01                      250          262
  Imax
    7.000%, 03/01/01 (B)                   100           95
  Indah Kait Pulp & Paper
    11.875%, 06/15/02                      250          257
  Integrated Health Services
    9.625%, 05/31/02 (A)                   250          258
  Interlake
    12.125%, 03/01/02                      200          197
  International Cabletel
    Zero Coupon, 04/15/05 (A) (B)          150           90
  International Wire Group
    11.750%, 06/01/05 (A)                  250          253
  Ithaca Industries
    11.125%, 12/15/02                      100           96
  Jones Intercable
    9.625%, 03/15/02                       100          104
  Jordan Industries
    10.375%, 08/01/03                      250          230
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  JPS Automotive Products
    11.125%, 06/15/01                $     100   $      101
  K-III Communications
    10.625%, 05/01/02                       50           53
  Kelley Oil & Gas
    13.500%, 06/15/99                      250          240
  Kloster Cruise
    13.000%, 05/01/03                      150          108
  Laroche Industries
    13.000%, 08/15/04                      250          259
  Malette
    12.250%, 07/15/04                      100          112
  Marvel III Holdings
    9.125%, 02/15/98                       100           93
  Maxus Energy
    9.875%, 10/15/02                       250          244
  Mesa
    12.750%, 06/30/98                      250          231
  MFS Communications
    Zero Coupon, 01/15/04 (B)              350          261
  Mobile Telecommunications
    Technologies
    13.500%, 12/15/02                       50           56
  Mohegan Tribal Gaming
    13.500%, 11/15/02 (A)                  250          257
  Monarch Acquisition
    12.500%, 07/01/03 (A)                  200          203
  Nextel Communications
    Zero Coupon, 08/15/04 (B)              300          147
  NL Industries
    11.750%, 10/15/03                      100          106
  NL Industries
    Zero Coupon, 10/15/05 (B)              200          149
  NWCG Holding
    Zero Coupon, 06/15/99                  300          201
  Panamsat LP
    9.750%, 08/01/00                        50           52
  Pathmark Stores
    Zero Coupon, 11/01/03 (B)              300          195
  Peoples Telephone
    12.250%, 07/15/02 (A)                  200          206
  Petroleum Heat & Power
    12.250%, 02/01/05                       50           54
  Pioneer Americas
    13.375%, 04/01/05 (A)                  200          204
  Plantronics
    10.000%, 01/15/01                      175          178
  Portola Packaging
    10.750%, 10/01/05                      200          201
  Pricellular Wireless
    Zero Coupon, 10/01/03 (B)              350          249

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

HIGH YIELD BOND PORTFOLIO

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Rainy River Forest Products
    10.750%, 10/15/01                $     100   $      107
  Red Roof Inns
    9.625%, 12/15/03                        50           49
  Repap Wisconsin
    9.875%, 05/01/06                       100           97
  Republic Engineered Steel
    9.875%, 12/15/01                       150          140
  Resorts International
    11.000%, 09/15/03                      250          227
  Revlon Consumer Products
    9.375%, 04/01/01                       150          149
    10.500%, 02/15/03                      100          102
  Revlon Worldwide
    Zero Coupon, 03/15/98                  150          110
  Rexene
    11.750%, 12/01/04                      250          266
  Rio Hotel & Casino
    10.625%, 07/15/05 (A)                  250          242
  Rogers Cablesystem
    10.000%, 03/15/05                      100          105
  Santa Fe Energy Resource
    11.000%, 05/15/04                       50           54
  Santa Fe Hotel
    11.000%, 12/15/00                       90           72
  SCI Television
    11.000%, 06/30/05                       50           53
  Sherritt
    10.500%, 03/31/14                      150          154
  Showboat
    9.250%, 05/01/08                       100           95
  Sinclair Broadcast Group
    10.000%, 09/30/05                      200          204
  Specialty Equipment
    11.375%, 12/01/03                      250          259
  Station Casinos
    9.625%, 06/01/03                       100           95
  Stone Consolidated
    10.250%, 12/15/00                      100          105
  Stone Container
    9.875%, 02/01/01                       300          294
  Synthetic Industries
    12.750%, 12/01/02                      150          148
  Telewest Communications PLC
    9.625%, 10/01/06                       150          152
    Zero Coupon, 10/01/07 (B)              200          119
  Terra Nova Holding
    10.750%, 07/01/05                      250          263
  Tracor
    10.875%, 08/15/01                       50           52
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Transtexas Gas
    11.500%, 06/15/02                $     100   $      105
  Trump Castle Funding
    11.750%, 11/15/03                      200          153
  Trump Plaza Funding
    10.875%, 06/15/01                      250          231
  Trump Taj Mahal PIK
    11.350%, 11/15/99                      252          224
  UCC Investors
    11.000%, 05/01/03                       50           51
  United International Holding
    Zero Coupon, 11/15/99                  250          150
  Universal Health Services
    8.750%, 08/15/05                       250          244
  US Air
    10.000%, 07/01/03                      250          204
  US Leather
    10.250%, 07/31/03                      200          166
  Van De Kamps
    12.000%, 09/15/05 (A)                  250          253
  Venture Holdings Trust
    9.750%, 04/01/04                       250          218
  Viacom International
    8.000%, 07/07/06                       100           98
  Videotron Holdings PLC
    Zero Coupon, 08/15/05 (B)              200          114
  Waban
    11.000%, 05/15/04                      250          254
  WCI Steel
    10.500%, 03/01/02                      100           97
  Wright Medical Technology
    10.750%, 07/01/00                       50           50
                                                 ----------
Total Corporate Obligations
  (Cost $20,826,000)                                 21,196
                                                 ----------
UNITS -- 4.7%
  Australis Media 1 Unit = 1
    senior subordinate discount
    note + 1 warrant
    Zero Coupon, 05/15/03 (B)              300          177
  Casino America 1 Unit = 1 bond +
    1 warrant
    11.500%, 11/15/01                      200          194
  Cellular Communications 1 Unit =
    1 senior discount note + 1
    warrant
    Zero Coupon, 08/15/00                  500          275
  Health O Meter 1 Unit = 1 senior
    subordinate note + 1 warrant
    13.000%, 08/15/02                      100           91


--------------------------------------------------------------------------------

-----------------------------------------------------------
                                        Face        Market
                                       Amount       Value
Description                         (000)/Shares    (000)
-----------------------------------------------------------
  In Flight Phone 1 Unit = 1 note
    + 1 warrant
    Zero Coupon, 05/15/02 (A)(B)     $     200   $       80
  Intelcom Group 1 Unit = 10
    senior discount notes + 33
    warrants
    Zero Coupon, 09/15/05 (A)(B)           350          193
  MVE 1 Unit = 1 senior note + 1
    warrant
    12.500%, 02/15/02                      100          107
                                                 ----------
Total Units
  (Cost $1,123,000)                                   1,117
                                                 ----------
REPURCHASE AGREEMENT -- 6.3%
  Lehman Brothers
    6.35%, dated 9/29/95, matures
    10/02/95, repurchase price
    $1,491,000 (collateralized by
    U.S. Treasury Bond, total par
    value $1,370,000, 8.25%,
    05/15/05, market value of
    collateral: $1,523,000)              1,490        1,490
                                                 ----------
Total Repurchase Agreement
  (Cost $1,490,000)                                   1,490
                                                 ----------

PREFERRED STOCKS -- 0.8%
  BCP/Essex Holdings
    Convertible (A)*                     7,262          185
                                                 ----------
Total Preferred Stocks
  (Cost $184,000)                                       185
                                                 ----------

WARRANTS -- 0.1%
  Commodore Media Warrant                  100            8
  Wright Medical Technology
    Warrants                                21            3
                                                 ----------
Total Warrants
  (Cost $12,000)                                         11
                                                 ----------
Total Investments -101.2%
  (Cost $23,635,000)                                 23,999
                                                 ----------
OTHER ASSETS AND LIABILITIES -- (1.2%)
  Other Assets and Liabilities, Net                    (275)
                                                 ----------
NET ASSETS -- 100.0%                             $   23,724
                                                 ----------
                                                 ----------
-----------------------------------------------------------
                                                   Market
                                                   Value
Description                                        (000)
-----------------------------------------------------------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 2,228,527
    outstanding shares of
    beneficial interest                          $   23,089
  Undistributed Net Investment
    Income                                              190
  Accumulated Net Realized Gain on
    Investments                                          81
  Net Unrealized Appreciation on
    Investments                                         364
                                                 ----------
Total Net Assets                                 $   23,724
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    10.65
                                                 ----------
                                                 ----------

* Non-Income producing security

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(B) Step Bond -- The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1995. The initial coupon on a step bond changes on a specific date, to a predetermined higher rate.

LP         Limited Partnership
PIK        Payment In Kind
Ser        Series
PLC        Public Limited Company

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--For the year ended September 30, 1995

                                         ------------------  ------------------  ------------------  ------------------
                                             LARGE CAP           LARGE CAP           SMALL CAP           SMALL CAP
                                               VALUE               GROWTH              VALUE               GROWTH
                                         ------------------  ------------------  ------------------  ------------------
INVESTMENT INCOME:
  Dividends                                  $    6,750          $    1,978          $      295          $      534
  Interest                                          526                 563                 330                 903
                                             ----------          ----------          ----------      ------------------
  Total Investment Income                         7,276               2,541                 625               1,437
                                             ----------          ----------          ----------      ------------------

EXPENSES:
  Management fees                                   749                 444                 162               1,369
  Less management fees waived                      (112)                 --                  (6)               (102)
  Contribution from Manager                          --                  --                  --                  --
  Investment advisory fees                          645                 507                 300               1,493
  Less investment advisory
    fees waived                                      --                 (58)                 (1)                 --
  Custodian/wire agent fees                          35                  35                  10                  48
  Transfer agent fees (1)                            --                  --                  --                   1
  Professional fees                                  26                  24                   6                  39
  Registration & filing fees                         14                  10                   3                  27
  Printing expense                                   13                  18                   7                  42
  Trustee fees                                       11                  12                   2                  17
  Insurance expense                                   3                   5                   1                   4
  Pricing fees                                        7                   8                   2                  10
  Distribution fees                                 105                  49                  15                 168
  Class D Distribution fees (1)                      --                  --                  --                   1
  Amortization of deferred
    organization costs                               --                   4                   4                  16
  Miscellaneous                                      11                  20                   2                  17
                                             ----------          ----------          ----------      ------------------
  Total expenses                                  1,507               1,078                 507               3,150
                                             ----------          ----------          ----------      ------------------
NET INVESTMENT INCOME (LOSS)                      5,769               1,463                 118              (1,713)
                                             ----------          ----------          ----------      ------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) from
    security transactions                         8,764               5,973               1,807              60,571
  Net realized gain (loss) on
    futures contracts                               212                (391)                 --                  --
  Net change in unrealized
    appreciation (depreciation) on
    investments                                  39,363              33,531              10,864              43,577
                                             ----------          ----------          ----------      ------------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                 $   54,108          $   40,576          $   12,789          $  102,435
                                             ----------          ----------          ----------      ------------------
                                             ----------          ----------          ----------      ------------------

(1) Fees are incurred at the Class D level only.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

           -------------   --------------   -------------   -------------   -------------   -------------   -------------
                               CAPITAL          EQUITY                         CAPITAL        CORE FIXED
              MID-CAP       APPRECIATION        INCOME         BALANCED         GROWTH          INCOME           BOND
           -------------   --------------   -------------   -------------   -------------   -------------   -------------
                    386           8,583           13,605             690           1,608              --              --
                    150           1,948              817           1,796             667          27,121           5,997
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                    536          10,531           14,422           2,486           2,275          27,121           5,997
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------

                    268           2,254            1,500             315             573           1,632             348
                    (79)           (212)            (197)           (105)           (573)           (478)           (125)
                     --              --               --              --             (80)             --              --
                    235           1,291              883             193              --             474             127
                     --              --               --              --              --              --              --
                      7              59               47              11              16              62              11
                     --               2                2              --              --              --              --
                      9              67               45               9              16              48              12
                      9              64               35               5               9              28              11
                     15              56               33              23              16              30              21
                      4              33               20               4               7              22               5
                      1               7                6               1               2               3               2
                      2              16               11               3               7              14               3
                     39             304              204              39              --             229              51
                     --               3                3              --              --              --              --
                      2                                                5              --              --              --
                      3              30               19               4               7              23               5
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                    515           3,974            2,611             507              --           2,087             471
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                     21           6,557           11,811           1,979           2,275          25,034           5,526
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                  6,416          22,785           21,863           1,528          10,562           9,061          (6,522)
                     --              --               --              --              --             831              --
                 (3,370)         33,283           25,307           6,199          10,875          23,651          13,663
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
             $    3,067       $  62,625       $   58,981      $    9,706      $   23,712      $   58,577      $   12,667
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------

            -------------
             HIGH-YIELD
                BOND
            -------------
                     --
                  1,036
                -------
                  1,036
                -------
                     34
                    (18)
                     --
                     31
                     --
                      2
                     --
                      1
                      1
                      2
                     --
                      1
                     --
                      6
                     --
                      4
                      1
                -------
                     65
                -------
                    971
                -------
                     81
                     --
                    364
                -------
              $   1,416
                -------
                -------


STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI Institutional Managed Trust

                                              ----------------      ------------------   ------------------   -----------
                                                 LARGE CAP               LARGE CAP            SMALL CAP        SMALL CAP
                                                   VALUE                  GROWTH                VALUE           GROWTH
                                              ----------------      ------------------   ------------------   -----------
                                           10/1/94-     10/1/93-       12/20/94(1)-         12/20/94(1)-       10/1/94-
                                            9/30/95      9/30/94          9/30/95              9/30/95          9/30/95
                                          -----------  -----------  -------------------  -------------------  -----------
OPERATIONS:
 Net investment income (loss)              $   5,769    $   4,012        $   1,463            $     118        ($  1,713)
 Net realized gain (loss) from security
   transactions                                8,976       (1,397)           5,582                1,807           60,571
 Net unrealized appreciation
   (depreciation) on investments              39,363       (5,723)          33,531               10,864           43,577
                                          -----------  -----------        --------             --------       -----------
 Net increase (decrease) in net asssets
   from operations                            54,108       (3,108)          40,576               12,789          102,435
                                          -----------  -----------        --------             --------       -----------
DIVIDENDS DISTRIBUTED FROM:
 Net investment income:
   Class A                                    (5,593)      (3,906)            (860)                (146)              --
   Class D                                        --           --               --                   --               --
 Net realized gains:
   Class A                                    (1,783)      (6,458)              --                   --              (95)
   Class D                                        --           --               --                   --               --
                                          -----------  -----------        --------             --------       -----------
 Total dividends distributed                  (7,376)     (10,364)            (860)                (146)             (95)
                                          -----------  -----------        --------             --------       -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Proceeds from shares issued               244,446       93,802          283,750              105,041          325,142
   Shares issued in lieu of cash
     distributions                             4,571        4,152              633                  100               64
   Cost of shares repurchased                (97,235)    (156,461)         (26,722)             (14,809)        (417,431)
                                          -----------  -----------        --------             --------       -----------
   Increase (decrease) in net assets
     derived from Class A transactions       151,782      (58,507)         257,661               90,332          (92,225)
                                          -----------  -----------        --------             --------       -----------
 Class D:
   Proceeds from shares issued                    --           --               --                   --              471
   Shares issued in lieu of cash
     distributions                                --           --               --                   --               --
   Cost of shares repurchased                     --           --               --                   --              (29)
                                          -----------  -----------        --------             --------       -----------
   Increase (decrease) in net assets
     derived from Class D transactions            --           --               --                   --              442
                                          -----------  -----------        --------             --------       -----------
 Increase (decrease) in net assets
   derived from capital share
   transactions                              151,782      (58,507)         257,661               90,332          (91,783)
                                          -----------  -----------        --------             --------       -----------
     Net increase (decrease) in net
       assets                                198,514      (71,979)         297,377              102,975           10,557
                                          -----------  -----------        --------             --------       -----------
NET ASSETS:
 Beginning of period                         133,178      205,157               --                   --          300,467
                                          -----------  -----------        --------             --------       -----------
 End of period                             $ 331,692    $ 133,178        $ 297,377            $ 102,975        $ 311,024
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Shares issued                              21,273        8,573           25,564                9,750           21,497
   Shares issued in lieu of cash
     distributions                               407          376               56                    9                5
   Shares repurchased                         (8,608)     (14,285)          (2,287)              (1,314)         (27,282)
                                          -----------  -----------        --------             --------       -----------
     Total Class A transactions               13,072       (5,336)          23,333                8,445           (5,780)
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------
 Class D:
   Shares issued                                  --           --               --                   --               29
   Shares issued in lieu of cash
     distributions                                --           --               --                   --               --
   Shares repurchased                             --           --               --                   --               (1)
                                          -----------  -----------        --------             --------       -----------
     Total Class D transactions                   --           --               --                   --               28
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------
 Undistributed net investment income
      (loss)                               $     456     $    280          $  603               $   (28)        $   (283)
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------



                                              ----------------
                                                SMALL CAP
                                                  GROWTH
                                              ----------------

                                           10/1/93-

                                           9/30/94

                                          -----------

                                          -----------
OPERATIONS:
 Net investment income (loss)              $  (1,298)
 Net realized gain (loss) from security
   transactions                              (15,251)
 Net unrealized appreciation
   (depreciation) on investments              17,438
                                          -----------
 Net increase (decrease) in net asssets
   from operations                               889
                                          -----------
DIVIDENDS DISTRIBUTED FROM:
 Net investment income:
   Class A                                        --
   Class D                                        --
 Net realized gains:
   Class A                                    (9,736)
   Class D                                        --
                                          -----------
 Total dividends distributed                  (9,736)
                                          -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Proceeds from shares issued               339,928
   Shares issued in lieu of cash
     distributions                             6,020
   Cost of shares repurchased               (230,614)
                                          -----------
   Increase (decrease) in net assets
     derived from Class A transactions       115,334
                                          -----------
 Class D:
   Proceeds from shares issued                   164
   Shares issued in lieu of cash
     distributions                                --
   Cost of shares repurchased                     --
                                          -----------
   Increase (decrease) in net assets
     derived from Class D transactions           164
                                          -----------
 Increase (decrease) in net assets
   derived from capital share
   transactions                              115,498
                                          -----------
     Net increase (decrease) in net
       assets                                106,651
                                          -----------
NET ASSETS:
 Beginning of period                         193,816
                                          -----------
 End of period                             $ 300,467
                                          -----------
                                          -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Shares issued                              24,230
   Shares issued in lieu of cash
     distributions                               438
   Shares repurchased                        (16,493)
                                          -----------
     Total Class A transactions                8,175
                                          -----------
                                          -----------
 Class D:
   Shares issued                                  12
   Shares issued in lieu of cash
     distributions                                --
   Shares repurchased                             --
                                          -----------
     Total Class D transactions                   12
                                          -----------
                                          -----------
 Undistributed net investment income
      (loss)                               $      (3)
                                          -----------
                                          -----------






(1) Commencement of operations

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                                                         ---------
             ---------------       ---------------       ---------------       ---------------       ---------------       CORE
                                       CAPITAL                EQUITY                                     CAPITAL           FIXED
                 MID-CAP             APPRECIATION             INCOME               BALANCED               GROWTH          INCOME
             ---------------       ---------------       ---------------       ---------------       ---------------     ---------
           10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-
            9/30/95    9/30/94    9/30/95    9/30/94    9/30/95    9/30/94    9/30/95    9/30/94    9/30/95    9/30/94    9/30/95
            -------    -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
           $      21  $      30  $   6,557  $  11,708  $  11,811  $  14,351  $   1,979  $   1,045  $   2,275  $   2,538  $  25,034
               6,416     (7,299)    22,785     43,555     21,863     13,247      1,528        673     10,562     21,531      9,892
              (3,370)      (233)    33,283    (56,038)    25,307    (22,246)     6,199     (3,626)    10,875    (21,582)    23,651
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
               3,067     (7,502)    62,625       (775)    58,981      5,352      9,706     (1,908)    23,712      2,487     58,577
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  --        (52)    (7,592)   (12,431)   (12,234)   (14,001)    (1,951)      (946)    (2,254)    (2,585)   (24,852)
                  --         --        (12)       (18)       (41)       (15)        --         --         --         --         (7)
                 (28)    (1,409)   (38,179)   (46,476)   (12,863)   (13,646)      (568)      (363)   (16,475)   (28,664)       (63)
                  --         --         97         (3)       (31)        (9)        --         --         --         --         --
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                 (28)    (1,461)   (45,880)   (58,928)   (25,169)   (27,671)    (2,519)    (1,309)   (18,729)   (31,249)   (24,922)
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
              40,217     97,222    114,358    385,631    112,061    259,144     22,864     57,474         --      2,700    287,210
                  15        715     26,031     31,762     11,371     12,935      2,383      1,146     13,103     23,045     10,246
            (123,357)   (38,642)  (575,444)  (405,290)  (324,628)  (169,497)   (27,450)   (23,730)   (39,776)   (67,022)  (223,096)
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             (83,125)    59,295   (435,055)    12,103   (201,196)   102,582     (2,203)    34,890    (26,673)   (41,277)    74,360
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  30         61        530      4,809      1,342        916         --         --         --         --        151
                  --         --         31          4         61         22         --         --         --         --          3
                  --         --     (1,840)    (2,678)      (206)       (47)        --         --         --         --         --
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  30         61     (1,279)     2,135      1,197        891         --         --         --         --        154
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             (83,095)    59,356   (436,334)    14,238   (199,999)   103,473     (2,203)    34,890    (26,673)   (41,277)    74,514
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             (80,056)    50,393   (419,589)   (45,465)  (166,187)    81,154      4,984     31,673    (21,690)   (70,039)   108,169
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             108,062     57,669    731,282    776,747    419,099    337,945     65,480     33,807    132,962    203,001    311,999
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           $  28,006  $ 108,062  $ 311,693  $ 731,282  $ 252,912  $ 419,099  $  70,464  $  65,480  $ 111,272  $ 132,962  $ 420,168
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
               3,757      8,534      7,758     24,234      7,800     18,318      1,979      4,826         --        227     29,084
                   1         63      1,904      2,006        837        920        207         96      1,367      2,005      1,025
             (11,538)    (3,442)   (39,064)   (25,709)   (22,794)   (12,020)    (2,346)    (1,999)    (3,668)    (5,284)   (22,285)
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
              (7,780)     5,155    (29,402)       531    (14,157)     7,218       (160)     2,923     (2,301)    (3,052)     7,824
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                   3          5         35        316         91         65         --         --         --         --         15
                  --         --          2         --          4          2         --         --         --         --         --
                  --         --       (128)      (172)       (15)        (3)        --         --         --         --         --
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                   3          5        (91)       144         80         64         --         --         --         --         15
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           $      18  $      (3) $     294  $   1,341  $     611  $   1,075  $     176  $     148  $     161  $     140  $   2,162
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

            ------------    -------------    ---------------

            CORE FIXED                          HIGH YIELD
              INCOME            BOND              BOND
            ------------    --------------   ---------------

            10/1/93-  10/1/94- 10/1/93-   1/11/95(1)-
            9/30/94   9/30/95  9/30/94     9/30/95
            -------    -------    -------    -------

            -------    -------    -------    -------------
           $  17,209  $   5,526  $   5,971     $     971
             (11,191)    (6,522)     2,576            81
             (23,150)    13,663    (18,567)          364
           ---------  ---------  ---------  ---------------
             (17,132)    12,667    (10,020)        1,416
           ---------  ---------  ---------  ---------------
             (16,555)    (5,869)    (5,734)         (781)
                  (1)        (7)        (3)           --
              (3,124)      (876)    (5,659)           --
                  --         (1)        (1)           --
           ---------  ---------  ---------  ---------------
             (19,680)    (6,753)   (11,397)         (781)
           ---------  ---------  ---------  ---------------
             184,547     39,415     92,376        23,824
               4,319      3,304      5,656           755
            (135,897)  (117,666)   (40,460)       (1,490)
           ---------  ---------  ---------  ---------------
              52,969    (74,947)    47,572        23,089
           ---------  ---------  ---------  ---------------
                  44         32        154            --
                  --          4          3            --
                  --        (31)       (40)           --
           ---------  ---------  ---------  ---------------
                  44          5        117            --
           ---------  ---------  ---------  ---------------
              53,013    (74,942)    47,689        23,089
           ---------  ---------  ---------  ---------------
              16,201    (69,028)    26,272        23,724
           ---------  ---------  ---------  ---------------
             295,798    123,435     97,163            --
           ---------  ---------  ---------  ---------------
           $ 311,999  $  54,407  $ 123,435     $  23,724
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------
              17,953      3,914      8,530         2,297
                 422        328        513            72
             (13,274)   (11,635)    (4,585)         (140)
           ---------  ---------  ---------  ---------------
               5,101     (7,393)     4,458         2,229
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------
                   5          3         15            --
                  --         --         --            --
                  --         (3)        (4)           --
           ---------  ---------  ---------  ---------------
                   5         --         11            --
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------
           $   1,987  $     279  $     629     $     190
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust -- For the periods ended September 30

                                      Net Realized                 Distributions
            Net Asset       Net            and         Dividends      from                              Net Assets    Ratio of
              Value     Investment     Unrealized      from Net     Realized     Net Asset                End of      Expenses
            Beginning     Income     Gains (Losses)   Investment     Capital     Value End     Total      Period     to Average
            of Period     (Loss)      on Securities     Income        Gains      of Period    Return       (000)     Net Assets
--------------------------------------------------------------------------------------------------------------------------
--------------------------------
LARGE CAP VALUE PORTFOLIO(A)
--------------------------------
CLASS A
 1995       $   10.71    $    0.33      $    2.44      $   (0.33)   $   (0.15)   $   13.00       26.83%  $ 331,692         0.76%
 1994           11.54         0.28          (0.46)         (0.27)       (0.38)       10.71       (1.64)%    133,178        0.75%
 1993           12.49         0.31           0.22          (0.33)       (1.15)       11.54        4.35%    205,157         0.75%
 1992           12.05         0.34           0.71          (0.33)       (0.28)       12.49        9.17%    242,065         0.75%
 1991            9.30         0.35           2.92          (0.35)       (0.17)       12.05       35.95%    187,876         0.75%
-------------------------------
LARGE CAP GROWTH PORTFOLIO
-------------------------------
 1995 (9)   $   10.00    $    0.11      $    2.72      $   (0.08)   $      --    $   12.75       37.90%  $ 297,377         0.85%
-----------------------------
SMALL CAP VALUE PORTFOLIO
-----------------------------
1995 (10)   $   10.00    $    0.03      $    2.19      $   (0.03)   $      --    $   12.19       29.38%  $ 102,975         1.10%
-------------------------------
SMALL CAP GROWTH PORTFOLIO
-------------------------------
CLASS A
 1995       $   14.04    $   (0.14)     $    5.98      $      --    $      --    $   19.88       41.65%  $ 310,238         1.10%
 1994           14.67        (0.05)          0.07             --        (0.65)       14.04        0.23%    300,296         1.01%
 1993           10.65        (0.02)          4.05          (0.01)          --        14.67       37.81%    193,816         0.97%
 1992(4)        10.00         0.02           0.65          (0.02)          --        10.65       15.07%     36,191         0.97%
CLASS D
 1995       $   13.99    $   (0.09)     $    5.88      $      --    $      --    $   19.78       41.44%*  $     786        1.50%
 1994(7)        14.04        (0.02)         (0.03)            --           --        13.99       (3.02)%*        171       1.49%
--------------------
MID CAP PORTFOLIO
--------------------
CLASS A
 1995       $   10.89    $    0.01      $    2.14      $      --    $      --    $   13.04       19.78%  $  27,898         0.94%
 1994           12.10         0.01          (0.98)         (0.01)       (0.23)   $   10.89       (8.10)%    108,002        0.93%
 1993(3)        10.00         0.01           2.10          (0.01)          --        12.10       34.06%     57,669         0.90%
CLASS D
 1995       $   10.87    $   (0.01)     $    2.10      $      --    $      --    $   12.96       19.26%*  $     108        1.30%
 1994(6)        11.19        (0.01)         (0.31)            --           --        10.87       (8.63)%*         60       1.36%
----------------------------------
CAPITAL APPRECIATION PORTFOLIO
----------------------------------
CLASS A
 1995       $   15.18    $    0.22      $    2.42      $   (0.23)   $   (0.89)   $   16.70       19.03%  $ 310,693         0.84%
 1994           16.36         0.24          (0.22)         (0.25)       (0.95)       15.18       (0.11)%    729,100        0.79%
 1993           15.09         0.32           1.68          (0.30)       (0.43)       16.36       13.50%    776,745         0.75%
 1992           14.15         0.30           1.23          (0.30)       (0.29)       15.09       11.03%    536,028         0.75%
 1991           11.21         0.41           3.06          (0.40)       (0.13)       14.15       31.69%    248,440         0.75%
CLASS D
 1995       $   15.17    $    0.12      $    2.45      $   (0.16)   $   (0.89)   $   16.69       18.52%*  $   1,000        1.24%
 1994           16.36         0.18          (0.22)         (0.20)       (0.95)       15.17       (0.46)%*      2,182       1.24%
 1993(2)        16.17         0.05           0.16          (0.02)          --        16.36       10.65%*          2        1.15%
---------------------------
EQUITY INCOME PORTFOLIO
---------------------------
CLASS A
 1995       $   14.06    $    0.55      $    2.48      $   (0.55)   $   (0.47)   $   16.07       23.00%  $ 250,609         0.82%
 1994           15.00         0.51          (0.38)         (0.50)       (0.57)       14.06        1.05%    418,207         0.78%
 1993           13.33         0.54           1.75          (0.51)       (0.08)       15.00       17.34%    337,939         0.75%
 1992           12.36         0.52           1.05          (0.52)       (0.08)       13.33       13.03%    178,756         0.75%
 1991           10.09         0.57           2.54          (0.60)       (0.24)       12.36       32.05%     93,552         0.75%
CLASS D
 1995       $   14.04    $    0.48      $    2.50      $   (0.50)   $   (0.47)   $   16.05       22.62%*  $   2,303        1.22%
 1994           15.00         0.45          (0.38)         (0.46)       (0.57)       14.04        0.61%*        892        1.20%
 1993(1)        14.82         0.02           0.16             --           --        15.00       42.39%*          6        1.15%

                                       Ratio of Net
           Ratio of Net    Ratio of     Investment
            Investment     Expenses    Income (Loss)
              Income      to Average    to Average
              (Loss)      Net Assets    Net Assets     Portfolio
            to Average    (Excluding    (Excluding     Turnover
            Net Assets     Waivers)      Waivers)        Rate
------------------------------------------------------------------------------------------------------------------------------
--------------------------------
LARGE CAP VALUE PORTFOLIO(A)
--------------------------------
CLASS A
 1995             2.92%         0.82%         2.86%           99%
 1994             2.51%         0.75%         2.51%           67%
 1993             2.64%         0.76%         2.63%           96%
 1992             2.79%         0.80%         2.74%           17%
 1991             3.11%         0.83%         3.03%           25%
-------------------------------
LARGE CAP GROWTH PORTFOLIO
-------------------------------
 1995 (9)         1.15%         0.89%         1.11%           44%
-----------------------------
SMALL CAP VALUE PORTFOLIO
-----------------------------

1995 (10)         0.26%         1.12%         0.24%           64%
-------------------------------
SMALL CAP GROWTH PORTFOLIO
-------------------------------
CLASS A
 1995            (0.60)%        1.13%        (0.63)%         113%
 1994            (0.51)%        1.11%        (0.61)%          97%
 1993            (0.25)%        1.14%        (0.42)%          85%
 1992(4)          0.49%         1.29%         0.17%           33%
CLASS D
 1995            (1.03)%        1.55%        (1.08)%         113%
 1994(7)         (0.92)%        1.52%        (0.95)%          97%
--------------------
MID CAP PORTFOLIO
--------------------
CLASS A
 1995             0.04%         1.09%        (0.11)%         108%
 1994             0.03%         1.06%        (0.10)%          89%
 1993(3)          0.26%         1.12%         0.04%           87%
CLASS D
 1995            (0.06)%        1.48%        (0.24)%         108%
 1994(6)         (0.41)%        1.45%        (0.50)%          89%
----------------------------------
CAPITAL APPRECIATION PORTFOLIO
----------------------------------
CLASS A
 1995             1.39%         0.89%         1.34%          107%
 1994             1.45%         0.84%         1.40%          109%
 1993             2.06%         0.84%         1.97%          119%
 1992             2.12%         0.88%         1.99%           84%
 1991             3.10%         0.94%         2.91%           83%
CLASS D
 1995             0.98%         1.29%         0.93%          107%
 1994             1.20%         1.27%         1.16%          109%
 1993(2)          2.54%         1.24%         2.45%          119%
---------------------------
EQUITY INCOME PORTFOLIO
---------------------------
CLASS A
 1995             3.72%         0.88%         3.66%           47%
 1994             3.68%         0.84%         3.62%           28%
 1993             3.73%         0.85%         3.63%           39%
 1992             4.15%         0.87%         4.03%           18%
 1991             4.99%         0.86%         4.88%           42%
CLASS D
 1995             3.21%         1.30%         3.13%           47%
 1994             3.36%         1.35%         3.21%           28%
 1993(1)          5.39%         1.46%         5.08%           39%



--------------------------------------------------------------------------------

                                      Net Realized                 Distributions
            Net Asset                      and         Dividends      from                              Net Assets    Ratio of
              Value         Net        Unrealized      from Net     Realized     Net Asset                End of      Expenses
            Beginning   Investment   Gains (Losses)   Investment     Capital     Value End     Total      Period     to Average
            of Period     Income      on Securities     Income        Gains      of Period    Return       (000)     Net Assets
--------------------------------------------------------------------------------------------------------------------------
-----------------------
BALANCED PORTFOLIO
-----------------------
CLASS A
 1995       $   11.52    $    0.34      $    1.34      $   (0.34)   $   (0.10)   $   12.76       15.05%  $  70,464         0.75%
 1994           12.24         0.23          (0.62)         (0.22)       (0.11)       11.52       (3.25)%    65,480         0.75%
 1993           11.35         0.25           1.29          (0.26)       (0.39)       12.24       14.49%     33,807         0.75%
 1992           10.70         0.52           0.73          (0.53)       (0.07)       11.35       11.64%      5,974         0.75%
 1991            9.77         0.65           0.96          (0.68)          --        10.70       15.96%      2,174         0.75%
----------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------
 1995       $   11.55    $    0.22      $    2.05      $   (0.21)   $   (1.53)   $   12.08       23.96%  $ 111,272         0.00%
 1994           13.94         0.20          (0.04)         (0.20)       (2.35)       11.55        1.51%    132,962         0.00%
 1993           12.50         0.21           2.66          (0.21)       (1.22)       13.94       24.40%    203,001         0.00%
 1992           11.51         0.55           1.81          (0.57)       (0.80)       12.50       18.87%    170,829         0.00%
 1991            8.38         0.26           3.16          (0.25)       (0.04)       11.51       43.00%    123,057         0.00%
-----------------------------------
CORE FIXED INCOME PORTFOLIO(B)
-----------------------------------
CLASS A
 1995       $    9.65    $    0.65      $    0.82      $   (0.66)   $      --    $   10.46       15.87%  $ 419,959         0.55%
 1994           10.87         0.56          (1.12)         (0.55)       (0.11)        9.65       (5.36)%   311,955         0.55%
 1993           10.77         0.60           0.23          (0.60)       (0.18)       10.87        8.58%    295,798         0.55%
 1992           10.30         0.69           0.49          (0.69)       (0.02)       10.77       11.91%    213,632         0.55%
 1991            9.79         0.73           0.52          (0.74)          --        10.30       13.31%    153,356         0.55%
CLASS D
 1995       $    9.65    $    0.62      $    0.79      $   (0.62)   $      --    $   10.44       15.24%*  $    209         0.95%
 1994 (8)        9.77         0.21          (0.15)         (0.18)          --         9.65        3.29%*        44         0.92%
----------------
BOND PORTFOLIO
----------------
CLASS A
 1995       $    9.95    $    0.70      $    0.97      $   (0.69)   $   (0.07)   $   10.86       17.53%  $  54,286         0.55%
 1994           12.25         0.59          (1.62)         (0.59)       (0.68)        9.95       (9.12)%   123,329         0.55%
 1993           11.09         0.66           1.19          (0.67)       (0.02)       12.25       17.36%     97,163         0.55%
 1992           10.47         0.73           0.62          (0.73)          --        11.09       13.52%     65,061         0.55%
 1991            9.39         0.76           1.10          (0.77)       (0.01)       10.47       20.56%     40,683         0.55%
CLASS D
 1995       $    9.94    $    0.62      $    1.00      $   (0.65)   $   (0.07)   $   10.84       16.97%*  $    121         0.95%
 1994           12.24         0.58          (1.64)         (0.56)       (0.68)        9.94       (9.37)%*      106         0.95%
 1993(5)        12.07         0.07           0.15          (0.05)          --        12.24       14.75%*         2         0.95%
-----------------------------
HIGH YIELD BOND PORTFOLIO
-----------------------------
1995 (11)   $   10.00    $    0.67      $    0.55      $   (0.58)   $      --    $   10.64       17.72%  $  23,724         0.67%

                                       Ratio of Net
                           Ratio of     Investment
           Ratio of Net    Expenses       Income
            Investment    to Average    to Average
              Income      Net Assets    Net Assets     Portfolio
            to Average    (Excluding    (Excluding     Turnover
            Net Assets     Waivers)      Waivers)        Rate
------------------------------------------------------------------------------------------------------------------------------
-----------------------
BALANCED PORTFOLIO
-----------------------
CLASS A
 1995             2.92%         0.90%         2.77%          159%
 1994             2.05%         0.91%         1.89%          149%
 1993             2.24%         0.94%         2.05%          109%
 1992             4.83          1.12%         4.46%          101%
 1991             5.68%         2.54%         3.89%           19%
----------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------
 1995             1.97%         0.56%         1.41%           40%
 1994             1.61%         0.54%         1.07%           81%
 1993             1.63%         0.54%         1.09%          120%
 1992             1.78%         0.55%         1.23%          111%
 1991             2.60%         0.59%         2.01%          135%
-----------------------------------
CORE FIXED INCOME PORTFOLIO(B)
-----------------------------------
CLASS A
 1995             6.60%         0.68%         6.47%          294%
 1994             5.57%         0.62%         5.50%          370%
 1993             5.63%         0.66%         5.52%           35%
 1992             6.71%         0.68%         6.58%           39%
 1991             7.41%         0.73%         7.23%           44%
CLASS D
 1995             6.17%         1.09%         6.03%          294%
 1994 (8)         5.91%         1.00%         5.83%          370%
----------------
BOND PORTFOLIO
----------------
CLASS A
 1995             6.46%         0.70%         6.31%           79%
 1994             5.61%         0.67%         5.49%           73%
 1993             5.87%         0.66%         5.76%           47%
 1992             6.98%         0.71%         6.82%           24%
 1991             7.77%         0.76%         7.56%            8%
CLASS D
 1995             5.96%         1.10%         5.81%           79%
 1994             5.38%         1.86%         4.47%           73%
 1993(5)          4.66%         1.06%         4.55%           47%
-----------------------------
HIGH YIELD BOND PORTFOLIO
-----------------------------

1995 (11)        10.02%         0.86%         9.83%           56%



 1 Equity Income Class D shares were offered beginning September 22, 1993. All ratios including total return for that period have been annualized.
 2 Capital Appreciation Class D shares were offered beginning August 16, 1993.
   All ratios including total return for that period have been annualized.
 3 Mid-Cap Growth Class A shares were offered beginning February 16, 1993. All ratios including total return for that period have been annualized.
 4 Small Cap Growth Class A shares were offered beginning April 20, 1992. All ratios including total return for that period have been annualized.
 5 Bond Class D shares were offered beginning August 16, 1993. All ratios including total return for that period have been annualized.
 6 Mid-Cap Growth Class D shares were offered beginning May 2, 1994. All ratios including total return for that period have been annualized.
 7 Small Cap Growth Class D shares were offered May 2, 1994. All ratios including total return for that period have been annualized.
 8 Core Fixed Income Class D shares were offered beginning May 9, 1994. All ratios including total return for that period have been annualized.
 9 Large Cap Growth shares were offered beginning December 20, 1994. All ratios including total return for that period have been annualized.
10 Small Cap Value shares were offered beginning December 20, 1994. All ratios including total return for that period have been annualized.
11 High Yield Bond shares were offered beginning January 11, 1995. All ratios including total return for that period have been annualized.
* Sales load is not reflected in total return.
(a) During the year ended September 30, 1995, the Value Portfolio changed its name to the Large Cap Value Portfolio.
(b) During the year ended September 30, 1995, the Intermediate Bond Portfolio changed its name to the Core Fixed Income Portfolio.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

1.   ORGANIZATION

SEI Institutional Managed Trust (the 'Trust') is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with twelve diversified Portfolios and one non-diversified portfolio (the 'Portfolios'): Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Capital Growth, Core Fixed Income, Bond, and High Yield Bond. The Real Estate Securities Portfolio (the non-diversified portfolio) had not commenced operations as of September 30, 1995. The Trust is registered to offer Class A, Class B and Class D shares of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Core Fixed Income, Bond, and High Yield Bond Portfolios. The following is a summary of the significant accounting policies followed by the Trust.

     Security Valuation--Investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.

     Federal Income Taxes--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

     Net Asset Value Per Share--Net asset value per share is calculated on a daily basis by dividing the assets of each Portfolio less its liabilities by the number of outstanding shares of the Portfolio.

     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the Repurchase Agreement. Provisions of the Agreement and procedures adopted by the Manager and the Advisers of the Trust ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Portfolios also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

     Discount and Premium Amortization--All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

     Classes--Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

     Distributions--Distributions from net investment income are paid to Shareholders monthly for the Large Cap Value, Capital Appreciation, Equity Income, Balanced, Capital Growth, Core Fixed Income, Bond, and High Yield Bond Portfolios and quarterly for the Large Cap Growth, Small Cap Value, Small Cap Growth, and Mid-Cap Portfolios. Any net realized capital gains on the sales of securities by a Portfolio are distributed annually to the Shareholders of that Portfolio.

--------------------------------------------------------------------------------

     Effective October 1, 1993, the Fund adopted Statement of Position 93-2 'Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies.' In connection therewith $1,433,000 relating to permanent differences attributable to cumulative net operating losses of the Small Cap Growth Portfolio as of September 30, 1995 have been reclassified from that portfolio's accumulated net investment loss to paid-in-capital.

     Futures Contracts--The Large Cap Growth and Large Cap Value Portfolios utilized S&P futures contracts and the Core Fixed Income Portfolio utilized U.S. Long Bond futures contracts to a limited extent during the year ended September 30, 1995. The Large Cap Growth and Large Cap Value Portfolio's investment in S&P 500 Index futures contracts is designed to enable the Portfolios' to more closely approximate the performance of their benchmark indices. The Core Fixed Income Portfolio's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

     Structured Notes and Indexed Notes--The Core Fixed Income Portfolio may invest in structured notes and indexed notes whose values are linked either directly or inversely to changes in foreign currency exchange rates, interest rates, indexes, or other reference instruments. The values of these instruments may be more volatile than the rates, indexes or instruments to which they refer, but any loss is limited to the amount of the original investment.

     Other--Security transactions are recorded on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

3.   MANAGEMENT, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust and SEI Financial Management Corporation ('SFM') (the 'Manager'), a wholly-owned subsidiary of SEI Corporation, are parties to a management agreement (the 'Agreement') dated January 22, 1987. Under this agreement, the Manager provides management, administrative, and shareholder servicing for an annual fee of .35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Small Cap Value, High Yield Bond, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, and Balanced Portfolios; .50% of the average daily net assets of the Capital Growth Portfolio; .43% of the average daily net assets of the Core Fixed Income Portfolio; and .28% of the average daily net assets of the Bond Portfolio. The Manager has agreed to waive a portion of its fee so that the total annual expenses of each Portfolio will not exceed the lower of the maximum limitations established by certain states or voluntary expense limitations adopted by the Manager. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Manager, exceed the specific limitation, the Manager has agreed to bear such excess.

     As of December 16, 1994, SFM serves as the investment advisor to the Large Cap Value, Large Cap Growth, Small Cap Value and High Yield Bond Portfolios pursuant to an investment advisory agreement with the Trust. For its services, SFM receives a fee of .35% of the average daily net

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

assets of the Large Cap Value Portfolio, .40% of the average daily net assets of the Large Cap Growth Portfolio, .65% of the average daily net assets of the Small Cap Value Portfolio, and .4875% of the average daily net assets of the High Yield Bond Portfolio. For the year ended September 30, 1995, SFM received $593,000, $507,000, $300,000, and $31,000 as compensation for its services as investment adviser to the Large Cap Value, Large Cap Growth, Small Cap Value and High Yield Bond Portfolios, respectively.

     As of July 10, 1995, SFM serves as the investment advisor to the Balanced, Capital Appreciation, Equity Income and Bond Portfolios pursuant to an investment advisory agreement with the Trust. For its services, SFM receives a fee of .40% of the average daily net assets of the Balanced, Capital Appreciation, and Equity Income Portfolios and .275% of the average daily net assets of the Bond Portfolio. For the year ended September 30, 1995, SFM received $63,000, $292,000, $273,000 and $37,000 as compensation for its services as investment adviser to the Balanced, Capital Appreciation, Equity Income, and Bond Portfolios, respectively.

     As of August 11, 1995 and August 14, 1995, SFM serves as the investment advisor to the Small Cap Growth and Mid-Cap Portfolios, respectively, pursuant to an investment advisory agreement with the Trust. For its services, SFM receives a fee of .65% of the average daily net assets of the Small Cap Growth Portfolio and .40% of the average daily net assets of the Mid-Cap Portfolio. For the year ended September 30, 1995, SFM received $269,000 and $14,000 as compensation for its services as investment adviser to the Small Cap and Mid-Cap Portfolios, respectively.

     Mellon Equity Associates ('Mellon') serves as an investment sub-advisor to a portion of the assets of the Large Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust dated December 16, 1994. Under the investment sub-advisory agreement with the Trust and SFM, Mellon receives an annual fee, paid by SFM, of .20% of the average monthly market value of investments under its management. Prior to December 16, 1994, Mellon served as the investment advisor of the Large Cap Value Portfolio, and was party to an investment advisory agreement with the Trust dated October 3, 1994. Under the investment advisory agreement, Mellon was paid a fee at the annual rate of .20% of the average daily net assets of the Portfolio. Prior to October 3, 1994 Duff & Phelps Investment Management Company ('Duff & Phelps') served as the investment advisor of the Large Cap Value Portfolio, and was party to an investment advisory agreement with the Trust dated October 22, 1992. Under the investment advisory agreement, Duff & Phelps was paid a fee at the annual rate of .20% of the average daily net assets of the Portfolio. For the year ended September 30, 1995, Duff & Phelps and Mellon received $2,000 and $37,000, respectively as compensation for their services as investment advisor to the Portfolio.

     Merus Capital Management ('Merus') serves as an investment sub-advisor to a portion of the assets of the Large Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, Merus receives an annual fee, paid by SFM, of .20% of the average monthly market value of investments under its management

     Merus Capital Management ('Merus') serves as investment sub-adviser to the Equity Income Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Prior to July 10, 1995, Merus served as investment adviser of the Equity Income Portfolio, and was party to an investment advisory agreement with the Trust dated September 27, 1987. Under the agreement, Merus received an annual fee of .25% of the average daily net assets of the Equity Income Portfolio. For the year ended September 30, 1995, Merus received $647,000 as compensation for its services as investment adviser to the Portfolio.

     LSV Capital Management ('LSV') serves as an investment sub-advisor to a portion of the assets of the Large Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated March 10, 1995. Under the investment sub-advisory agreement, LSV receives

--------------------------------------------------------------------------------

an annual fee, paid by SFM, of .20% of the average monthly market value of investments under its management.

     lDS Advisory Group Inc. serves as an investment sub-advisor to a portion of the assets of the Large Cap Growth Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, IDS Advisory Group Inc. is entitled to an annual fee of the greater of $125,000 or a fee paid monthly by SFM at an annual rate of .25% of the average monthly market value of investments under its management.

     Alliance Capital Management L.P. ('Alliance') serves as an investment sub-advisor to a portion of the assets of the Large Cap Growth Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, Alliance is entitled to an annual fee of the greater of $125,000 or a fee paid monthly by SFM at an annual rate of .25% of the average monthly market value of investments under its management.

     1838 Investment Advisors, L.P. ('1838') serves as an investment sub-advisor for the Small Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, 1838 receives an annual fee of .50% of the average monthly market value of investments under its management.

     Investment Advisers, Inc, Nicholas-Applegate Capital Management, Pilgrim Baxter & Associates, Wall Street Associates, and Apodaca-Johnston serve as investment sub-advisers of the Small Cap Growth Portfolio and are parties to investment sub-advisory agreements with the Trust and SFM dated August 14, 1995. Prior to August 14, 1995, Investment Advisers, Inc, Nicholas-Applegate Capital Management, and Pilgrim Baxter & Associates served as investment advisers of the Small Cap Growth Portfolio, and were parties to investment advisory agreements with the Trust dated July 1, 1993. Under the agreements, the advisers received an annual fee of .50% of the average daily net assets of the portion of the Portfolio that they advised. For the year ended September 30, 1995, Investment Advisers, Inc, Nicholas-Applegate Capital Management, and Pilgrim Baxter & Associates, received $404,000, $406,000, and $414,000, respectively, as compensation for their services as investment advisers to the Portfolio.

     Martingale Asset Management serves as investment sub-adviser to the Mid-Cap Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated August 14, 1995. Prior to August 14, 1995, Nicholas-Applegate Capital Management served as investment adviser of the Mid-Cap Portfolio, and was party to an investment advisory agreement with the Trust dated November 16, 1992. Under the agreement, the adviser received an annual fee of .45% of the first $100,000,000 of the Portfolio's average daily net assets and .40% of the average daily net assets in excess of $100,000,000. For the year ended September 30, 1995, Nicholas-Applegate Capital Management received $221,000 as compensation for its services as investment adviser to the Portfolio.

     SunBank Capital Management, N.A. ('SunBank') serves as investment sub-adviser of the Capital Appreciation and Balanced Portfolios and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Prior to July 11, 1995, SunBank served as investment adviser of the Capital Appreciation and Balanced Portfolios and was party to an investment advisory agreement with the Trust dated September 9, 1987 for the Capital Appreciation Portfolio and September 6, 1992 for the Balanced Portfolio. Under the agreement, the adviser received an annual fee of .25% of the average daily net assets of the Portfolios. For the year ended September 30, 1995, SunBank received $999,000 and $130,000 for the Capital Appreciation and Balanced Portfolios, respectively, as compensation for its services as investment adviser. SunBank is the adviser of the Capital Growth Portfolio and is party to an investment advisory agreement with the Trust dated September 9, 1987. SunBank is not paid a fee by the Trust for the investment advisory

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

services connected with the Capital Growth Portfolio.

     Boatmen's Trust Company serves as investment sub-adviser to the Bond Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Prior to July 10, 1995, Boatmen's Trust Company served as investment adviser of the Bond Portfolio, and was party to an investment advisory agreement with the Trust dated December 29, 1988. Under the agreement, the adviser received an annual fee of .125% of the average daily net assets of the Bond Portfolio. For the year ended September 30, 1995, Boatmen's Trust Company received $90,000 as compensation for its services as investment adviser to the Portfolio.

     Western Asset Management, the adviser of the Core Fixed Income Portfolio is party to an investment advisory agreement dated January 19, 1994. Under the investment advisory agreement, Western Asset Management receives an annual fee of .125% of the average daily net assets of the Portfolio.

     BEA Associates ('BEA') serves as investment sub-adviser to the High Yield Bond Portfolio and is party to an investment sub-advisory agreement with the Trust dated August 11, 1995. Under the investment sub-advisory agreement, BEA is entitled to a fee paid monthly by SFM of .3375% of the average monthly market value of investments under its management. Prior to August 11, 1995 BEA Associates acted as investment sub-adviser to the Portfolio under an agreement with SFM pursuant to which BEA received no compensation. Prior to April 24, 1995, CS First Boston Investment Management Corporation ('CS First Boston') acted as investment sub-advisor to the High Yield Bond Portfolio under an agreement with the Trust dated December 16, 1994. Under this agreement CS First Boston was entitled to a fee paid monthly by SFM of .3375% of the average monthly market value of investments under its management.

     SEI Financial Services Company ('the Distributor'), a wholly-owned subsidiary of SEI Corporation and a registered broker-dealer, acts as the distributor of the shares of the Trust under distribution plans which provide for the Trust to reimburse the Distributor for certain distribution-related expenses incurred by the Distributor. Such expenses may not exceed .30% of the average daily net assets of a Portfolio, provided these expenses are permissible as to both type and amount under a budget approved and monitored by the Board of Trustees.

     In addition to providing for the reimbursement payments described above, the Class B and Class D distribution plans provide for additional payments to the Distributor. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. Distribution-related expenses for the Class B and Class D shares of the Portfolios may not exceed .60%.

     The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on portfolio transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ('SEC'). Accordingly, it is expected that portfolio transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

4.   ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES

Organizational costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of the redemption.

     Certain officers and/or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.

     Each of the Portfolios also used the Distributor as an agent in placing repurchase agreements. For

--------------------------------------------------------------------------------

this service the Distributor retains a portion of the interest earned as a commission. Such commissions for repurchase agreements placed during the year ended September 30, 1995 were nominal in the aggregate.

5.   INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities including US Government securities, other than temporary cash investments during the period ended September 30, 1995, were as follows:

                                     PURCHASES     SALES
                                       (000)       (000)
                                    -----------  ---------
Large Cap Value                     $   345,346  $ 192,124
Large Cap Growth                        318,055     70,314
Small Cap Value                         123,603     35,691
Small Cap Growth                        307,783    399,622
Mid Cap                                  57,084    138,545
Capital Appreciation                    481,210    918,980
Equity Income                           141,928    343,717
Balanced                                102,095    100,354
Capital Growth                           41,026     88,495
Core Fixed Income                     1,052,129    986,329
Bond                                     57,324    132,264
High Yield Bond                          29,151      7,241

     On September 30, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at September 30, 1995 is as follows:

                                                      NET
                        APPRECIATED  DEPRECIATED  UNREALIZED
                        SECURITIES   SECURITIES   APPRECIATION
                           (000)        (000)        (000)
                        -----------  -----------  -----------
Large Cap Value          $  45,561    $   2,072    $  43,489
Large Cap Growth            37,745        4,214       33,531
Small Cap Value             13,584        2,720       10,864
Small Cap Growth            92,372        3,840       88,532
Mid Cap                      2,920          567        2,353
Capital
  Appreciation              39,830        7,913       31,917
Equity Income               39,716          832       38,884
Balanced                     5,148          698        4,450
Capital Growth              18,626        3,324       15,302
Core Fixed Income           14,930          985       13,945
Bond                         3,309            1        3,308
High Yield Bond                650          286          364

     The market values of the Core Fixed Income, Bond and High Yield Bond Portfolios' investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

     At September 30, 1995 the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended 2004.

                                                      (000)
                                                    ---------
Mid-Cap                                             $     944
Core Fixed Income                                       1,299

6.   FUTURES CONTRACTS:

The Core Fixed Income Portfolio had the following bond futures contracts open as of September 30, 1995:

                                                      UNREALIZED
  CONTRACT       NUMBER OF       TRADE    SETTLEMENT    (LOSS)
DESCRIPTION      CONTRACTS       PRICE      MONTH        (000)
------------  ---------------  ---------  ----------  -----------
US 10 Year             227     $  149.94  Dec. 1995    $     (82)
  Note (CBT)
US 10 Year              91        100.33  Dec. 1995          (63)
  Note (CBT)
                                                      -----------
                                                       $    (145)
                                                      -----------
                                                      -----------

     Futures contracts open as of September 30, 1995 are as follows:

Large Cap Growth


                                                       UNREALIZED
  CONTRACT       NUMBER OF       TRADE    SETTLEMENT      GAIN
DESCRIPTION      CONTRACTS       PRICE      MONTH         (000)
------------  ---------------  ---------  ----------  -------------
S & P 500                3     $  585.10  Dec. 1995     $       5
S & P 500                1        582.70  Dec. 1995             3
S & P 500                3        587.40  Dec. 1995             1
S & P 500                1        586.50  Dec. 1995             1
S & P 500                1        587.70  Dec. 1995             0
                                                              ---
                                                        $      10
                                                              ---
                                                              ---

Large Cap Value

S & P 500                2     $  578.78  Dec. 1995     $       9
S & P 500                3        582.73  Dec. 1995             8
S & P 500                1        581.33  Dec. 1995             4
S & P 500                3        586.33  Dec. 1995             3
S & P 500                3        587.53  Dec. 1995             1
                                                              ---
                                                        $      25
                                                              ---
                                                              ---

--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995 (Unaudited)

DECEMBER 16, 1994

     There was a special meeting of shareholders scheduled and held on December 16, 1994 at which shareholders of the Large Cap Growth Portfolio ('Portfolio') voted on a series of proposals relating to the investment advisory structure of the Portfolio. Each proposal and the results of the shareholder meeting are set forth below.

     I. Proposal to approve the selection of SEI Financial Management Corporation ('SFM') as the Investment Adviser for the Portfolio and approval of the adoption on the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

For                         6,090,581.358
Against                        28,647.358
Abstain                        41,341.000

     II. Proposal to approve the selection of Mellon Equity Associates ('MEA') as an Investment Sub-Adviser for the Portfolio, and approval of the adoption of the Investment Sub-Advisory Agreement between MEA and SFM, on behalf of the Portfolio.

For                         6,069,929.716
Against                        49,757.000
Abstain                        40,883.000

     III. Proposal to approve the selection of Merus Capital Management ('MCM') as an Investment Sub-Adviser for the Portfolio, and approval of the adoption of the Investment Sub-Advisory Agreement between MCM and SFM, on behalf of the Portfolio.

For                         6,071,152.716
Against                        47,998.000
Abstain                        41,419.000

     VI. Proposal to authorize the Board of Trustees to appoint Investment Sub-Advisers for the Portfolio without seeking approval by the Portfolio's shareholders of the contracts pursuant to which such sub-advisers serve.

For                         5,911,396.357
Against                       198,186.359
Abstain                        50,987.000

MARCH 10, 1995

     There was a special meeting of shareholders scheduled and held on March 10, 1995 at which shareholders of the Large Cap Value Portfolio ('Portfolio') voted on a series of proposals relating to the investment advisory structure of the Portfolio. Each proposal and the results of the shareholder meeting are set forth below.

     I. Proposal to approve the selection of LSV Asset Management as an Investment Sub-Adviser for the Portfolio and approval of the adoption of the Investment Sub-Advisory Agreement between the Trust, on behalf of the Portfolio, and LSV Asset Management.

For                         8,080,158.607
Against                        51,233.000
Abstain                        69,831.000

APRIL 24, 1995

     There was a special meeting of shareholders scheduled and held on April 24, 1995 at which shareholders of the Small Cap Growth Portfolio ('Portfolio') voted on a series of proposals relating to the investment advisory structure of the Portfolio. Each proposal and the results of the shareholder meeting are set forth below.

     I. Proposal to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and PB Newco, Inc., a Delaware corporation ('PB Newco') and a wholly-owned subsidiary of United Asset Management Corporation ('UAM'), pursuant to which PB Newco will act as adviser with respect to the assets of the Portfolio, effective upon the acquisition of substantially all of the assets of Pilgrim Baxter & Associates, Ltd. ('Pilgrim Baxter'), the existing adviser, by UAM.

For                         12,153,620.98
Against                         35,061.13
Abstain                        328,962.44

--------------------------------------------------------------------------------

JUNE 16, 1995

There was a special meeting of shareholders scheduled for June 16, 1995 at which shareholders of the Large Cap Value, Large Cap Growth, Capital Growth, Capital Appreciation, Equity Income, Balanced, Real Estate Securities, and Bond Portfolios (each a 'Portfolio,' and together, the 'Portfolios') voted on a series of proposals. The meeting was adjourned until July 10, 1995 with respect to all portfolios except the Large Cap Growth Portfolio. With respect to the Large Cap Growth Portfolio, the meeting was adjourned until August 15, 1995. The Real Estate Securities Portfolio approved proposals I-XXII via a unanimous consent of the sole shareholder dated July 10, 1995. Each proposal and the results of the shareholder meeting are set forth below.

     I. Proposal to combine each portfolio's fundamental limitation concerning diversification with each Portfolio's fundamental limitation concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            9,489,089.00   9,395,813.00   15,728,738.00   15,689,393.00   2,666,374.00   4,086,723.00   6,838,289.00
Against          209,042.00           0.00    2,336,235.00      277,313.00     288,679.00      68,521.00     248,645.00
Abstain           81,632.00           0.00      150,226.00       69,407.00      62,690.00      16,288.00     118,002.00

     II. Proposal to amend each Portfolio's fundamental limitation concerning borrowing.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            8,563,902.00   9,395,813.00   17,098,488.00   14,919,598.00   2,649,869.00   3,848,440.00   6,454,975.00
Against        1,134,964.00           0.00      965,839.00    1,047,995.00     305,183.00     305,991.00     629,496.00
Abstain           80,897.00           0.00      138,532.00       68,517.00      62,690.00      17,102.00     120,463.00

     III. Proposal to amend each Portfolio's fundamental limitation concerning making loans.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            8,517,146.00   9,395,813.00   15,107,913.00   14,840,041.00   2,623,016.00   3,836,392.00   6,462,881.00
Against        1,167,369.00           0.00    2,954,326.00    1,126,440.00     332,036.00     306,411.00     623,782.00
Abstain           95,248.00           0.00      152,991.00       69,630.00      62,690.00      28,730.00     118,272.00


     IV: Proposal to reclassify each Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            8,905,672.00   9,395,813.00   15,071,676.00   14,948,974.00   2,623,016.00   3,952,372.00   6,875,821.00
Against          751,903.00           0.00    2,990,828.00    1,009,267.00     332,036.00     189,616.00     196,680.00
Abstain          122,190.00           0.00      152,730.00       77,871.00      62,690.00      29,544.00     132,434.00

     V. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            8,903,764.00   9,395,813.00   17,169,042.00   15,093,763.00   2,655,869.00   3,944,420.00   6,871,980.00
Against          762,351.00           0.00      820,080.00      865,616.00     305,183.00     198,380.00     212,371.00
Abstain          113,648.00           0.00      179,279.00       76,733.00      62,690.00      28,732.00     120,584.00

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995 (Unaudited)

     VI. Proposal to amend each Portfolio's fundamental limitation concerning investment in real estate and commodities.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            9,410,416.00   9,395,813.00   15,319,723.00   15,538,675.00   2,649,869.00   3,948,898.00   6,707,056.00
Against          231,993.00           0.00    2,703,429.00      377,507.00     305,183.00     205,554.00     360,962.00
Abstain          137,354.00           0.00      192,077.00      119,930.00      62,690.00      17,080.00     136,920.00

     VII. Proposal to reclassify each Portfolio's fundamental limitation concerning short sales and margin sales as non-fundamental, and to amend certain language.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            9,320,666.00   9,395,813.00   15,168,083.00   14,863,776.00   2,625,940.00   3,934,293.00   6,859,018.00
Against          323,718.00           0.00    2,865,058.00    1,050,780.00     329,162.00     220,138.00     207,423.00
Abstain          125,723.00           0.00      182,089.00      121,545.00      62,690.00      17,080.00     138,493.00

     VIII. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            9,521,652.00   9,395,813.00   17,506,993.00   15,076,943.00   2,625,940.00   3,941,679.00   6,909,743.00
Against          151,562.00           0.00      525,952.00      865,291.00     329,162.00     212,543.00     184,957.00
Abstain          106,549.00           0.00      182,403.00       93,978.00      62,690.00      17,311.00     110,234.00

     IX. Proposal to amend each Portfolio's fundamental limitation concerning the issuance of senior securities.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            8,965,684.00   9,395,813.00   15,603,146.00   15,144,778.00   2,625,940.00   3,961,583.00   6,869,018.00
Against          724,630.00           0.00    2,457,555.00      822,817.00     329,112.00     192,660.00     223,838.00
Abstain           89,447.00           0.00      154,530.00       68,517.00      62,690.00      17,290.00     112,079.00

     X. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            8,913,733.00   9,395,813.00   17,236,484.00   14,931,831.00   2,625,940.00   3,948,295.00   6,863,153.00
Against          730,855.00           0.00      794,915.00    1,018,501.00     329,162.00     193,374.00     229,770.00
Abstain          108,372.00           0.00      183,631.00       85,779.00      62,690.00      29,058.00     112,011.00

--------------------------------------------------------------------------------

     XI. Proposal to reclassify each Portfolio's fundamental limitation concerning investment of more than 5% of its total assets in securities of companies with less than three years of operating history as non-fundamental.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            9,438,089.00   9,395,813.00   15,452,363.00   15,644,675.00   2,625,940.00   3,952,188.00   6,859,744.00
Against          218,098.00           0.00    2,576,514.00      319,048.00     329,112.00     189,591.00     210,776.00
Abstain          123,576.00           0.00      185,954.00       72,378.00      62,690.00      29,753.00     134,414.00

     XII. Proposal to eliminate each Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads or combinations thereof.


                LARGE CAP       CAPITAL        CAPITAL          EQUITY                                      LARGE CAP
                  VALUE         GROWTH       APPRECIATION       INCOME        BALANCED         BOND          GROWTH
              -------------  -------------  --------------  --------------  -------------  -------------  -------------
For            9,368,562.00   9,395,813.00   15,277,809.90   15,103,942.00   2,625,940.00   3,942,073.00   5,869,643.00
Against          294,833.00           0.00    2,763,713.00      829,081.00     329,112.00     212,149.00   1,186,627.00
Abstain          118,321.00           0.00      173,718.00      103,089.00      62,690.00      17,311.00     148,666.00

     XIII. Proposal to eliminate the Bond Portfolio's fundamental limitation concerning investment in convertible securities.


                                     BOND
                                 -------------
For                               3,952,394.00
Against                             201,827.00
Abstain                              17,311.00

     XIV. Proposal to eliminate the Bond Portfolio's fundamental limitation concerning investment solely in securities listed as 'appropriate investments.'


                                     BOND
                                 -------------
For                               3,938,186.00
Against                             203,570.00
Abstain                              29,775.00

     XV. Authorization for the Board of Trustees to appoint Investment Sub-Advisers for the Capital Appreciation Portfolio of the Trust without seeking approval by the Portfolio's Shareholders of the contracts pursuant to which sub-advisers serve.


                                   CAPITAL
                                 APPRECIATION
                                --------------
For                              15,551,630.00
Against                           2,483,814.00
Abstain                             179,788.00

     XVI. Authorization for the Board of Trustees to appoint Investment Sub-Advisers for the Equity Income Portfolio of the Trust without seeking approval by the Portfolio's Shareholders of the contracts pursuant to which such sub-advisers serve.


                                    EQUITY
                                    INCOME
                                --------------
For                              15,220,501.00
Against                             743,857.00
Abstain                              71,754.00

     XVII. Authorization for the Board of Trustees to appoint Investment Sub-Advisers for the Balanced Portfolio of the Trust without seeking approval by the Portfolio's Shareholders of the contracts pursuant to which such Sub-Advisers serve.

                                   BALANCED
                                 -------------
For                               2,655,045.00
Against                             300,008.00
Abstain                              62,690.00

     XVIII. Authorization for the Board of Trustees to appoint Investment Sub-Advisers for the Bond Portfolio of the Trust without seeking approval by the Portfolio's Shareholders of the contracts pursuant to which such Sub-Advisers serve.


                                     BOND
                                 -------------
For                               3,964,640.00
Against                             189,582.00
Abstain                              17,311.00

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995 (Unaudited)

     XIX. Approval of the Investment Adviser and the Investment Advisory Agreement for the Capital Appreciation Portfolio of the Trust.


                                   CAPITAL
                                 APPRECIATION
                                --------------
For                              15,829,021.00
Against                           2,079,742.00
Abstain                             305,868.00

     XX. Approval of the Investment Adviser and the Investment Advisory Agreement for the Equity Income Portfolio of the Trust.


                                    EQUITY
                                    INCOME
                                --------------
For                              15,748,415.00
Against                              83,064.00
Abstain                             204,633.00

     XXI. Approval of the Investment Adviser and the Investment Advisory Agreement for the Balanced Portfolio of the Trust.


                                   BALANCED
                                 -------------
For                               2,955,053.00
Against                                   0.00
Abstain                              62,690.00

     XXII. Approval of the Investment Adviser and the Investment Advisory Agreement for the Bond Portfolio of the Trust.


                                     BOND
                                 -------------
For                               4,091,229.00
Against                              62,993.00
Abstain                              17,311.00

     XXIII. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for Capital Appreciation Portfolio.


                                   CAPITAL
                                 APPRECIATION
                                --------------
For                              17,761,353.00
Against                             182,255.00
Abstain                             271,623.00

     XXIV. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Equity Income Portfolio.


                                    EQUITY
                                    INCOME
                                --------------
For                              15,759,829.00
Against                              80,239.00
Abstain                             196,042.00

     XXV. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Balanced Portfolio.


                                   BALANCED
                                 -------------
For                               2,741,006.00
Against                                   0.00
Abstain                              62,690.00

     XXVI. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Bond Portfolio.


                                     BOND
                                 -------------
For                               4,091,229.00
Against                              62,993.00
Abstain                              17,311.00

AUGUST 11, 1995

     There was a special meeting of shareholders scheduled for August 11, 1995 at which shareholders of the Small Cap Growth, Mid-Cap and High Yield Bond Portfolios (each a 'Portfolio,' and together, the 'Portfolios') voted on a series of proposals. Each proposal relating to the High Yield Bond Portfolio and each proposal except Proposal VII relating to the Small Cap Growth Portfolio were approved by shareholders on August 11, 1995. With respect to the Mid-Cap Portfolio and Proposal VII of the Small Cap Growth Portfolio, the meeting was adjourned until August 14, 1995. Each proposal and the results of the shareholder meeting are set forth below.

     I. Proposal to combine each portfolio's fundamental limitation concerning diversification with each Portfolio's fundamental limitation concerning the acquisition of more than 10% of the outstanding voting securities of any one issuer, and to amend certain other language.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,899,898.00   1,377,939.00   969,945.00
Against              99,190.00      60,373.00     3,856.00
Abstain           1,931,040.00      77,185.00    15,694.00
Broker Non-Vote     474,625.00      79,289.00         0.00

--------------------------------------------------------------------------------

     II. Proposal to amend each Portfolio's fundamental limitation concerning borrowing.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,803,421.00   1,321,000.00   955,430.00
Against           1,791,212.00     117,312.00    18,169.00
Abstain             335,496.00      77,185.00    15,896.00
Broker Non-Vote     474,624.00      79,289.00         0.00

     III. Proposal to amend each Portfolio's fundamental limitation concerning making loans.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,382,369.00   1,219,416.00   954,771.00
Against           2,212,249.00     218,897.00    19,030.00
Abstain             335,519.00      77,184,00    15,694.00
Broker Non-Vote     474,616.00      79,289.00         0.00

     IV. Proposal to reclassify each Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               6,982,895.00   1,329,502.00   963,660.00
Against           2,611,752.00     108,779.00    10,141.00
Abstain             335,482.00      77,216.00    15,694.00
Broker Non-Vote     474,624.00      79,289.00         0.00

     V. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,828,319.00   1,344,365.00   970,529.00
Against           1,769,061.00      93,947.00     3,272.00
Abstain             332,748.00      77,185.00    15,694.00
Broker Non-Vote     474,625.00      79,289.00         0.00

     VI. Proposal to amend each Portfolio's fundamental limitation concerning investment in real estate and commodities.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,867,208.00   1,368,861.00   971,128.00
Against           1,727,267.00      69,452.00     2,471.00
Abstain             335,653.00      77,185.00    15,896.00
Broker Non-Vote     474,625.00      79,288.00         0.00

     VII. Proposal to reclassify each Portfolio's fundamental limitation concerning short sales and margin sales as non-fundamental, and to amend certain language.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,482,068.00   1,325,134.00   964,908.00
Against           2,810,447.00     111,069.00     8,893.00
Abstain             332,728.00      79,294.00    15,694.00
Broker Non-Vote     474,625.00      79,289.00         0.00

     VIII. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               9,441,337.00   1,419,071.00   971,071.00
Against             155,805.00      19,432.00     2,784.00
Abstain             332,987.00      77,120.00    15,694.00
Broker Non-Vote     474,624.00      79,163.00         0.00

     IX. Proposal to amend each Portfolio's fundamental limitation concerning the issuance of senior securities.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,885,250.00   1,391,105.00   971,017.00
Against           1,712,046.00      47,208.00     2,784.00
Abstain             332,924.00      77,185.00    15,694.00
Broker Non-Vote     474,533.00      79,288.00         0.00

     X. Proposal to reclassify each Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,798,110.00   1,367,167.00   966,511.00
Against           1,753,230.00      71,113.00     7,088.00
Abstain             378,788.00      77,217.00    15,896.00
Broker Non-Vote     474,625.00      79,289.00         0.00

     XI. Proposal to reclassify each Portfolio's fundamental limitation concerning investment of more than 5% of its total assets in securities of companies with less than three years of operating history as non-fundamental.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               9,415,232.00   1,344,056.00   966,714.00
Against             180,940.00      94,257.00     7,087.00
Abstain             333,954.00      77,184.00    15,694.00
Broker Non-Vote     474,627.00      79,289.00         0.00

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995 (Unaudited)

     XII. Proposal to eliminate each Portfolio's fundamental limitation concerning investment in warrants, puts, calls, straddles, spreads or combinations thereof.


                   SMALL CAP                   HIGH YIELD
                    GROWTH         MID-CAP        BOND
                 -------------  -------------  -----------
For               7,467,907.00   1,284,474.00   926,236.00
Against           2,085,970.00     153,840.00    47,060.00
Abstain             376,252.00      77,184.00    16,199.00
Broker Non-Vote     474,624.00      79,288.00         0.00

     XIII. Authorization for the Board of Trustees to appoint Investment Sub-Advisers for the Small Cap Growth Portfolio of the Trust without seeking approval by the Portfolio's Shareholders of the contracts pursuant to which sub-advisers serve.


                                   SMALL CAP
                                    GROWTH
                                 -------------
For                               8,097,766.00
Against                           2,065,272.00
Abstain                             241,716.00
Broker Non-Vote                           0.00

     XIV. Authorization for the Board of Trustees to appoint Investment Sub-Advisers for the Mid-Cap Portfolio of the Trust without seeking approval by the Portfolio's Shareholders of the contracts pursuant to which sub-advisers serve.


                                    MID-CAP
                                 -------------
For                               1,464,313.00
Against                              88,956.00
Abstain                              41,517.00
Broker Non-Vote                           0.00

     XV. Approve of SFM as the Investment Adviser for the Small Cap Growth Portfolio of the Trust and approval of an Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.


                                  SMALL CAP
                                    GROWTH
                                --------------
For                              10,075,878.00
Against                              87,658.00
Abstain                             241,217.00
Broker Non-Vote                           0.00

     XVI. Approval of SFM as the Investment Adviser for the Mid-Cap Portfolio of the Trust and approval of an Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.


                                    MID-CAP
                                 -------------
For                               1,550,724.00
Against                               2,195.00
Abstain                              41,868.00
Broker Non-Vote                           0.00

     XVII. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Small Cap Growth Portfolio.


                                  SMALL CAP
                                    GROWTH
                                --------------
For                              10,075,775.00
Against                              87,688.00
Abstain                             241,290.00
Broker Non-Vote                           0.00

     XVIII. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Small Cap Growth Portfolio.


                                  SMALL CAP
                                    GROWTH
                                --------------
For                              10,074,812.00
Against                              88,498.00
Abstain                             241,443.00
Broker Non-Vote                           0.00

     XIX. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Small Cap Growth Portfolio.


                                  SMALL CAP
                                    GROWTH
                                --------------
For                              10,029,114.00
Against                              90,063.00
Abstain                             285,576.00
Broker Non-Vote                           0.00

     XX. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Small Cap Growth Portfolio.


                                  SMALL CAP
                                    GROWTH
                                --------------
For                              10,029,063.00
Against                              90,346.00
Abstain                             285,344.00
Broker Non-Vote                           0.00

     XXI. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Small Cap Growth Portfolio.


                                  SMALL CAP
                                    GROWTH
                                --------------
For                              10,075,175.00
Against                              88,662.00
Abstain                             240,916.00
Broker Non-Vote                           0.00

     XXII. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Mid-Cap Portfolio.


                                   MID-CAP
                                --------------
For                               1,550,724.00
Against                               2,195.00
Abstain                              41,868.00
Broker Non-Vote                           0.00

     XXIII. Approval of an Investment Adviser and the Investment Advisory Agreement for the Mid-Cap Portfolio.


                                   MID-CAP
                                --------------
For                               1,552,078.00
Against                                 840.00
Abstain                              41,868.00
Broker Non-Vote                           0.00

     XXIV. Approve of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the Mid-Cap Portfolio effective only upon the admission of CICM as general partner and majority owner of Martingale.


                                   MID-CAP
                                --------------
For                               1,548,349.00
Against                                 840.00
Abstain                              45,597.00
Broker Non-Vote                           0.00

     XXV. Approval of an Investment Adviser and the Investment Advisory Agreement for the Mid-Cap Portfolio effective only upon the admission of CICM as general partner and majority owner of Martingale.


                                   MID-CAP
                                --------------
For                               1,548,349.00
Against                                 840.00
Abstain                              45,597.00
Broker Non-Vote                           0.00

     XXVI. Approval of an Investment Sub-Adviser and the Investment Sub-Advisory Agreement for the High Yield Bond Portfolio.

                                  HIGH YIELD
                                     BOND
                                --------------
For                                 972,220.00
Against                               1,076.00
Abstain                              16,199.00
Broker Non-Vote                           0.00

--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995 (Unaudited)

For shareholders that do not have a September 30, 1995 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1995 taxable year end, please consult your tax advisor as to the pertinence of this notice.
     For the fiscal year ended September 30, 1995, the Portfolios of the SEI Institutional Managed Trust are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:


                                                                          (A)            (B)
                                                                       Long Term      Ordinary
                                                                     Capital Gains     Income           Total
                                                                     Distributions  Distributions   Distributions
Portfolio                                                             (Tax Basis)    (Tax Basis)     (Tax Basis)
-------------------------------------------------------------------  -------------  -------------  ---------------
Large Cap Growth                                                               0%           100%            100%
Small Cap Value                                                                0%           100%            100%
High Yield Bond                                                                0%           100%            100%
Large Cap Value                                                               46%            54%            100%
Capital Appreciation                                                          75%            25%            100%
Equity Income                                                                 51%            49%            100%
Balanced                                                                      14%            86%            100%
Core Fixed Income                                                              0%           100%            100%
Bond                                                                          13%            87%            100%
Capital Growth                                                                28%            72%            100%
Small Cap Growth                                                             100%             0%            100%
Mid-Cap                                                                        0%           100%            100%


                                                                          (C)            (D)
                                                                      Qualifying     Tax Exempt        Foreign
Portfolio                                                            Dividends (1)    Interest       Tax Credit
-------------------------------------------------------------------  -------------  -------------  ---------------
Large Cap Growth                                                              15%             0%              0%
Small Cap Value                                                                5%             0%              0%
High Yield Bond                                                                0%             0%              0%
Large Cap Value                                                               34%             0%              0%
Capital Appreciation                                                          15%             0%              0%
Equity Income                                                                 82%             0%              0%
Balanced                                                                       7%             0%              0%
Core Fixed Income                                                              0%             0%              0%
Bond                                                                           0%             0%              0%
Capital Growth                                                                14%             0%              0%
Small Cap Growth                                                               1%             0%              0%
Mid-Cap                                                                        4%             0%              0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on the percentage of each portfolio's total distribution.
** Items (C) and (D) are based on the percentage of ordinary income distributions of each portfolio.

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SEI INSTITUTIONAL
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MANAGED TRUST
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ANNUAL REPORT
---------------------------------

September 30, 1995

Robert A. Nesher
Chairman

TRUSTEES

Richard F. Blanchard
William M. Doran
F. Wendell Gooch
Frank E. Morris
James M. Storey

OFFICERS

David G. Lee
President and Chief Executive Officer

Carmen V. Romeo
Treasurer, Assistant Secretary

Robert B. Carroll
Vice President, Assistant Secretary

Todd Cipperman
Vice President, Assistant Secretary

Kathryn L. Stanton
Vice President, Assistant Secretary

Sandra K. Orlow
Vice President, Assistant Secretary

Joseph M. Lydon
Vice President, Assistant Secretary

Kevin P. Robins
Vice President, Assistant Secretary

Jeffrey A. Cohen
Controller, Assistant Secretary

Richard W. Grant
Secretary

INVESTMENT ADVISERS

Equity & Balanced Portfolios
SEI Financial Management Corporation
SunBank Capital Management, N.A.

Fixed Income Portfolios
SEI Financial Management Corporation
Western Asset Management Company

MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Financial Management Corporation

DISTRIBUTOR
SEI Financial Services Company

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT PUBLIC ACCOUNTANTS
Price Waterhouse LLP

This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call 1-800-DIAL-SEI/1-800-342-5734

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